As filed with the Securities and Exchange Commission on January 11, 2008

Securities Act Registration No. 333-143368

Investment Company Registration No. 811-22074

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 2 ☒

Post-Effective Amendment No. ☐

and/or

REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940 ☒

Pre-Effective Amendment No. 2 ☒

Post-Effective Amendment No. ☐

DIVIDEND CAPITAL GLOBAL REAL ESTATE FUND OF FUNDS, L.P.

(Exact Name of Registrant As Specified In Agreement of Limited Partnership)

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

(Address of Principal Executive Offices)

(303) 228-2200

(Registrant’s Telephone Number, Including Area Code)

Howard Margolis

Dividend Capital Global Real Estate Fund of Funds, L.P.

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

(Name and Address of Agent for Service)

Copies to:

Michael Hoffman, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Approximate Date of Proposed Offering:    As soon as practicable after the effective date of this Registration Statement, as more specifically described herein.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box  ☒.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price		Amount of Registration Fee
Limited Partnership Interests	1,000 units	$1,000	$1,000,000	(1)	$30.70	(2)

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated January 11, 2008

Limited Partnership Interests

$1,000 per Unit

Investment Objective.    Dividend Capital Global Real Estate Fund of Funds, L.P. (the “Partnership”) is a newly organized, non-diversified, closed-end management investment company. The Partnership’s investment objective is to seek capital appreciation. The Partnership will target investments in Portfolio Funds that are anticipated to return over the life of the Partnership a gross leveraged internal rate of return (“IRR”) of approximately 15% to 20%. IRR is a method of analyzing returns on investments that accounts for the time value of money. IRR is the rate of return that would make the present value of future cash flows on an investment plus the final market value of an investment equal the current market price of the investment. The Partnership cannot ensure that it will achieve its investment objective.

Investment Policies.    The Partnership will seek to achieve its investment objective through investments in a portfolio of U.S.-related and global real estate private equity funds through a “fund of funds” structure. In normal market conditions, the Partnership intends to invest its capital in preferred and common equity securities, including limited partnership and membership interests, representing interests in, and joint ventures and co-investments with, real estate private equity funds (“Portfolio Funds”) managed by third party managers that, in the view of the Partnership’s investment adviser, exhibit, or have potential for, superior performance. Investments in Portfolio Funds will require the Partnership to agree to commit a specified amount of capital to such funds, which funds will in turn call this capital over time. Until such time as the Partnership’s capital is drawn down by Portfolio Funds, the Partnership will invest in highly liquid, publicly-traded real estate investment trusts (“REITs”) rated no lower than BBB-/Baa3 and other real estate investment vehicles, U.S. government securities and cash equivalent and short-term debt securities.

Fund of Funds.    A fund of funds provides investors with a single portfolio comprised of interests in a group of underlying Portfolio Funds. The Partnership anticipates that it ultimately will invest in approximately 10 to 15 Portfolio Funds (including their related joint ventures and co-investment vehicles, if any). Although there can be no assurance as to the ultimate make-up of the Portfolio Funds, the Partnership intends to obtain a broad exposure to real estate by selecting Portfolio Funds with different investment policies based on geography (U.S., Europe, Asia, Mexico and Brazil), sector (office, multifamily, residential, retail, hotel, resort, industrial and other property types), investment strategy (opportunistic and value-added), investment manager, fund type (equity and debt), and investment structure (direct investments, joint ventures, co-investments and convertible/preferred positions). See “The Partnership’s Investments” and “Risks.”

Illiquidity of Partnership Units.    The term of the Partnership will be eight years from the final closing (as described herein), but Dividend Capital GREFOF GP, LLC (the “General Partner”) may, if approved by the Board of Directors of the Partnership, extend the term of the Partnership for up to a maximum of two consecutive one-year periods in order to permit orderly dissolution, for a total of 10 years. The Partnership anticipates that its units will not be listed on any exchange. There will be no secondary trading market for Partnership units and the Partnership does not expect that a secondary trading market will develop. A unitholder may not sell, assign, pledge or transfer any interest in the Partnership, except under limited circumstances and then only with the prior written consent of the Board. Accordingly, the units are designed for long-term investors, and investors should not purchase units of the Partnership if they do not intend to hold them for the partnership term. See “Risks” and “Description of Units.”

(continued on next page)

Investing in the units of the Partnership involves certain risks that are described under the heading “Risks” beginning on page 38. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Unit	Total
Public offering price	$1,000	$
Sales load/commission(1)	$40	$
Estimated offering expenses(2)	$5	$
Proceeds, after expenses, to the Partnership(2) (3)	$955	$

(1)	The sales charge will be deducted from the purchase price paid by an investor and paid to Dividend Capital Securities LLC (the “Distributor”), the distributor of units. The Distributor may pay up to 3.00% commission to the selling agent responsible for selling units to the investor. Purchases made through a selling agent may involve additional fees charged by the selling agent.

(2)	The General Partner will pay for all legal and other offering expenses (other than underwriting compensation) incurred in offering the units, provided that the Partnership will reimburse the General Partner for such expenses in an amount equal to 0.50% of newly Contributed Capital (as defined on page ii) at each closing, subject to the approval of the Board. The aggregate reimbursable offering expenses to be incurred by the Partnership are estimated to be $750,000. The Partnership will pay its organizational expenses in full out of its seed capital prior to the initial closing.

(3)	Contributions will be made in full at each closing and invested in short-term investments until such time as such funds are invested in Portfolio Funds.

This prospectus is dated             , 2008

(continued from previous page)

The Offering.    The Partnership is offering limited partnership interests (“units”) at an offering price equal to their net asset value per unit plus sales charges. The offering price for the initial closing will be $1,000 per unit, which will represent a net asset value contribution to the Partnership of $960 per unit (each a “Contribution” and collectively referred to as “Contributed Capital”) after the deduction of sales charges of up to $40 per unit. The offering price is subject to reduction to the extent sales charges may be reduced as described in “Sales Charges” below. After the initial closing, the net asset value per unit may vary, which may cause the offering price and Contribution per unit sold at subsequent closings to vary.

Units may only be sold to investors who have a net worth of more than $1,500,000, including any amount invested in the Partnership, or who otherwise meet the standard for a Qualified Investor (as defined below in “Investor Qualifications and Transfer Restrictions”). You must purchase at least 100 units to participate in this offering, subject to lesser amounts being accepted by the General Partner in its sole discretion. Investors must hold their shares through brokers and dealers that have entered into shareholder servicing agreements with the Partnership or the Distributor. See “Investor Qualifications and Transfer Restrictions,” “Plan of Distribution” and “Sales Charges.”

General Partner and Investment Advisers.    The Partnership’s investment objective and policies have been structured by the General Partner. Black Creek FOF Advisor LLC (the “Adviser”) will serve as the Partnership’s investment adviser and administrator. The Adviser will be responsible for all Portfolio Fund investments. Dividend Capital Investments LLC, the Partnership’s sub-adviser (the “Sub-Adviser”), will be responsible for the Partnership’s investments in assets other than Portfolio Funds.

Advisory Fees, Administrative Fee and Performance Distribution.    The Partnership will pay to the Adviser an advisory fee, payable monthly in arrears, at an annual rate of 1.50% of Contributed Capital until the first anniversary of the Final Closing, and thereafter at an annual rate of 1.50% of Contributed Capital, less Contributed Capital returned to unitholders (not net asset value). The Partnership also will pay the Adviser, in its capacity as administrator, an administration fee, payable monthly in arrears, at an annual rate of 0.25% of Contributed Capital until the first anniversary of the Final Closing, and thereafter at an annual rate of 0.25% of Contributed Capital, less Contributed Capital returned to unitholders (not net asset value). The Adviser will pay, out of its own assets, a portion of the advisory fee to the Sub-Adviser for managing the Partnership’s non-Portfolio Fund assets, at an annual rate equal to 0.35% of the fair value of the non-Portfolio Fund assets managed by the Sub-Adviser.

In addition, the Partnership will pay to the General Partner a performance distribution equal to 5.00% of the Partnership’s distributions, if any, of its net income and its realized capital gains for the term (including extensions) of the Partnership. The General Partner will only be entitled to a performance distribution if the distributions, if any, otherwise exceed amounts originally invested in the Partnership plus an annual preferred return of 9.00% to the unitholders. The performance fee structure presents risks to an investor that are not present in funds without a performance fee.

No Prior History.    The Partnership is newly organized and has no history of operations.

You should read this prospectus, which sets forth concisely the information about the Partnership you should know before deciding whether to invest in the units, and retain it for future reference. A Statement of Additional Information, dated              2008, containing additional information about the Partnership, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 70 of this prospectus, and the Partnership’s annual and semi-annual reports, and request other information and make inquires about the Partnership, by calling (303) 228-2200 or by writing the Partnership at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, or you may obtain a copy of these documents (and other information regarding the Partnership) from the Securities and Exchange Commission’s web site (http://www.sec.gov). Free copies of the Partnership’s reports and its Statement of Additional Information will also be available from the Partnership’s web site at www.dividendcapital.com.

The units do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

DIVIDEND CAPITAL GLOBAL REAL ESTATE FUND OF FUNDS, L.P.

DIRECTORY

Partnership

Dividend Capital Global Real Estate Fund of Funds, L.P.

c/o Dividend Capital GREFOF GP, LLC

518 17th Street, 17th Floor

Denver, Colorado 80202

General Partner Dividend Capital GREFOF GP, LLC 518 17th Street, 17th Floor Denver, Colorado 80202	Investment Adviser and Administrator Black Creek FOF Advisor LLC 518 17th Street, 17th Floor Denver, Colorado 80202

Custodian State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105	Investment Sub-Adviser Dividend Capital Investments LLC 518 17th Street, 17th Floor Denver, Colorado 80202

Counsel to the Partnership Skadden Arps Slate Meagher & Flom LLP Four Times Square New York, New York 10036	Independent Registered Public Accounting Firm McGladrey and Pullen LLP 555 17th Street, Suite 1000 Denver, Colorado 80202

Sub-Administrator and Transfer Agent ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203	Tax Accounting Firm RSM McGladrey Inc. 555 17th Street, Suite 1000 Denver, Colorado 80202

Distributor

Dividend Capital Securities LLC

518 17th Street, 17th Floor

Denver, Colorado 80202

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the Distributor has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Distributor is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus relating to Dividend Capital Global Real Estate Fund of Funds, L.P. This summary may not contain all of the information that you should consider before investing in our units. You should review the more detailed information contained in this prospectus, especially the information set forth under the headings “The Partnership’s Investments” and “Risks.”

The Partnership

Dividend Capital Global Real Estate Fund of Funds, L.P. is a newly organized, non-diversified, closed-end management investment company. Throughout the prospectus, we refer to Dividend Capital Global Real Estate Fund of Funds, L.P. simply as the “Partnership” or as “we,” “us” or “our.” See “The Partnership.”

The General Partner

Dividend Capital GREFOF GP, LLC, a Delaware limited liability company (the “General Partner”), will be the sole general partner of the Partnership. The Partnership Agreement, however, provides that the Partnership’s board of directors (the “Board”) has the power and authority necessary for it to perform its duties under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and any other federal securities laws. The Board has appointed the General Partner to develop the Partnership’s investment program and to continuously supervise the Adviser’s and Sub-Adviser’s implementation of the investment program.

Adviser and Sub-Adviser

The Partnership’s investment adviser is Black Creek FOF Advisor LLC (the “Adviser”), and the sub-adviser is Dividend Capital Investments LLC (the “Sub-Adviser”). The General Partner, the Adviser and the Sub-Adviser are owned and/or controlled by affiliates of Dividend Capital Group (“DCG”). The principals of DCG and its affiliates have significant experience as founders and senior managers of various real estate ventures. See “The Adviser and Sub-Adviser.”

The Offering

The Partnership is offering units of limited partnership interest (“units”) at an offering price equal to their net asset value per unit plus sales charges. The offering price for the initial closing will be $1,000 per unit, which will represent a net asset value contribution to the Partnership of $960 per unit (each a “Contribution” and collectively referred to as “Contributed Capital”) after the deduction of sales charges of up to $40 per unit. The offering price is subject to reduction to the extent sales charges may be reduced as described in “Sales Charges” below. After the initial closing, the net asset value per unit may vary, which may cause the offering price and Contribution per unit sold at subsequent closings to vary.

Units may only be sold to investors who have a net worth of more than $1,500,000, including any amount invested in the Partnership, or who otherwise meet the standard for a Qualified Investor (as defined below in “Investor Qualifications and Transfer Restrictions”). You must purchase at least 100 units to participate in this offering, subject to lesser amounts being accepted by the General Partner in its sole discretion. Investors must hold their shares through brokers and dealers that have entered into shareholder servicing agreements with the Partnership or the Distributor. See “Investor Qualifications and Transfer Restrictions,” “Plan of Distribution” and “Sales Charge.”

Plan of Distribution

Dividend Capital Securities LLC (the “Distributor”), an affiliate of DCG, is offering units at net asset value per unit on a reasonable best efforts basis, subject to various conditions. The Distributor also will enter into selling group agreements with other brokers or dealers (“Selling Agents”) for the sale and distribution of the Partnership’s units.

Subject to the reduction of the sales commission by a Selling Agent, the Partnership will pay the Distributor a sales commission of 3.00% of the amount of the offering price, all of which may be reallowed to the Selling Agent. See “Plan of Distribution.” The Partnership will also pay the Distributor a fee of 1.00% of the amount of the offering price for managing and coordinating the offering, working with participating Selling Agents and providing sales and marketing assistance (the “Distributor Fee”). The Distributor Fee and Selling Agent sales commission will not constitute an investment made by the investor in the Partnership for purposes of calculating the Preferred Return (defined below) or the fees paid to the Adviser or the Partnership’s administrator.

The Adviser or an affiliate of the Adviser may pay compensation (out of their own funds and not as an expense of the Partnership) to the Distributor, which may be reallowed to Selling Agents, in connection with the sale of units to owners of units up to an amount equal to 0.50% of the aggregate offering price of the units sold through the Selling Agent on an annual basis for up to seven years.

Investment Objective

The Partnership’s investment objective is to seek capital appreciation. The Partnership will seek to achieve its investment objective through investments in a portfolio of U.S.-related and global real estate private equity funds through a “fund of funds” structure. The Partnership will target investments in Portfolio Funds that are anticipated to return over the life of the Partnership a gross IRR of approximately 15% to 20%. There can be no assurance that the Partnership will achieve its investment objective or be able to structure its investments as anticipated.

Simultaneous Offerings

Simultaneously with the offering of units, DCG is organizing an offering for interests in one or more other fund of funds (the “Private Funds”), structured in order to accommodate tax-related and other considerations of targeted investors that, among other things, will invest with the Partnership in Portfolio Funds (the Partnership and Private Funds are collectively known as the “Fund Group”). The Private Funds generally will have similar investment objectives and policies and will invest in Portfolio Funds, including Portfolio Funds in which the Partnership invests. However, the Private Funds may make investments the Partnership is not permitted to make and will co-invest with the Partnership only to the extent permitted by the

Investment Company Act, guidance published by the staff of the Securities and Exchange Commission and exemptive relief, if any, obtained from the Securities and Exchange Commission, including restrictions on negotiating the terms of a co-investment other than price. The Private Funds may also differ in certain other respects, such as the length of their investment periods and exclusivity periods. Divergent portfolios may also be required to accommodate certain tax-related considerations.

The Closings

From time to time, investors will pay for the units they have agreed to purchase and the Partnership will admit the investors to the Partnership as unitholders (each holder of a unit is referred to herein as a “Unitholder” or a “unitholder”), which we refer to in this prospectus as “closings.” The initial closing will occur as soon as practicable on a date selected by the General Partner provided that the Partnership has received aggregate Contributions of not less than $40 million, although the General Partner reserves the right, in its sole discretion, to establish the Partnership with a lower minimum amount of Contributions.

After the initial closing, the Partnership may continue to offer units of the Partnership until the first anniversary of the initial closing (the “Offering Period”). The Partnership generally anticipates that it will not have more than one closing per month after the initial closing, although it also may have fewer than one closing per month. The last closing will be known as the “Final Closing” and shall occur no later than the first anniversary of the initial closing.

Amounts that investors agree to invest in the Partnership will be paid to the Partnership in full at the next closing.

The General Partner’s Commitment

During the Offering Period, the General Partner and its affiliates have or will, at or prior to the Final Closing, contribute to the Fund Group an amount at least equal to the lesser of (x) $2.5 million or (y) 1.00% of the aggregate contributions in the Fund Group. The General Partner will allocate the amount among the funds in the Fund Group on a pro rata basis.

Investment Policies

The Partnership will seek to achieve its investment objective by investing substantially all of its assets in real estate investment funds that invest a substantial portion of their assets in real estate and real estate-related assets. All money contributed at each closing initially will be invested by the Partnership in (i) cash equivalents and short-term debt instruments, (ii) highly liquid, publicly-traded securities, rated no lower than BBB-/Baa3, of REITs and other real estate investment vehicles and (iii) direct obligations of the U.S. federal government and its agencies or instrumentalities, including, without limitation, treasury bills, notes and bonds.

Subsequently, the Partnership will seek to invest in a portfolio of U.S.-related and global real estate private equity funds (“Portfolio Funds”) using a “fund of funds” structure. The Partnership intends to invest all or substantially all of its capital in preferred and common equity securities, including limited partnership and membership interests, representing interests in, and joint ventures and co-investments with, Portfolio Funds managed by third party managers that, in the view of the Adviser, exhibit, or have potential for, superior performance.

The Partnership will invest in Portfolio Funds by agreeing to invest a specified amount of capital in each selected Portfolio Fund. The Portfolio Fund will call the capital from the Partnership from time to time. The Partnership, however, cannot control the rate at which each Portfolio Fund will call the capital the Partnership has agreed to invest. The Partnership expects that it will invest substantially all of its assets from each closing in these liquid assets and Portfolio Funds within three months of the respective closing and anticipates that it will have entered into commitments to invest substantially all of its assets in accordance with its investment objective and policies within one year following the date of the Final Closing.

A fund of funds provides investors with a single portfolio comprised of interests in a group of underlying Portfolio Funds. The Partnership anticipates that it will ultimately invest in approximately 10 to 15 Portfolio Funds (including their related joint ventures and co-investment vehicles, if any). These instruments will not be readily marketable. Although the Partnership cannot guaranty the ultimate make-up of the Portfolio Funds, the Partnership intends to obtain a broad exposure to real estate by selecting Portfolio Funds with different investment policies based on:

➢	Geography: Investing in a mix of Portfolio Funds, including U.S.-related funds as well as funds investing in underlying real estate assets in Europe, Asia, Mexico and Brazil;

➢	Sector: Investing in Portfolio Funds that invest in office, multifamily, residential, retail, hotel, resort, industrial and other property types;

➢	Investment Strategy: Investing in Portfolio Funds that follow both opportunistic and value-added fund strategies;

➢	Investment Manager: Investing no more than 20% of its total assets in any one Portfolio Fund, together with its related joint venture and co-investment vehicles, if any;

➢	Fund Type: Investing in both equity and debt Portfolio Funds; and

➢	Investment Structure: Investing in fund investments, joint ventures, co-investments and convertible/preferred positions.

The Partnership intends to invest within the following guidelines: approximately 40% to 50% of its total assets in U.S.-related Portfolio Funds, 15% to 20% in Europe-related Portfolio Funds (including European Union and prospective European Union nations), 15% to 20% in Asia-related Portfolio Funds and 15% to 20% in Mexico- and

Brazil-related Portfolio Funds, although there can be no assurance that the Partnership will achieve these targets. For purposes of the Partnership’s investment policies, a Portfolio Fund will be viewed as “related” to a particular jurisdiction if the investment objective of that Portfolio Fund is primarily to invest in assets in that jurisdiction.

The Partnership expects to invest approximately two-thirds of its total assets in opportunistic strategies and approximately one-third of its total assets in value-added strategies, although these targets are subject to market conditions and availability of such investments during the investment period. The Partnership views opportunistic strategies as generally intricate, including development, redevelopment, acquisitions from distressed sellers, restructurings, transactions in emerging markets and other asset- and transaction-management approaches. An opportunistic investment generally has a high proportion of total return anticipated to come from capital appreciation upon disposition. These strategies generally involve higher risk and employ greater leverage than value-added strategies, but can generate higher overall returns, and generally target a gross IRR of approximately 20%. The Partnership views value-added strategies as those which generally involve investment of additional capital and/or management subsequent to acquisition. A value-added investment generally has a medium-term investment period (for example, four to seven years) with a portion of overall gain anticipated to come from asset disposition, and generally targets a gross IRR of approximately 12% to 16%.

In addition:

➢	The Partnership intends to invest all or substantially all of its total assets in Portfolio Funds principally engaged in investing in real estate. The Partnership will treat a prospective Portfolio Fund as being principally engaged in investing in real estate if substantially all of such Portfolio Fund’s targeted investments are in real estate and real estate-related assets or if the investment policies and objectives of such Portfolio Fund indicate that such Portfolio Fund primarily targets investment in real estate and real estate-related assets.

➢	The Partnership does not intend to invest more than 20% of its total assets in any one Portfolio Fund together with its related joint venture and co-investment vehicles, if any.

➢	The Partnership does not intend to invest more than 50% of its total assets, in the aggregate, in one or more Portfolio Funds in a single real estate sector (for example, office funds).

➢	The Partnership does not intend to invest more than 50% of its total assets, in the aggregate, in Portfolio Funds related to U.S. investments.

➢	The Partnership does not intend to invest more than 40% of its total assets, in the aggregate, in Portfolio Funds related to European and Asian investments.

➢	The Partnership does not intend to invest more than 20% of its total assets, in the aggregate, in Portfolio Funds related to Mexican and Brazilian investments.

➢	The Partnership’s investments in Portfolio Funds generally will be illiquid (i.e., they will not be readily marketable).

The investment percentages stated above reflect the Partnership’s target portfolio upon the completion of the investment period. They represent the Adviser’s current intentions and should not be considered as a limitation upon the Adviser’s discretion to modify the Partnership’s investments based upon changing market conditions and availability of Portfolio Funds open to investment during the investment period. The Partnership will not be required to sell securities to conform to the above stated percentages because of subsequent changes in market values. The Partnership’s investment objective and investment policies (excluding the fundamental policies set forth in the Statement of Additional Information) may be changed by the Board without the approval of investors.

Financial Leverage.    The Partnership does not currently anticipate that it will borrow money to achieve its investment objectives, which is referred to as financial leverage. However, the Partnership reserves the right to use leverage. If the Partnership does employ financial leverage, the Partnership may leverage through the issuance of commercial paper and/or borrowing by the Partnership. Any financial leverage at the Partnership level will be in addition to financial leverage that a Portfolio Fund may use as part of its capital structure.

The Partnership may utilize financial leverage up to the limits imposed by the Investment Company Act. Under the Investment Company Act, the Partnership generally is not permitted to issue commercial paper or notes or borrow money unless immediately after the borrowing or commercial paper or note issuance the value of the Partnership’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. See “Financial Leverage.”

Interest Rate Transactions.    In connection with any use of financial leverage, and in connection with the initial short-term investment of cash received at the closings from investors, the Partnership may seek to hedge the interest rate and other risks associated with such short-term investments and with financial leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with investments in Portfolio Funds. There is no assurance that any interest rate or other hedging transactions, if undertaken, will be successful and such transactions may adversely affect the Partnership’s investment performance.

Other Investment Management Techniques.    From time to time the Partnership may use various other investment management techniques or strategic transactions for hedging purposes or to enhance total return, however, this is not intended to be a significant element in the Partnership’s investment strategy.

Investment Period

On the first anniversary of the Final Closing, all cash held by the Partnership that is not otherwise invested in or committed to Portfolio Funds shall be returned to investors, except to the extent necessary to: (i) pay expenses and obligations of the Partnership, including amounts owing or which may become due under any existing credit facility and the advisory fee (as hereinafter defined); and (ii) complete investments by the Partnership in transactions which were in process as of such date.

Partnership Term

The term of the Partnership will be eight years from the Final Closing, but the General Partner may, if approved by the Board, extend the term of the Partnership for up to a maximum of two consecutive one-year periods, for a total of 10 years from the Final Closing, in order to permit orderly dissolution. If the Partnership is not able to sell all of its interests in Portfolio Funds or in any assets that were distributed in-kind by a Portfolio Fund prior to the Partnership’s dissolution, it may be required to transfer such securities to a liquidating trust. See “Risks—Investments Longer Than Term.”

Reinvestment

A permanent investment in a Portfolio Fund which is refinanced or otherwise repaid and the proceeds of which are distributed to the Partnership and would otherwise be available to be returned to the unitholders as a return of capital, in whole or in part, prior to the first anniversary of the Final Closing, may be held in reserve, at the election of the General Partner, and, if so reserved, will be subject to reinvestment by the Partnership until the first anniversary of the Final Closing. Any such reserved funds will remain subject to the Preferred Return (as hereinafter defined) and performance distributions provisions. See “Distributions.”

Advisory Fee

The Partnership will pay to the Adviser an advisory fee, payable monthly in arrears, at an annual rate of 1.50% of Contributed Capital until the first anniversary of the Final Closing, and thereafter at an annual rate of 1.50% of Contributed Capital, less Contributed Capital returned to unitholders (not net asset value). The Adviser will pay, out of its own assets, a portion of this fee to the Sub-Adviser for managing the Partnership’s non-Portfolio Fund assets, at an annual rate equal to 0.35% of the fair value of the non-Portfolio Fund assets managed by the Sub-Adviser.

Administrative Fee

Black Creek FOF Advisor LLC will also serve as the administrator for the Partnership and will receive a fee, payable monthly in arrears, at an annual rate of 0.25% of Contributed Capital until the first anniversary of the Final Closing, and thereafter at an annual rate of 0.25% of Contributed Capital, less Contributed Capital returned to unitholders (not net asset value).

The Adviser will engage ALPS Fund Services, Inc. (“ALPS”) to act as a sub-administrator and the transfer agent. Under the agreement with ALPS, ALPS will calculate the net asset value of the Partnership, perform investor record keeping services and perform certain other administrative services for the Partnership. ALPS will be compensated by the Adviser (not by the Partnership) for providing these services.

Distributions and Performance Distribution

In general, the unitholders will receive distributions in the following order of priority:

➢	100% to the unitholders, on a pro rata basis, until they receive distributions equal to their Contribution plus a 9.00% per annum annually compounded cumulative return (the “Preferred Return”) thereon; then

➢	50% to the unitholders, on a pro rata basis, and 50% to the General Partner as a “catch-up” until the General Partner has received 5.00% of the total profits distributed pursuant to this paragraph and to satisfy the Preferred Return; then

➢	95% to all unitholders, on a pro rata basis, and 5.00% to the General Partner.

The Distributor’s fee and Selling Agent sales commission will not constitute a Contribution made by the investor in the Partnership for purposes of calculating the Preferred Return or the payment of the advisory fee or the administrative fee to the Adviser.

Prior to the first anniversary of the Final Closing, the General Partner, on behalf of the Partnership may retain net proceeds realized on investments in a Portfolio Fund equal to the aggregate amount of capital that had been invested in the respective Portfolio Fund, and may use such amounts either for reinvestment in Portfolio Funds or to pay advisory fees or other expense obligations of the Partnership (including the operating expenses, advisory fees and amounts payable under any borrowing of the Partnership). Following the first anniversary of the Final Closing, such retained amounts, along with any cash that has not otherwise been invested in Portfolio Funds, may be used only to: (i) pay expenses and obligations of the Partnership, including amounts owing or which may become due under any existing credit facility and advisory fees; and (ii) complete investments by the Partnership in transactions which were in process as of such date.

Although the Partnership cannot state with certainty when distributions shall commence, beginning with the Partnership’s initial distribution the Partnership intends to make regular quarterly distributions to the unitholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Partnership will make regular semi-annual distributions to the unitholders of all or a portion of capital gains distributed to the Partnership by Portfolio Funds and capital gains earned by the Partnership from the disposition of Portfolio Fund investments, together with any dividends or interest income earned from such investments. The Partnership will make reasonable reserves to meet Partnership obligations prior to making distributions.

In light of the Partnership’s investment policies, the Partnership anticipates that the Investment Company Act will require it to accompany each periodic distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Partnership will indicate annually the proportion of its capital gains distributions that constitute long-term and short-term gains for tax purposes.

Tax

The Partnership believes that under present law it will be treated, for U.S. federal income tax purposes, as a partnership and not as an association or publicly traded partnership taxable as a corporation. The Partnership will be organized as a limited partnership under local law. A limited partnership, absent an affirmative election to be treated otherwise, is generally treated as a partnership for U.S. federal income tax purposes. The Partnership believes that it will not be treated as a publicly-traded partnership taxable as a corporation because neither the Partnership, nor any of its affiliates, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose and the Partnership agreement imposes significant restrictions on transfers of units.

As a partnership for tax purposes, the Partnership is generally not itself subject to U.S. federal income tax. Rather, each unitholder in computing its U.S. federal income tax liability for a taxable year will be required to take into account its allocable share of items of Partnership income, gain, loss, deduction and credit for the taxable year of the Partnership ending within or with the taxable year of such Unitholder, regardless of whether the unitholder has received any distributions from the Partnership. The characterization of an item of Partnership income, gain, loss, deduction or credit will generally be determined at the Partnership (rather than at the unitholder) level.

The Partnership may derive taxable income from an investment, including with respect to an allocation from a Portfolio Fund that is not matched by a corresponding receipt of cash. Accordingly, it is possible that a unitholder’s U.S. federal income tax liability with respect to its allocable share of the earnings of the Partnership in a particular taxable year could exceed the cash distributions to such unitholder for the year, thus giving rise to an out-of-pocket payment by the unitholder.

The Fund’s investment in certain Portfolio Funds organized outside of the U.S. may result in the imposition of withholding and other taxes on the Partnership by jurisdictions located outside of the U.S. The Partnership will use reasonable efforts to mitigate the amount of such taxes.

Prospective investors should consult their tax advisers regarding the tax implications for them of investing, holding and disposing of the units and receiving distributions in respect of the units in the Partnership.

Determination of Net Asset Value

The Partnership will compute its net asset value at least twice annually at the close of its annual and semi-annual fiscal periods and in connection with each sale of units (each a “Valuation Date”). The Partnership’s net asset value of the units will be computed based upon the value of the Partnership’s portfolio securities plus the value of any cash and other assets. The Partnership calculates net asset value per unit by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Partnership (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding units of the Partnership. Net asset value per unit will be rounded up or down to the nearest cent.

Allocation of Income, Expenses, Gains and Losses	Income, expenses, gains and losses of the Partnership will generally be allocated among the unitholders in a manner consistent with the distributions described above.

No Secondary Market

The Partnership’s units will not be listed on any exchange. There is no secondary trading market for Partnership units, and the Partnership does not expect that a secondary market will develop. See “Risks—Illiquidity of Partnership Units.”

Custodian	The custodian of the assets of the Partnership will be State Street Bank & Trust Company (the “Custodian”).

Transfers and Withdrawals

A unitholder may not sell, assign, pledge or transfer any interest in the Partnership except under certain limited circumstances and then only with the prior written consent of the Board. The units are designed for long-term investors, and investors should not purchase units of the Partnership if they do not intend to hold them for the partnership term. See “Risks” and “Description of Units.”

Offering and Organizational Expenses

The General Partner will pay for all legal and other offering expenses (other than underwriting compensation) incurred in offering the units, provided that the Partnership will reimburse the General Partner for such expenses in an amount equal to 0.50% of newly Contributed Capital at each closing, subject to the approval of the Board. The Partnership will pay its organizational expenses in full out of its seed capital prior to the initial closing.

Other Expenses

In addition to the investment advisory fee, the administrative fee payable to the Adviser and the Partnership’s share of the legal and other offering expenses (other than underwriting commission), the Partnership will also bear all other third-party and out-of-pocket costs of third-parties (including the General Partner and any investment advisers) and all other expenses that are not specifically assumed by the Adviser or Administrator under the Investment Advisory Agreement and the Administration Agreement related to the Partnership’s day-to-day activities and operations. These expenses may include, without limitation: legal and audit expenses; borrowing expenses; interest; taxes; governmental fees; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the

Partnership and any losses incurred in connection therewith; fees of custodians; expenses of registering and qualifying limited partnership units for sale under applicable federal laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to the unitholders; costs relating to meetings of the Partnership and its Board; compensation and expenses of the Independent Directors; insurance covering the Partnership and its respective officers and Directors; blue sky fees; and the costs associated with the evaluation and acquisition of potential investments. The Partnership is also liable for such nonrecurring expenses as may arise, including litigation to which the Partnership may be party. The Partnership may also have an obligation to indemnify its Directors and officers with respect to any such litigation.

The Partnership may, if approved by a majority of the Independent Directors, reimburse the Adviser for out of pocket expenses incurred in connection with providing investment advisory services pursuant to this Agreement (including, without limitation, travel and other expenses incurred in connection with evaluation, developing, diligencing, structuring, acquiring, owning, financing, hedging, disposing of or otherwise dealing with the Partnership’s investments); provided, that the Adviser shall bear all expenses relating to the general operation of its business (including, without limitation, administrative, employee, office and insurance expenses and rent).

Exclusivity

Unless consented to by at least two-thirds in interest of the unitholders (excluding the General Partner and its affiliates) of the Partnership, none of the General Partner, the Adviser, the Sub-Adviser or any of their affiliates will act as general partner, manager or the primary source of transactions on behalf of another real estate fund of funds with objectives substantially similar to those of the Partnership and registered as an investment company with the Securities and Exchange Commission (it being understood that a fund of funds designed to invest primarily in a single country or region or a single sector or industry shall not be deemed to have the same or substantially similar objectives) until the earlier of: (i) the first anniversary of the Final Closing, and (ii) such time as at least 80% of the money invested in the Partnership has been invested in Portfolio Funds or committed for investment in Portfolio Funds (other than amounts reserved for reasonably anticipated expenses of the Partnership and advisory fees). Notwithstanding the foregoing, the General Partner, the Adviser, the Sub-Adviser or any of their affiliates may act as general partner, manager or the primary source of transactions on behalf of a registered real estate fund of funds formed to co-invest with the Partnership but structured as a separate fund for regulatory or tax reasons. The exclusivity period applicable to the Private Funds may be longer or shorter than the exclusivity period applicable to the Partnership.

Investor Qualifications/Investment Suitability	Units may be sold only to investors who have a net worth of more than $1,500,000 or who otherwise meet the requirements for a “qualified client” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) (each a “Qualified Investor”). You may hold your units only through a broker or dealer that has entered into a shareholder servicing agreement with the Partnership or Dividend Capital Securities LLC (the “Distributor”). Before you may invest in the Partnership, your financial advisor or sales representative will require a certification from you that you are a Qualified Investor. See “Investor Qualifications and Transfer Restrictions.”

An investment in the Partnership involves a considerable amount of risk. Because it is possible that you may lose some or all of your investment, you should not invest in the Partnership unless you can afford a total loss of your investment. Prior to making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs and (iii) consult your broker and financial advisor to determine whether your risk profile is suitable for this investment.

Risks

General.    An investment in the Partnership involves certain risks relating to the Partnership’s structure and investment objectives and policies, which you should evaluate before making a decision to invest in the Partnership. No assurance can be given that the Partnership will succeed in meeting its investment objective or that there will be any return on capital.

The Partnership is reserved for Qualified Investors, who are aware of the risks associated with an investment in a venture that invests in real estate and accept that they will have recourse only to the Partnership’s assets as these will exist at any time. A substantial portion of the Partnership’s assets will be illiquid and the Partnership will not necessarily be able to sell or otherwise monetize them quickly or at all.

An investment in the Partnership’s units is subject to investment risk, including the possible loss of the entire amount invested. An investment in units represents an indirect investment in the securities owned by the Partnership. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. At any point in time, an investor’s units may be worth significantly less than its original investment.

Non-Diversification.    The Partnership has registered as a “non-diversified” investment company under the Investment Company Act and may invest in a smaller number of individual issuers than a diversified investment company. To the extent the Partnership invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Partnership may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Limited History.    The Partnership is a newly formed entity with no significant operating history upon which prospective investors may evaluate the Partnership’s potential performance. While the senior investment professionals and other individuals employed by the

General Partner, the Adviser and the Sub-Adviser have extensive prior experience in real estate and real estate-related investment activities, past performance with respect to such real estate and real estate-related investment activities is not a guarantee of future results.

Nature of Investment.    An investment in the Partnership requires a long-term commitment with no certainty of return. The Partnership will invest in Portfolio Funds which, in turn, will make investments in real estate and/or real estate-related assets and businesses, which may be experiencing or may be expected to experience severe financial difficulties that may never be overcome. The Partnership expects it will take up to one year from the Final Closing to commit substantially all of its assets to investments in Portfolio Funds and that Portfolio Funds will then have a period of time to draw down capital committed to them. In addition, until the first anniversary of the Final Closing, any amounts distributed to the Partnership by Portfolio Funds may be reinvested by the Partnership at the discretion of the Adviser. After such date, distributions will be made only to the extent that distributions are received from Portfolio Funds and the Adviser anticipates that most of the investments in Portfolio Funds will be long term investments that may not provide significant distributions for a period of years after they are made. As a result, it is unlikely that the Partnership will make significant, if any, distributions in the early years following the commencement of its investment operations.

Since the Partnership may only make a limited number of investments and since many of the investments may involve a high degree of risk, individual performance by a few of the investments could affect the portfolio’s total returns to the investors. Although the Partnership intends to obtain a broad exposure to real estate by investing in real estate funds with different types of investment policies, there can be no assurance that the actual investments of the Portfolio Funds will vary by geography, property type, investment strategy, manager or fund duration, or that allocations to, opportunities in, or preferences for geographical market, property type or fund managers and other fund features will not change significantly over time. Investors will not have an opportunity to evaluate specific assets prior to investing.

Investors in the Partnership have no individual right to receive information about the Portfolio Funds or their managers, will not be investors in the Portfolio Funds and will have no rights with respect to or standing or recourse against the Portfolio Funds, their managers or any of their affiliates. The Partnership may be required to indemnify certain of the Portfolio Funds and their managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Portfolio Fund’s subscription documents and certain acts or omissions relating to the management of the Portfolio Funds.

Illiquidity of Partnership Units.    The Partnership anticipates that its units will not be listed on any exchange. There will be no secondary trading market for Partnership units and the Partnership does not expect that a secondary trading market will develop. A unitholder may not sell, assign, pledge or transfer any interest in the Partnership except under certain limited circumstances and then only with the prior written consent of the Board. The Board may require substantial documentation in connection with a requested transfer, and a unitholder should not expect that it will be able to transfer its units at all. A requested transfer, if approved by the Board, may require a substantial amount of time to effect. The units are designed for long-term investors who can bear the risks associated with the limited liquidity of the units, and the unitholder should not purchase units of the Partnership if the unitholder intends to sell them.

Financial Leverage.    Although the Partnership does not currently intend to borrow money for investment purposes, which is known as financial leverage, it reserves the right to do so. As a result, investors should consider the various risks of leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for unitholders including:

➢	the likelihood of greater volatility of net asset value of the units than a comparable portfolio without leverage;

➢	the risk that fluctuations in interest rates on borrowings and short-term debt that the Partnership must pay will reduce the return to the unitholders;

➢	the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the net asset value of the units than if the Partnership were not leveraged; and

➢	the potential for an increase in operating costs, which may reduce the Partnership’s total return.

In the event that the Partnership would be required to sell assets at a loss, including in order to redeem or pay off any leverage, such a sale would reduce the Partnership’s net asset value and may make it difficult for the net asset value to recover. The Partnership nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the unitholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Partnership would result in the Partnership being subject to covenants in credit agreements relating to asset coverage and Partnership composition requirements. The Adviser does not believe that these covenants or guidelines would impede the Adviser from managing the Partnership’s portfolio in accordance with the Partnership’s investment objective and policies.

The use of financial leverage involves financial risk and would increase the exposure of the Partnership’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Partnership would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Partnership may be secured by any or all of the assets of the Partnership, with the consequences that the Partnership may lose more than its equity stake in any one investment, and may lose all of its capital.

Underlying Fund Leverage.    In addition to the financial leverage utilized by the Partnership, Portfolio Funds in which the Partnership invests may also utilize financial leverage. The Portfolio Funds may be able to borrow without limitation and may utilize various lines of credit and other forms of leverage, including swaps and reverse repurchase agreements. While leverage presents opportunities for increasing a Portfolio Fund’s total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Portfolio Fund will decrease. Additionally, any event which adversely affects the value of an investment by a Portfolio Fund would be magnified to the extent such Portfolio Fund is leveraged. The cumulative effect of the use of leverage by a Portfolio Fund in a market that moves adversely to such Portfolio Fund’s investments could result in a substantial loss to the Portfolio Fund which would be greater than if the Portfolio Fund were not leveraged. The Portfolio Funds in which the Partnership will invest generally will be organized as limited partnerships, limited liability companies, corporations or other entities that provide that the Partnership’s risk of loss generally will be limited to the amount of the investment by the Partnership.

Tax Considerations.    The Partnership expects to be treated as a partnership for U.S. federal income tax purposes. If it were determined that the Partnership should be treated as an association or a publicly traded partnership taxable as a corporation, the Partnership would be subject to U.S. federal income tax at the entity level and items of income, gain, deduction and loss would not pass through to unitholders and unitholders would be treated for U.S. federal income tax purposes as shareholders in a corporation. In addition, in such case distributions to unitholders would constitute dividend income taxable to such unitholders to the extent of earnings and profits.

An investment in the Partnership involves a number of complex tax considerations. The Partnership may derive taxable income from an investment, including with respect to an allocation from a Portfolio Fund, that is not matched by a corresponding receipt of cash. Accordingly, it is possible that a unitholder’s U.S. federal income tax liability with respect to its allocable share of the earnings of the

Partnership in a particular taxable year could exceed the cash distributions to such unitholder for the year, giving rise to an out-of-pocket payment by the unitholder. Prospective investors should consult their tax advisers regarding the tax implications for them of investing, holding and disposing of the units and receiving distributions in respect of the units in the Partnership.

Our activities may cause us to be engaged in a trade or business and we will not make investments through taxable U.S. corporations solely for the purpose of limiting unrelated business taxable income (“UBTI”) from “debt-financed” property and, thus, an investment in the Partnership may give rise to significant UBTI to certain tax-exempt entities investing in the Partnership. For certain types of tax-exempt entities the receipt of any UBTI can have extremely adverse tax consequences. Tax-exempt entities are strongly urged to consult their tax advisors regarding the tax consequences of investing in the Partnership.

Our method of operation may result in a determination that we are engaged in a U.S. trade or business, with the result that some portion of our income is properly treated as effectively connected with such trade or business with respect to non-U.S. persons investing in the Partnership. Moreover, distributions paid by Portfolio Funds treated as REITs that are attributable to gains from the sale of U.S. real property interests will, and sales of certain investments in the stock of U.S. corporations owning significant U.S. real property may, be treated as effectively connected income with respect to non-U.S. persons investing in the Partnership. To the extent that our income is treated as effectively connected income, non-U.S. persons investing in the Partnership generally will be subject to withholding tax on their allocable shares of such income, will be required to file a U.S. federal income tax return for such year reporting their allocable shares of income that is effectively connected with such trade or business, and will be subject to U.S. federal income tax at regular U.S. tax rates on any such income. Non-U.S. persons investing in the Partnership that are corporations may also be subject to a 30% branch profits tax on such income. Non-U.S. persons are strongly urged to consult their tax advisors regarding the tax consequences of investing in the Partnership.

The Partnership will not be able to deliver Schedules K-1 to investors prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.

For a further discussion of U.S. federal income tax considerations, prospective investors should refer to “Certain U.S. Federal Income Tax Considerations.”

Co-Investing.    The Partnership will co-invest with the Private Fund in Portfolio Funds only to the extent permitted by the Investment Company Act, guidance published by the staff of the Securities and

Exchange Commission and exemptive relief, if any, obtained from the Securities and Exchange Commission. Specifically, for co-investments, the Adviser may be restricted from negotiating the terms of an investment, excluding price. The Partnership anticipates initially having limited negotiating power in light of the expected relative size of planned investments in Portfolio Funds, but a co-investment structure may provide fewer opportunities to negotiate more favorable terms than if investing independent of the Private Fund.

General Risks of Investing in Real Estate.    The assets underlying the Partnership’s investments in Portfolio Funds will consist wholly or substantially of real estate or real estate-related assets. The Partnership therefore will be subject to the risks associated with investment in such assets. These risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate, regional and local real estate conditions, the supply of and demand for properties, the financial resources of tenants, competition for tenants from other available properties, the ability of the Portfolio Funds to manage the real properties, changes in building, environmental, tax or other applicable laws, changes in real property tax rates, changes in interest rates, negative developments in the economy that depress travel activity, uninsured casualties, acts of God and other factors which are beyond the control of the Partnership, the General Partner, the Adviser, the Sub-Adviser and/or DCG or its affiliates. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive. The possibility of partial or total loss of capital will exist and investors should not subscribe unless they can readily bear the consequences of such loss.

Many of these factors could cause fluctuations in occupancy rates, rent schedules or operating expenses, resulting in a negative effect on the value of real estate assets. Valuation of real estate assets may fluctuate. The capital value of the Partnership’s investments may be significantly diminished in the event of a downward turn in real estate market prices.

Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase and are not generally decreased by events generally adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Although the Partnership intends to confirm that Portfolio Funds in which it invests maintain comprehensive insurance on its investments in amounts sufficient, in a commercially reasonable manner, to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Partnership will have no control over whether such insurance is maintained.

There can be no assurance that any of the Partnership’s investments will be sold at a price above the cost of acquisition or that the Partnership will be able to sell or monetize an investment at a particular time. As a result, there can be no assurance that the Partnership’s investment objectives will be realized and the Partnership may lose any or all of its capital.

Current Conditions.    The decline in the broader credit markets in recent months related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the U.S. homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment in the near term and investors should be aware that the general risks of investing in real estate may be magnified.

Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of Portfolio Funds or companies in which Portfolio Funds have invested to finance real estate developments and projects or refinance completed projects. For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for Portfolio Funds to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which Portfolio Funds can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets in which Portfolio Funds invest. Such developments could, in turn, reduce the number of real estate funds brought to market during the investment period and reduce the Partnership’s investment opportunities.

Development Activities.    The Partnership may invest in Portfolio Funds which invest in undeveloped land and certain development properties. Undeveloped land and development properties may involve more risk than properties on which development has been completed. Undeveloped land and development properties do not generate operating revenue, while costs are incurred to develop or redevelop the properties, as well as certain expenses incurred for property taxes, insurance, etc. Also, construction may not be completed within budget or as scheduled, and estimated rental levels or sales prices may not be achieved. Further, development properties are often subject to various zoning laws and ordinances. In connection therewith, development may require approvals or waivers from local regulatory authorities, which often involve a long and costly process with no guarantee of a successful outcome. Finally, development projects are subject to a multitude of laws and ordinances, which are subject to change from time to time.

Competitive Market for Investment Opportunities.    The activity of identifying and completing attractive real estate and real estate-related investments is competitive and involves a high degree of uncertainty. Over the past several years, an increasing number of real estate partnerships have been formed for the purpose of investing in real estate assets. Other unrelated parties may form additional partnerships with similar investment objectives to the Partnership. There may be competition for investments of the type in which the Partnership intends to invest, and such competition may lead to the Partnership obtaining less favorable investment terms than would otherwise be the case or prevent the Partnership from making some investments. As a result, there can be no assurance that the Partnership will be able to locate attractive investment opportunities that satisfy the Partnership’s investment objective or realize upon the value of its investments or that the Partnership will be able to become fully invested for a significant period of time, if at all.

Many private equity real estate fund of funds have an investment period longer than two years. Due to requirements of the Securities and Exchange Commission, the Partnership’s investment period is limited to two years. As a result, the Partnership’s investments will be more concentrated in Portfolio Funds brought to market over a period of up to two years than if it had a longer investment period and it will be subject to the performance of funds from these vintages and the market conditions in which they operate. In addition, a two year investment period increases the risk that the Partnership will not be able to commit all of its capital to investments in Portfolio Funds prior to the end of the investment period and that some capital will need to be returned to investors.

Liquidity Considerations.    Investments in Portfolio Funds will be highly illiquid, and there can be no assurance that the Partnership will be able to realize on such investments in a timely manner. The efficient liquidation of real estate investments may be affected by a variety of factors and may be time-consuming. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Partnership. There is a risk that the Partnership may be unable to realize its investment objectives by sale or other disposition at attractive prices or at the appropriate times or in response to changing market conditions, or will otherwise be unable to complete a favorable exit strategy. Losses on unsuccessful investments may be realized before gains on successful investments are realized. The Adviser will be dependent on information provided by the Portfolio Funds for information about a Portfolio Fund’s net asset value and portfolio composition, which if inaccurate could adversely affect the Adviser’s ability to manage the Partnership’s investment portfolio in accordance with its investment objective and to accurately value units in the Partnership.

Investments Longer Than Term.    The Partnership may invest in Portfolio Funds with terms longer than that of the Partnership and/or in Portfolio Funds that may have investments which, due to subsequent events, may not be advantageously disposed of prior to the date that the Partnership will be dissolved, either by expiration of the Partnership’s term or otherwise. Although the Adviser currently expects that investments will be disposed of prior to dissolution, the Partnership may have to sell, distribute or otherwise dispose of investments at a disadvantageous time as a result of its dissolution. If the Partnership is not able to sell all of its interests in Portfolio Funds or in any assets that were distributed in-kind by a Portfolio Fund prior to the Partnership’s dissolution, the Partnership may be required to transfer such securities to a liquidating trust.

Environmental Considerations.    The Portfolio Funds (and therefore the Partnership) could face substantial risk of loss from environmental claims based on environmental problems associated with the real estate underlying the Partnership’s investments. Furthermore, changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of the acquisition of such investment by the Partnership and that could not have been foreseen. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such environmental condition.

Risk of Undiscovered Liabilities in Investments.    In addition to the risk of environmental liability attaching to an investment, it is possible that investments acquired by the Partnership could be affected by undisclosed matters. In respect of acquired land, the Partnership’s investment in the Portfolio Fund that owns such land could be affected by undisclosed matters such as legal easements, leases and all charges on property that have been registered and all charges that the acquiring entity is or should have been aware of at the time of the acquisition. Liability could also arise from the breaches of planning legislation and building regulations. Undisclosed breaches of other statutory regimes such as health and safety, fire and public health legislation could also give rise to liability. The property owner could also be liable for undisclosed duties payable to municipalities and counties as well as public claims deriving from supply to the property of water, electricity and the like. It is therefore possible that the Partnership could acquire an investment affected by such matters, which may have a material adverse effect on the value of such investments.

Foreign Economic, Political, Regulatory and Social Risks.     Investments by the Partnership and Portfolio Funds may be subject to economic, political, regulatory and social risks, which may affect the liquidity of such investments. Foreign ownership of real estate or real estate-related assets may be restricted, requiring the Portfolio Funds in which the Partnership invests to share the applicable investment with local third-party unitholders or investors, and there may be significant local land use and permit restrictions, local taxes and other transaction costs which adversely affect the returns sought by the Partnership. These investments may be subject to additional risks relating to adverse political developments (including nationalization, confiscation without fair compensation, civil disturbances, unrest or war) and regulatory risks, which may affect the liquidity of such investments. Further, foreign governments may impose restrictions to prevent capital flight which may, for example, involve punitive taxation (including high withholding taxes) on certain securities, transfers or asset sales or the imposition of exchange controls, making it difficult or impossible to exchange or repatriate the applicable currencies. Foreign investments also are subject to additional risks such as:

➢	unfavorable changes in currency rates and exchange control regulations;

➢	reduced availability of information regarding foreign companies;

➢	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements;

➢	reduced liquidity and greater volatility;

➢	difficulty in obtaining or enforcing a judgment;

➢	increased brokerage commissions and custody fees; and

➢	increased potential for corrupt business practices in certain foreign countries.

In addition to the risks associated with investments in foreign real estate generally, investments in real estate located in particular regions or countries with emerging markets may face those risks to a greater degree and may face the following additional risks, among others:

➢	inflation and rapid fluctuations in inflation rates in the economies of certain emerging market countries;

➢	high concentration of investors and financial intermediaries;

➢	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices; and

➢	overburdened infrastructure.

The Partnership does not intend to obtain political risk insurance. Accordingly, actions of foreign governments in the future could have a significant affect on economic actions in their respective countries, which could affect private sector real estate and real estate-related companies and the prices and yields of investments. Exchange control regulations, expropriation, confiscatory taxation, nationalization, political, economic or social instability or other economic or political developments in such countries could adversely affect the assets of the Partnership.

Political changes or a deterioration of a foreign nation’s domestic economy or balance of trade may indirectly affect the Partnership’s investment in a particular real estate or real estate-related asset in that nation. Moreover, the investments could be adversely affected by changes in the general economic climate or the economic factors affecting real estate or real estate-related industries, changes in tax law or specific developments within such industries or interest rate movements. While the Adviser intends to manage the Partnership’s investments in a manner that it believes will minimize its exposure to such risks, there can be no assurance that adverse political or economic changes will not cause the Partnership to suffer losses.

Currency and Exchange Rate Risks.    The Partnership intends to invest in Portfolio Funds which invest in real estate and real estate-related assets located in Mexico, Brazil, Asia and Europe and, as a result, the income received by the Partnership’s underlying investment is likely to be denominated in currencies other than U.S. dollars. However, the books and records of the Partnership are expected to be maintained in, and capital contributions to, and distributions from, the Partnership are expected to be made in U.S. dollars. Accordingly, changes in currency exchange rates between the U.S. dollar and such currencies may adversely affect the U.S. dollar value of the investments, income, interest and dividends or other distributions received by the Partnership, gains and losses realized on the sale of the investments and the amount of distributions, if any, to be made by the Partnership.

In addition, the Partnership may incur costs in converting the proceeds from its investments from one currency to another. As a general policy, the Partnership does not intend to hedge against currency exchange risk. It is not possible over the life of the Partnership to assess the degree to which foreign currencies will be affected by the devaluation thereof relative to the U.S. dollar due to economic conditions or to any managed exchange rate regime employed by the applicable government, but significant depreciation of the currency of a country in which the Partnership has underlying investments may adversely impact such investments and/or the Partnership’s returns from such investments.

Ability to Enforce Legal Rights.    The Portfolio Funds and joint venture and co-investment vehicles, if any, in which the Partnership invests may have difficulty in successfully pursuing claims in the courts of foreign jurisdictions, as compared to the United States. Further, to the extent that a judgment is obtained, but enforcement thereof must be sought in the courts of another jurisdiction, there can be no assurance that such courts will enforce such judgment.

Inflation.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as the purchasing power of money decreases. As inflation increases, the real value (i.e., the inflation-adjusted value) of the units and distributions on those units can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to the unitholders. Inflation and rapid fluctuations in inflation rates may have negative effects on the economy and securities markets. There can be no assurance that, in the future, inflation will not have an adverse impact on the investments or the Partnership’s returns from such investments.

Undeveloped Infrastructure.    Capital and advanced technology in Mexico, Brazil and other jurisdictions may be limited. Delays in local postal, transport, banking or communications systems could cause the Partnership to lose rights, opportunities or entitlements and expose it to currency fluctuations.

Absence of Regulation of a Portfolio Fund.    Portfolio Funds and their managers are expected to be subject to varying levels of regulation. Portfolio Funds will not be registered as investment companies under the Investment Company Act and their managers often likely will not be registered as investment advisers under the Investment Advisers Act, with the consequence that many of the protections afforded to investors by those laws will not be applicable. Similarly, certain investments in Portfolio Funds and accounts formed and operated outside the U.S. may not be subject to comprehensive government regulation. The managers of Portfolio Funds may not be covered by insurance or by fidelity bonding.

Multiple Levels of Expense.    In addition to the advisory fee and administrative fee payable to the Adviser and Performance Distribution payable to the General Partner, the Partnership, as an investor in Portfolio Funds, will be responsible for the payment of fees to the managers of the various Portfolio Funds. The Portfolio Funds in which the Partnership intends to invest impose investment management and performance fees, in addition to those imposed directly by the Partnership. The manager of a Portfolio Fund will typically be paid or allocated amounts based upon a share of the profits of the Portfolio Fund. Generally, annual fixed fees to Portfolio Fund managers range from 1.00% to 2.00% of the capital contributed to Portfolio Funds on an annualized basis, and incentive allocations or performance fees typically reach up to 20% of net profits. A Portfolio Fund employing such a performance fee structure may result in substantially higher payments to its manager than alternative arrangements. The existence of a performance fee may create an incentive for the Portfolio Fund manager to make riskier and more speculative investments than would otherwise be the case in the absence of such performance-based compensation. A Portfolio Fund may receive performance fees based on the unrealized appreciation of the Portfolio Fund. Because performance-based compensation is calculated on a basis which includes unrealized appreciation of such assets, it may be greater than if such compensation were based solely on realized gains.

Potential Conflicts of Interest of Portfolio Fund Managers.     Managers of Portfolio Funds may engage in other forms of related and unrelated activities in addition to advising a Portfolio Fund. They may also make investments in securities for their own account. Activities such as these could detract from the time a manager devotes to the affairs of a Portfolio Fund.

Newly Organized Portfolio Fund Managers.    The Partnership may invest in Portfolio Funds that are managed by managers that have managed Portfolio Funds for a relatively short period of time. The previous experience of such managers is typically in real estate investment and real estate finance. Because such managers may not have direct experience managing Portfolio Funds, including experience with financial, legal or regulatory considerations unique to management of a Portfolio Fund, and there is generally less information available on which to base an opinion of such manager’s investment and management expertise, investments with such managers may be subject to greater risk and uncertainty than investments with more experienced managers of Portfolio Funds.

Investment in Multiple Portfolio Funds.    No assurance can be given that the collective performance of the Portfolio Funds will result in profitable returns for the Partnership as a whole. Positive performance achieved by one or more Portfolio Funds may be neutralized by negative performance experienced by other Portfolio Funds. Identifying the appropriate Portfolio Funds is difficult and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to various factors, including, but not limited to, the investment strategies of the Portfolio Funds available, Portfolio Fund managers that have been identified as providing attractive investment opportunities may bring new Portfolio Funds to market only once every several years and the influence of general market conditions from time to time on the number and type of Portfolio Funds brought to market in any given year. In addition, certain Portfolio Funds are oversubscribed and the Partnership may not be able to invest in a Portfolio Fund to the extent desired. Investment decisions of the Portfolio Funds are made by their managers entirely independent of the Adviser and of each other. As a result, at any particular time, one Portfolio Fund may be making an investment that is being sold by another Portfolio Fund. Consequently, the Partnership could incur indirectly certain transaction costs without accomplishing any net investment result.

Availability of Information.    Some of the Portfolio Funds may provide very limited information with respect to their operation and performance to the Partnership, thereby severely limiting the Partnership’s ability to verify initially or on a continuing basis any representations made by the Portfolio Funds or the investment strategies being employed. This may result in significant losses to the Partnership based on investment strategies and positions employed by the Portfolio Funds or other actions of which the Adviser, the Sub-Adviser and the General Partner have limited or no knowledge.

Reliance on the General Partner, Adviser, Sub-Adviser and Key Personnel.    Investors must depend on the judgment of the General Partner with respect to the structuring of the Partnership’s investment program and the Adviser and Sub-Adviser with respect to the selection and acquisition of assets by the Partnership. The successful investment and disposal of the Partnership’s assets will therefore depend, in part, upon the skill of, and the investment decisions made by, the investment committees of the Adviser and Sub-Adviser. Investors will not make any decisions with respect to the acquisition, disposition or other realization of the investment or, except under certain limited circumstances, any other decisions regarding the Partnership’s business and affairs. Loss of any key personnel could have a material adverse effect on the potential performance of the Partnership.

Conflicts of Interest.    Conflicts of interest exist in the structure and operation of the Partnership’s business. The fees which the General Partner and the Adviser are entitled to receive may be higher than the fees which another investment adviser would have charged, although each of the General Partner and the Adviser believes that such fees are reasonable in light of the services performed.

The Adviser and its affiliates (including for purposes of this discussion, the Sub-Adviser and the General Partner) manage the assets of registered investment companies, private investment funds and individual accounts (collectively, “Adviser Clients”). The Partnership has no interest in these activities. In addition, the Adviser and its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Partnership will have no interest. These investments may have been suitable for investment by the Partnership but, for various reasons, were not pursued by, or available to, the Partnership. The Adviser or its affiliates also may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Partnership. Investments by the Adviser, Adviser Clients or their affiliates may limit the ability of the Partnership to make investments as a result of certain provisions of the Investment Company Act that restrict the ability of a registered investment company, like the Partnership, to co-invest with affiliates, which may disadvantage the Partnership.

Investment decisions for the Partnership are made independently from those of Adviser Clients. If, however, the Partnership desires to invest in the same Portfolio Fund as an Adviser Client, the available investment will be allocated equitably, generally pro rata according to the relative amount of assets the Partnership and the one or more other Adviser Clients have available to invest, but also taking into consideration the percentage of the Partnership’s or an Adviser Client’s portfolio that would be represented by the investment and the amount of exposure to the investment that is appropriate for the Partnership or the Adviser Client, as the case may be. Decisions in this regard are necessarily subjective and there is no requirement that the Partnership participate, or participate to the same extent as the Adviser Clients, in all investments. This process may adversely affect the amount the Partnership will be able to invest in a Portfolio Fund.

Valuation of Partnership Assets and Liabilities.    The assets of the Partnership will be valued by the Partnership following valuation guidelines established and periodically reviewed by the Board. The value of any interests held by the Partnership in a Portfolio Fund for which reliable market quotes are not readily available (which is expected to include substantially all interests in Portfolio Funds purchased by the Partnership) generally will be valued at the price reported by the Portfolio Fund. These valuations may be provided by the managers of a Portfolio Fund to the Partnership based on interim unaudited financial statements. Generally, Portfolio Funds provide information to investors as to the value of their interests on a limited periodic basis, such as quarterly or annually. The Partnership calculates its net asset value at least twice annually and in connection with any sale of units. The value of the Partnership’s interest in a Portfolio Fund on days other than those that such value is provided by the Portfolio Fund will be valued by the Partnership at their fair value, pursuant to the Partnership’s valuation procedures. Fair value represents a good faith approximation of the value of an asset at the time such approximation is made. Valuations provided by Portfolio Funds may be subject to subsequent upward and downward adjustments by the Adviser to reflect changes in market conditions and other events subsequent to the determination of net capital appreciation, net capital depreciation, net assets and other accounting items of the Partnership. Fiscal year-end net capital calculations are audited by the Partnership’s independent auditors and may be revised as a result of such audit. Such revisions may also result from adjustments in valuations provided by Portfolio Funds. As a result of such subsequent adjustments, the Partnership’s issuance of its units at a net asset value determined prior to such adjustments may have the effect of diluting or increasing the economic interest of unitholders at the time of such issuance or repurchase and may cause adjustments to the fees paid to the Adviser and the General Partner.

Officers and Personnel of the General Partner, the Adviser and the Sub-Adviser Not Full Time.    Although the officers and the personnel of the General Partner, the Adviser, the Sub-Adviser and the Partnership will devote as much time to the Partnership as they believe is necessary to assist the Partnership in achieving its investment objective, none of them (excluding the Portfolio Manager, as defined in “Management of the Partnership—Management Team–Portfolio Management”) will devote a significant amount of his or her working time to the affairs of the Partnership, as they may devote a substantial portion of their time to other funds and investments. The principals, officers and/or employees of the General Partner, the Adviser and the Sub-Adviser may not have employment agreements and the loss of the services of one or more of them may have a material adverse effect on the Partnership.

SUMMARY OF PARTNERSHIP EXPENSES

The purpose of the table and the example below is to help you understand all fees and expenses that you, as a unitholder, would bear directly or indirectly. The expenses shown in the table under “Other expenses” and “Total annual expenses” are based on estimated amounts for the Partnership’s first year of operations and assume that the Partnership issues 156,250 units. If the Partnership issues fewer units, all other things being equal, these expenses would increase. The expenses associated with investing in a “fund of funds” are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the unitholders of the Partnership, a fund of funds, will also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the Portfolio Fund level.

Unitholder Transaction Expenses

Sales load paid by you (as a percentage of offering price)(1)	4.00%

Offering expenses borne by the Partnership (as a percentage of offering price)(2)	0.50%

Annual Expenses (as a percentage of net assets attributable to units)(3)

Management fees(4)	1.50%

Incentive allocation(5)	0.00%

Other expenses(6)	0.62%

Acquired fund fees and expenses (Portfolio Fund fees and expenses)(7)	4.00%

Total annual expenses	6.12%

(1)	1.00% of the offering price will be paid to the Distributor and up to 3.00% of the offering price will be paid to Selling Agents. See “Plan of Distribution.”

(2)	The General Partner will pay for all legal and other offering expenses (other than underwriting compensation) incurred in offering the units, provided that the Partnership will reimburse the General Partner for such expenses in an amount equal to 0.50% of newly Contributed Capital at each closing, subject to the approval of the Board. The aggregate reimbursable offering expenses to be incurred by the Partnership are estimated to be $750,000. The Partnership will pay its organizational expenses in full out of its seed capital prior to the initial closing.

(3)	Because the Partnership is a newly organized fund, these amounts are determined based on anticipated expenses for the Partnership’s first year of operation. Expenses reimbursed are estimated as a percentage of the Partnership’s net assets, assuming net assets in the amount of $150,000,000. Expenses as a percentage of the Partnership’s net assets will decrease or increase as the value of the Partnership’s net assets increase or decrease, respectively, because the investment advisory fees and administrative fees payable by the Partnership are determined as a percentage of Contributed Capital (not net asset value), and because certain other expenses of the Partnership, such as legal, accounting and printing expenses, are incurred on the basis of fixed amounts charged for services and are not based on a percentage of the Partnership’s net assets.

(4)	The advisory fee is based on Contributed Capital (not net asset value). After the first anniversary of the Final Closing, the advisory fee will equal 1.50% of Contributed Capital, less Contributed Capital that was returned to unitholders. The Adviser will pay, out of its own assets, the sub-advisory fee to the Sub-Adviser for managing the Partnership’s non-Portfolio Fund assets.

(5)	The General Partner is entitled to 5.00% of the Partnership’s profits after Contributed Capital has been returned to the unitholders and the unitholders have received a 9.00% per annum annually compounded cumulative return on Contributed Capital. See “Distributions.” The Partnership does not, however, expect that such performance distribution will be payable in the first year of operation.

(6)	Other expenses include the administrative fee payable to the Adviser in the amount of 0.25% of Contributed Capital, which will be reduced after the first anniversary of the Final Closing by the amount of any Contributed Capital returned to unitholders.

(7)

These fees and expenses include estimated operating expenses and performance-based incentive fees of Portfolio Funds in which the Partnership may invest. These operating expenses may consist of management fees, administration fees, professional fees (i.e., audit and legal fees) and other operating expenses. Investors indirectly bear a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Partnership as an investor in Portfolio Funds. Portfolio Funds in which the Partnership intends to invest typically charge a performance fee based on the Portfolio Fund’s earnings and will generally be charged fees and expenses in the range of 1.00% to 2.00% of the capital contributed to Portfolio Funds on an annualized basis, plus an incentive fee generally up to 20% of net profits. The “Acquired Fund Fees and Expenses” are estimates based on the Adviser’s experience and they may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.”

The following example illustrates the expenses (including the sales load of $40.00) that you would pay on a $1,000 investment in units, assuming (1) an offering price of $1,000 per unit, (2) total net annual expenses of 6.12% of net assets attributable to units in years 1 through 5, and (3) a 5.00% annual return:*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$103.13	$217.44	$329.21	$597.83

*	THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Other expenses” and “Acquired fund fees and expenses” set forth in the Annual Expenses table are accurate. Actual expenses may be greater or less than those assumed. Moreover, the Partnership’s actual rate of return may be greater or less than the hypothetical 5.00% return shown in the example.

THE PARTNERSHIP

The Partnership is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Partnership was formed as a Delaware limited partnership on May 2, 2007, and organized pursuant to an Agreement of Limited Partnership, as the same may be subsequently amended and restated, governed by the laws of the State of Delaware. The Partnership has no operating history. The Partnership’s principal office is located at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202 and its telephone number is (303) 228-2200.

USE OF PROCEEDS

The Partnership will invest its assets in accordance with the Partnership’s investment objective and policies as stated below. We currently anticipate that the Partnership will have entered into commitments to invest substantially all of its assets in preferred and equity securities, including limited partnership and membership interests, that meet the Partnership’s investment objective and policies within one year following the date of the Final Closing. Pending such investment, it is anticipated that the proceeds will be invested in: (i) cash equivalents and short-term debt instruments; (ii) highly liquid, publicly-traded securities, rated no lower than BBB-/Baa3, of REITs and other real estate investment vehicles; and (iii) direct obligations of the U.S. federal government and its agencies or instrumentalities, including, without limitation, treasury bills, notes and bonds.

The Partnership will invest the proceeds from this offering over a longer period of time than is typical for registered investment companies due to the nature of the market for interests in potential Portfolio Funds. Limited partnership and other interests in potential Portfolio Funds are not liquid securities. The owner of such interests generally is permitted to transfer them only with the consent of the general partner of a Portfolio Fund. As a result, unlike the markets for common stocks or debt securities, there is not an active secondary market in which the Partnership will be able to quickly purchase limited partnership and other interests in potential Portfolio Funds. Instead, the Partnership generally will be required to seek to invest in newly formed real estate funds. Because the managers of potential Portfolio Funds often may bring only one fund to market in any two to four year period, the Partnership also has a longer investment period than a typical registered investment company to increase the likelihood that it will be able to invest with those managers perceived by the Adviser to be most desirable for the Partnership. Investing up to a two year period also may provide the potential advantage of investing in Portfolio Funds that commence their investment operations in different years and in varying market conditions.

On the first anniversary of the Final Closing, all cash held by the Partnership that is not otherwise invested in or committed to Portfolio Funds shall be returned to investors, except to the extent necessary to: (i) pay expenses and obligations of the Partnership, including amounts owing or which may become due under any existing credit facility and the advisory fee (as hereinafter defined); and (ii) complete investments by the Partnership in transactions which were in process as of such date.

Simultaneously with the offering of units, DCG is organizing an offering for interests in one or more Private Funds, structured in order to accommodate tax-related and other considerations of targeted investors that, among other things, will co-invest with the Partnership in Portfolio Funds. The Private Funds generally will have similar investment objectives and policies and will invest in Portfolio Funds, including Portfolio Funds in which the Partnership invests. However, other funds in the Fund Group may have divergent portfolios if required under, and will co-invest only to the extent permitted by, the Investment Company Act, guidance published by the staff of the Securities and Exchange Commission and exemptive relief, if any, obtained from the Securities and Exchange Commission, including restrictions on negotiating the terms of a co-investment other than price. The Private Funds also differ in certain other respects, such as the length of their investment periods and exclusivity periods. Divergent portfolios may also be required to accommodate certain tax-related considerations.

THE ADVISER, ADMINISTRATOR AND SUB-ADVISER

The Partnership’s investment adviser and administrator is Black Creek FOF Advisor LLC and its sub-adviser is Dividend Capital Investments LLC, both of which are owned and/or controlled by affiliates of DCG.

The Adviser will receive an advisory fee, payable monthly in arrears, in an amount equal to 1.50% of the Contributed Capital, payable monthly in arrears, until the end of the first anniversary of the Final Closing and thereafter at an annual rate of 1.50% of Contributed Capital, less Contributed Capital that was returned to unitholders. The Adviser will pay, out of its own assets, a portion of the advisory fee to the Sub-Adviser, in an amount equal to 0.35% of the fair value of the non-Portfolio Fund assets managed by the Sub-Adviser.

The Adviser will furnish an investment program for the Partnership’s investments in Portfolio Funds, make the day-to-day investment decisions for the Partnership with respect to Portfolio Funds and generally manage the Partnership’s investments in Portfolio Funds in accordance with the Partnership’s investment objective and policies, subject to the general supervision of the General Partner and the direction and oversight of the Board. The Adviser also performs, or causes to be performed, certain administrative and accounting functions for the Partnership. For these services, the Adviser is paid an administration fee at a rate of 0.25% of Contributed Capital, payable monthly in arrears, until the end of the first anniversary of the Final Closing and thereafter at an annual rate of 0.25% of Contributed Capital, less Contributed Capital that was returned to unitholders. The Adviser will enter into a sub-administration and transfer agent agreement with ALPS Fund Services, Inc. (“ALPS”). Under this agreement ALPS will calculate the net asset value of the Partnership, perform investor record keeping services and perform certain other administrative services for the Partnership. ALPS will be compensated by the Adviser (not by the Partnership) for providing these services.

THE GENERAL PARTNER

The Partnership’s sole general partner is Dividend Capital GREFOF GP, LLC, a Delaware limited liability company, an affiliate of the Adviser, Sub-Adviser and Partnership. The Partnership Agreement, however, provides that the Board of the Partnership has the power and authority necessary for it to perform its duties under the Investment Company Act and any other federal securities laws. The Board has appointed the General Partner to develop the Partnership’s investment program, to recommend to the Board affiliated investment advisory personnel/firms to provide day-to-day management services to the Partnership and to provide the Board with reports and other information evaluating the Partnership’s overall strategy, execution and investment performance. The General Partner may earn a Preferred Return. See “Distributions.”

The General Partner and its affiliates have or will, at or prior to the Final Closing, contribute to the Fund Group an amount at least equal to the lesser of (x) $2.5 million, or (y) 1.00% of the aggregate contributions to the Fund Group. The General Partner and its affiliates will allocate the amount among the funds in the Fund Group on a pro rata basis.

THE PARTNERSHIP’S INVESTMENTS

Investment Objective

The Partnership’s investment objective is to seek capital appreciation. The Partnership will target investments in Portfolio Funds that are anticipated to return over the life of the Partnership a gross IRR of approximately 15% to 20%. IRR is a method of analyzing returns on investments that accounts for the time value of money. IRR is the rate of return that would make the present value of future cash flows on an investment plus the final market value of an investment equal to the current market price of the investment. There can be no assurance that the Partnership will achieve its investment objective.

The Partnership will seek to achieve its investment objective by investing in a real estate portfolio using a “fund of funds” structure. A fund of funds provides investors with a single portfolio comprised of interests in a group of underlying Portfolio Funds. Since many real estate private equity funds not only have minimum investment requirements of $5 million to $10 million, but also allocate opportunities to invest among investors with whom such funds have strong existing relationships, smaller investors are typically not able to invest directly in real estate private equity funds. Therefore, these smaller investors are, in many cases, excluded from the opportunity to invest with the highest performing real estate professionals.

The Partnership has been designed to address such issues. The Adviser believes that the combination of the fund of funds structure and the relationship history and expertise provided by the Adviser and its affiliates provides a means for smaller institutions and individuals to gain access to the same opportunities as large institutional investors. As a result of the Adviser and its affiliates’ experience in real estate private equity, the Partnership should be viewed by the managers of the Portfolio Funds as a “relationship” investor. The Adviser believes that it has the expertise and experience required to evaluate private fund managers properly and to monitor investments. Private fund investing requires extensive sourcing activities, due diligence, legal and tax analysis and involves a process which differs from that of investing in a fund of funds structure. Most individual investors lack such experience, resources or expertise and an investment in the Partnership places the responsibility for the assessment of the Portfolio Funds on the Adviser. By making use of such experience, as well as of the staff and professionals of the Adviser and its affiliates, the Partnership believes it will be able to provide investors with a high quality portfolio of real estate private equity funds.

Investment Strategy

In furtherance of the Partnership’s investment objective, the Partnership will make investments in Portfolio Funds which will, in turn, make direct investments in real estate and real estate-related assets. The key elements driving the selection of Portfolio Funds in which to invest include:

Fund Manager Selection.    Investing in the right managers with successful strategies has driven returns in real estate private equity funds over approximately the past 10 years. Over such time period, there has historically been a significant difference in the returns generated by top-quartile and lower-quartile real estate funds. The Adviser believes that the experience of the Adviser and its affiliates in identifying top-performing managers, as well as their industry relationships, are more likely to provide access to top-tier real estate managers which, in turn, is more likely to provide investors with a higher quality portfolio of real estate private equity funds.

Varied Portfolio.    Investors enjoy the benefit of spreading risk among a variety of investment managers because the fund of funds structure aggregates the investment capital of unitholders for investment into several Portfolio Funds. The Partnership intends to invest in domestic as well as international funds and will seek to obtain a broad exposure to real estate by investing in different types of funds (i.e., equity or debt), investment structures (i.e., fund investment, joint ventures, co-investments and/or preferred/convertible positions), investment strategies and across real estate sectors. A more detailed description of the Partnership’s investment policies and restrictions and additional information about the Partnership’s portfolio investments are described below in the “The Partnership’s Investments — Investment Policies and Portfolio Composition” section and contained in the Statement of Additional Information.

Defined Fund Manager Expertise.    Through an institutional approach, the Partnership intends to target fund managers that have proven expertise in a specific region or asset class. While there are many successful fund managers that invest in multiple asset classes, the Adviser generally believes that fund managers with a specific investment strategy or target sector generally will outperform fund managers that are not on-the-ground investors and who typically invest through operating partners. For example, the Adviser believes that a fund manager who specializes in acquiring, developing and managing primarily retail properties in the U.S. will generally have insight and advantages in the retail sector that a manager that invests in multiple sectors does not. In addition, by investing with fund managers with a specific investment strategy and which do not rely on operating partners, a layer of fees and incentive allocation that is generally paid to the operating partners is eliminated from the ultimate return to the investors. The Partnership, however, will invest with a fund manager regardless of its general investment strategy (i.e. capital allocator or focused manager) if the Adviser believes it to be best for purposes of maximizing returns to unitholders.

Investment Policies and Portfolio Composition

All money contributed at each closing initially will be invested by the Partnership in (i) cash equivalents and short-term debt instruments, (ii) highly liquid, publicly-traded securities, rated no lower than BBB-/Baa3, of REITs and other real estate investment vehicles and (iii) direct obligations of the U.S. federal government and its agencies or instrumentalities, including, without limitation, treasury bills, notes and bonds.

Subsequently, the Partnership intends to invest all or substantially all of its capital in preferred and common equity securities, including limited partnership and membership interests, representing interests in, and joint ventures and co-investments with, Portfolio Funds managed by third-party managers that, in the view of the Adviser, exhibit, or have potential for, superior performance. The Partnership will invest in Portfolio Funds by agreeing to invest a specified amount of capital in each selected Portfolio Fund. The Portfolio Fund will call the capital from the Partnership from time to time. The Partnership, however, cannot control the rate at which each Portfolio Fund will call the capital the Partnership has agreed to invest. The Partnership expects that it will invest substantially all of its assets from each closing in liquid assets and/or Portfolio Funds within three months of the respective closing and anticipates that it will have entered into commitments to invest substantially all of its assets in accordance with its investment objective and policies within one year following the date of the Final Closing.

A fund of funds provides investors with a single portfolio comprised of interests in a group of underlying Portfolio Funds.

The Partnership anticipates that it will invest in approximately 10 to 15 Portfolio Funds, including their related joint ventures and co-investment vehicles, if any. These instruments will not be readily marketable. Although there can be no assurance as to the ultimate make-up of the Partnership’s investment portfolio, the Partnership intends to obtain a broad exposure to real estate by selecting Portfolio Funds with different investment policies based on:

➢ Geography:

Investing in a mix of Portfolio Funds, including U.S.-related funds as well as funds investing in underlying real estate assets in Europe, Asia, Mexico and Brazil;

➢ Sector:

Investing in Portfolio Funds that invest in multiple types of property, which may include any or all of the following: office, multifamily, residential, retail, hotel, resort, industrial and/or other property types;

➢ Investment Strategy:

Investing in Portfolio Funds that follow both opportunistic and value-added fund strategies;

➢ Investment Manager:

Investing no more than 20% of its total assets in any one Portfolio Fund, together with its related joint venture and co-investment vehicles, if any;

➢ Fund Type:

Investing in both equity and debt Portfolio Funds; and

➢ Investment Structure:

Investing in fund investments, joint ventures, co-investments and convertible/preferred positions.

The Partnership intends to invest approximately 40% to 50% of its total assets in U.S.-related Portfolio Funds, 15% to 20% in Europe-related Portfolio Funds (including European Union and prospective European

Union nations), 15% to 20% in Asia-related Portfolio Funds and 15% to 20% in Mexico- and Brazil-related Portfolio Funds, although there can be no assurance that the Partnership will achieve these targets. For purposes of the Partnership’s investment policies, a Portfolio Fund will be viewed as “related” to a particular jurisdiction if the investment objective of that Portfolio Fund is primarily to invest in assets in that jurisdiction.

In addition, the Partnership intends to allocate its investments among Portfolio Funds pursuing both opportunistic and value-added strategies in order to achieve capital appreciation and enhanced returns. The Partnership expects to invest approximately two-thirds of its total assets in opportunistic strategies and approximately one-third of its total assets in value-added strategies, although these targets are subject to market conditions and availability of such investments during the investment period.

Opportunistic strategies are generally intricate, and include development, redevelopment, acquisitions from distressed sellers, restructurings, transactions in emerging markets and other asset- and transaction-management approaches. An opportunistic investment is generally characterized as a higher risk/reward investment in non-stabilized assets, including investments in real estate properties, subordinated loans secured by real estate and entities which own and/or operate real estate. An opportunistic strategy may or may not produce any current return, and generally has a high portion of overall profitability anticipated to come from asset disposition. Portfolio Funds pursuing opportunistic strategies generally target a gross IRR of 20%, although such returns may or may not be achieved by the Portfolio Funds. These types of Portfolio Funds may utilize significant financial leverage to achieve their objective.

A value-added strategy is one that seeks enhanced real estate returns through asset repositioning and/or increased leverage. The value-added investment strategy commonly produces current return over the life of the investment. Generally, funds employing value-added strategies utilize financial leverage, typically in the range of 50% to 65% (levels that are more conservative than are typical for funds pursuing opportunistic strategies). Some of the value-added strategy funds in which the Partnership may invest may be open-ended funds, meaning that an investor in such funds may redeem its interest prior to the end of the term of such fund. Portfolio Funds pursuing value-added strategies generally target a gross IRR of between 12% and 16%, of which 4% to 7% may be current return. Portfolio Funds pursuing value-added investments, however, may or may not produce any current return.

In addition:

➢	The Partnership intends to invest all or substantially all of its total assets in Portfolio Funds principally engaged in investing in real estate. The Partnership will treat a prospective Portfolio Fund as being principally engaged in investing in real estate if substantially all of such Portfolio Fund’s long-term investments are in real estate and real estate-related assets or if the investment policies and objectives of such Portfolio Fund indicate that such Portfolio Fund primarily targets for investment real estate and real estate-related assets.

➢	The Partnership does not intend to invest more than 20% of its total assets in any one Portfolio Fund, together with its related joint venture and co-investment vehicles, if any.

➢	The Partnership does not intend to invest more than 50% of its total assets, in the aggregate, in one or more investments in a single real estate sector (for example, office funds).

➢	The Partnership does not intend to invest more than 50% of its total assets, in the aggregate, in Portfolio Funds related to U.S. investments.

➢	The Partnership does not intend to invest more than 40% of its total assets, in the aggregate, in Portfolio Funds related to European and Asian investments.

➢	The Partnership does not intend to invest more than 20% of its total assets, in the aggregate, in Portfolio Funds related to Mexican and Brazilian investments.

➢	The Partnership’s investments in Portfolio Funds generally will be illiquid (i.e., they will not be readily marketable).

The investment percentages stated above reflect the Partnership’s target portfolio upon the completion of the investment period. They represent the Adviser’s current intentions and should not be considered as a limitation upon the Adviser’s discretion to modify the Partnership’s investments based upon changing market conditions and availability of Portfolio Funds open to investment during the investment period. The Partnership will not be required to sell securities to conform to the above stated percentages because of subsequent changes in market values. The Partnership’s investment objective and investment policies (excluding the fundamental policies set forth in the Statement of Additional Information) may be changed by the Board without the approval of investors.

Investment Restrictions

The Partnership has adopted certain fundamental investment limitations designed to limit investment risk which may not be changed without the approval of the holders of a majority of the outstanding units, as required by the Investment Company Act. See “Investment Restrictions” in the Statement of Additional Information for a complete list of fundamental investment policies of the Partnership.

Portfolio Funds

The Partnership expects to eventually be invested primarily in Portfolio Funds. These interests may include shares or other interests in one or more entities intending to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), interests in entities registered as investment companies under the Investment Company Act, and partnership or membership interests in limited partnerships or limited liability companies, in each case for entities established by their sponsors for the purpose of acquiring, holding and disposing of real estate and real estate-related assets. Real estate and real estate-related assets typically would include fee, leasehold or other interests (including options) in real properties, whether improved or unimproved, whether commercial, residential or multifamily; mortgage receivables and securities secured by or evidencing interests in mortgage receivables; and debt, equity and derivative interests in entities whose assets consist primarily of any of the foregoing types of assets. Real estate-related assets may include more complex strategic transactions whose underlying value is based on the type of assets described above.

A Portfolio Fund typically will have established a defined set of asset types that it targets for investment. The target assets of a Portfolio Fund may be specific, such as commercial office buildings in urban centers, or broad, such as real estate and real estate-related assets, wherever located, domestic or international. Other than with respect to the intended investment allocations described herein, there is no limitation on the percentage of the Partnership’s total assets which may be invested in Portfolio Funds using any particular strategy, provided, that each Portfolio Fund intends to invest principally in real estate and real estate-related assets.

A Portfolio Fund also will typically have an investment committee or management team comprised of experienced real estate investment professionals which assesses each prospective investment for appropriateness to that Portfolio Fund and whose approval is needed in order for the general partner, manager, or executive personnel to commit to that investment. The manager of a Portfolio Fund will typically be paid or allocated amounts based upon a share of the profits of the Portfolio Fund. Generally, annual fixed fees to Portfolio Fund managers range from 1.00% to 2.00% of the capital contributed to Portfolio Funds on an annualized basis, and incentive allocations or performance fees typically reach up to 20% of net profits. Targeted preferred returns to investors in Portfolio Funds may range from approximately 7.00% to 10%, but could be less or more. Some characteristics of Portfolio Funds may include the following:

➢ Use of Financial Leverage:

Portfolio Funds employ financial leverage, often in the form of credit facilities secured by the agreements of investors to provide capital to the Portfolio Fund from time to time upon demand.

➢ Varied Term:

The term of a Portfolio Fund may be indefinite or, in the case of partnerships and limited liability companies, typically may range from 5 to 10 years, with extension periods available to effectuate orderly dissolution.

➢ Distributions:

Distributions by Portfolio Funds are normally required to be in cash or marketable securities, but under limited circumstances may include in-kind distributions of real estate or real estate-related assets. Distributions may be made on any periodic basis (monthly or quarterly) in accordance with the policies of the Portfolio Fund in question. Portfolio Funds subject to regulation, such as REITs, are required to satisfy certain requirements with respect to distributions in order to maintain their regulatory status. The policy of a Portfolio Fund to make distributions on any periodic basis is not an assurance that the Portfolio Fund will have cash available for distribution.

➢ Illiquid Investments:

Interests in Portfolio Funds likely will be illiquid, typically not registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “1933 Act”), and subject to significant transfer restrictions. Often, such interests will be transferable only with the consent of the general partner or other manager of the Portfolio Fund in question, which consent may be withheld on a discretionary basis.

The foregoing is intended as a general description of the common terms of real estate investment funds. As the Partnership is being established for the purpose of investing in assets yet to be identified, there can be no assurance with respect to any particular Portfolio Fund that its organization, legal structure, fees and compensation, management, leverage policies or other terms will be consistent with the terms generally described above. However, the Portfolio Managers of the Partnership will target for investment by the Partnership only Portfolio Funds which are consistent with the Partnership’s investment policies and objectives.

FINANCIAL LEVERAGE

The Partnership does not currently intend to borrow money to achieve its investment objectives, which is known as financial leverage. However, the Partnership reserves the right to use leverage. If the Partnership does employ financial leverage, the Partnership may leverage through the issuance of commercial paper and/or borrowing by the Partnership. Any financial leverage at the Partnership level will be in addition to financial leverage that a Portfolio Fund may use as part of its capital structure.

The Partnership may utilize financial leverage up to the limits imposed by the Investment Company Act. Under the Investment Company Act, the Partnership generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Partnership’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount.

Certain types of borrowings by the Partnership may result in the Partnership being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants would materially adversely affect the Adviser’s ability to manage the Partnership’s portfolio in accordance with the Partnership’s investment objective and policies.

The Partnership may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Partnership securities.

If the Partnership utilizes financial leverage, investors should consider the various risks of leverage, including, without limitation, the matters described below. There can be no assurance that the Partnership will be able to obtain the necessary debt financing on acceptable terms. There is no assurance that a leveraging strategy will be successful. Financial leverage involves risks and special considerations for unitholders including:

➢	the likelihood of greater volatility of net asset value of the units than a comparable portfolio without leverage;

➢	the risk that fluctuations in interest rates on borrowings and short-term debt that the Partnership must pay will reduce the return to the unitholders;

➢	the effect of financial leverage in a market experiencing rising interest rates, which is likely to cause a greater decline in the net asset value of the units than if the Partnership were not leveraged; and

➢	the potential for an increase in operating costs, which may reduce the Partnership’s total return.

In the event that the Partnership is required to sell assets at a loss, including in order to redeem or pay off any leverage, such a sale would reduce the Partnership’s net asset value and may make it difficult for the net asset value to recover. The Partnership nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the Partnership’s unitholders of maintaining the leveraged position likely will outweigh a resulting reduction in the current return.

INTEREST RATE TRANSACTIONS

In connection with any use by the Partnership of financial leverage, the Partnership may enter into interest rate swap or cap transactions. Interest rate swaps involve the Partnership’s agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Partnership a variable rate payment on a notional amount that is intended to approximate the Partnership’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

The Partnership may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Partnership would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on unit net earnings as a result of leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Partnership’s use of interest rate swaps or caps could enhance or harm the overall performance on the units. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the units. In addition, if short-term interest rates are lower than the Partnership’s fixed rate of payment on the interest rate swap, the swap will reduce unit net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance unit net earnings. Buying interest rate caps could enhance the performance of the units by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the units in the event that the premium paid by the Partnership to the counterparty exceeds the additional amount the Partnership would have been required to pay had it not entered into the cap agreement. The Partnership has no current intention of selling an interest rate swap or cap. The Partnership would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Partnership’s leverage.

Interest rate swaps and caps generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest or premium payments that the Partnership is contractually obligated to make. If the counterparty defaults, the Partnership would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments on borrowing. Depending on whether the Partnership would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the units.

The Partnership will not enter into an interest rate swap or cap transaction with any counterparty that the Adviser or Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction, although this will not guarantee that the counterparty does not default. Further, the Adviser or Sub-Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Partnership’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its schedule termination date, there is a risk that the Partnership will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the units.

The Partnership may choose or be required to prepay any borrowings. Any such prepayment would likely result in the Partnership seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Partnership. An early termination of a cap could result in a termination payment to the Partnership.

RISKS

Prospective investors should carefully consider, among other factors, the matters described below, each of which could have an adverse effect on the value of the units. As a result of these factors, as well as other risks inherent in any investment, there can be no assurance that the Partnership will meet its investment objective or otherwise be able successfully to carry out its investment program. The Partnership’s returns may be unpredictable and, accordingly, the Partnership’s investment program is not suitable as the sole investment vehicle for an investor. An investor should only invest in the Partnership as part of an overall investment strategy. Based on the factors described below, among others, the possibility of partial or total loss of capital will exist and investors should not subscribe unless they can readily bear the consequences of such loss.

General.    An investment in the Partnership involves certain risks relating to the Partnership’s structure and investment objective and policies, which you should evaluate before making a decision to invest in the Partnership. No assurance can be given that the Partnership will succeed in meeting its investment objectives or that there will be any return on capital.

The Partnership is reserved for Qualified Investors, who are aware of the risks associated with an investment in a venture that invests in real estate and accept that they will have recourse only to the Partnership’s assets as these will exist at any time. A substantial portion of the Partnership’s assets will be illiquid and the Partnership will not necessarily be able to sell or otherwise monetize them quickly or at all.

An investment in the Partnership’s units is subject to investment risk, including the possible loss of the entire amount invested. An investment in units represents an indirect investment in the securities owned by the Partnership. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. At any point in time, an investor’s units may be worth significantly less than its original investment.

Non-Diversification.    The Partnership has registered as a “non-diversified” investment company under the Investment Company Act and may invest in a smaller number of individual issuers than a diversified investment company. To the extent the Partnership invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Partnership may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Limited History.    The Partnership is a newly formed entity with no significant operating history upon which prospective investors may evaluate the Partnership’s potential performance. While the senior investment professionals and other individuals employed by the General Partner, the Adviser and the Sub-Adviser have extensive prior experience in real estate and real estate-related investment activities, past performance with respect to such real estate and real estate-related investment activities is not a guarantee of future results.

Nature of Investment.    An investment in the Partnership requires a long-term commitment with no certainty of return. The Partnership will invest in Portfolio Funds which, in turn, will make investments in real estate and/or real estate-related assets and businesses, which may be experiencing or may be expected to experience severe financial difficulties that may never be overcome. The Partnership expects it will take up to one year from the Final Closing to commit substantially all of its assets to investments in Portfolio Funds and that Portfolio Funds will then have a period of time to draw down capital committed to them. In addition, until the first anniversary of the Final Closing, any amounts distributed to the Partnership by Portfolio Funds may be reinvested by the Partnership at the discretion of the Adviser. After such date, distributions will be made only to the extent that distributions are received from Portfolio Funds and the Adviser anticipates that most of the investments in Portfolio Funds will be long term investments that may not provide significant distributions for a period of years after they are made. As a result, an investment in the Partnership should be viewed as a long term investment and it is unlikely that the Partnership will make significant, if any, distributions in the early years following the commencement of its investment operations. Of course, there can be no assurance that the Partnership will make any distributions or earn its target returns.

Since the Partnership may only make a limited number of investments and since many of the investments may involve a high degree of risk, individual performance by a few of the investments could affect the portfolio’s total returns to the investors. There can be no assurance that the actual investment policies of the Portfolio Funds will vary by geography, property type, investment strategy, manager or fund duration, or that allocations to, opportunities in, or preferences for geographical market, property type or fund managers and other fund features will not change significantly over time. Investors will not have an opportunity to evaluate specific assets prior to investing.

Investors in the Partnership have no individual right to receive information about the Portfolio Funds or their managers, will not be investors in the Portfolio Funds and will have no rights with respect to or standing or recourse against the Portfolio Funds, their managers or any of their affiliates. The Partnership may be required to indemnify certain of the Portfolio Funds and their managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Portfolio Fund’s subscription documents and certain acts or omissions relating to the management of the Portfolio Funds.

Illiquidity of Partnership Units.    The Partnership anticipates that its units will not be listed on any exchange. There will be no secondary trading market for Partnership units and the Partnership does not expect that a secondary trading market will develop. A unitholder may not sell, assign, pledge or transfer any interest in the Partnership except under certain limited circumstances and then only with the prior written consent of the Board. The Board may require substantial documentation in connection with a requested transfer, and a unitholder should not expect that it will be able to transfer its units at all. A requested transfer, if approved by the Board, may require a substantial amount of time to effect. The units are designed for long-term investors who can bear the risks associated with the limited liquidity of the units, and the unitholder should not purchase units of the Partnership if the unitholder intends to sell them.

Financial Leverage.     Although the Partnership does not currently intend to borrow money for investment purposes, which is known as financial leverage, it reserves the right to do so. As a result, investors should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for unitholders including:

➢	the likelihood of greater volatility of net asset value of the units than a comparable portfolio without leverage;

➢	the risk that fluctuations in interest rates on borrowings and short-term debt that the Partnership must pay will reduce the return to the unitholders;

➢	the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the net asset value of the units than if the Partnership were not leveraged; and

➢	the potential for an increase in operating costs, which may reduce the Partnership’s total return.

In the event that the Partnership would be required to sell assets at a loss, including in order to redeem or pay off any leverage, such a sale would reduce the Partnership’s net asset value and may make it difficult for the net asset value to recover. The Partnership nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the unitholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Partnership would result in the Partnership being subject to covenants in credit agreements relating to asset coverage and Partnership composition requirements. The Adviser does not believe that these covenants or guidelines would impede the Adviser from managing the Partnership’s portfolio in accordance with the Partnership’s investment objective and policies.

The use of financial leverage involves financial risk and would increase the exposure of the Partnership’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Partnership would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Partnership may be secured by any or all of the assets of the Partnership, with the consequences that the Partnership may lose more than its equity stake in any one investment, and may lose all of its capital.

Underlying Fund Leverage.    In addition to the financial leverage utilized by the Partnership, Portfolio Funds in which the Partnership invests may also utilize financial leverage. The Portfolio Funds may be able to borrow without limitation and may utilize various lines of credit and other forms of leverage, including swaps and reverse repurchase agreements. While leverage presents opportunities for increasing a Portfolio Fund’s total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Portfolio Fund will decrease. Additionally, any event which adversely affects the value of an investment by a Portfolio Fund would be magnified to the extent such Portfolio Fund is leveraged. The cumulative effect of the use of leverage by a Portfolio Fund in a market that moves adversely to such Portfolio Fund’s investments could result in a substantial loss to the Portfolio Fund which would be greater than if the Portfolio Fund were not leveraged. The Portfolio Funds in which the Partnership will invest generally will be organized as limited partnerships, limited liability companies, corporations or other entities that provide the Partnership’s risk of loss generally will be limited to the amount of the investment by the Partnership.

Tax Considerations.    The Partnership expects to be treated as a partnership for U.S. federal income tax purposes. If it were determined that the Partnership should be treated as an association or a publicly traded partnership taxable as a corporation, the Partnership would be subject to U.S. federal income tax at the entity level and items of income, gain, deduction and loss would not pass through to unitholders and unitholders would be treated for U.S. federal income tax purposes as shareholders in a corporation. In addition, in such case distributions to unitholders would constitute dividend income taxable to such unitholders to the extent of earnings and profits.

An investment in the Partnership involves a number of complex tax considerations. The Partnership may derive taxable income from an investment, including with respect to an allocation from a Portfolio Fund, that is not matched by a corresponding receipt of cash. Accordingly, it is possible that a unitholder’s U.S. federal income tax liability with respect to its allocable share of the earnings of the Partnership in a particular taxable year could exceed the cash distributions to such unitholder for the year, giving rise to an out-of-pocket payment by the Unitholder. Prospective investors should consult their tax advisers regarding the tax implications for them of investing, holding and disposing of the units and receiving distributions in respect of the units in the Partnership.

Our activities may cause us to be engaged in a trade or business and we will not make investments through taxable U.S. corporations solely for the purpose of limiting unrelated business taxable income, or UBTI, from “debt-financed” property and, thus, an investment in the Partnership may give rise to significant UBTI to certain tax-exempt entities investing in the Partnership. For certain types of tax-exempt entities the receipt of any UBTI can have extremely adverse tax consequences. Tax-exempt entities are strongly urged to consult their tax advisors regarding the tax consequences of investing in the Partnership.

Our method of operation may result in a determination that we are engaged in a U.S. trade or business, with the result that some portion of our income is properly treated as effectively connected with such trade or business with respect to non-U.S. persons investing in the Partnership. Moreover, distributions paid by Portfolio Funds treated as REITs that are attributable to gains from the sale of U.S. real property interests will, and sales of certain investments in the stock of U.S. corporations owning significant U.S. real property may, be treated as effectively connected income with respect to non-U.S. persons investing in the Partnership. To the extent that our income is treated as effectively connected income, non-U.S. persons investing in the Partnership generally will be subject to withholding tax on their allocable shares of such income, will be required to file a U.S. federal income tax return for such year reporting their allocable shares of income that is effectively connected with such trade or business, and will be subject to U.S. federal income tax at regular U.S. tax rates on any such income. Non-U.S. persons investing in the Partnership that are corporations may also be subject to a 30% branch profits tax on such income. Non-U.S. persons are strongly urged to consult their tax advisors regarding the tax consequences of investing in the Partnership.

The Partnership will not be able to deliver Schedules K-1 to investors prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.

For a further discussion of U.S. federal income tax considerations, prospective investors should refer to “Certain U.S. Federal Income Tax Considerations.”

Co-Investing.    The Partnership will co-invest with the Private Fund in Portfolio Funds only to the extent permitted by the Investment Company Act, guidance published by the staff of the Securities and Exchange Commission and exemptive relief, if any, obtained from the Securities and Exchange Commission. Specifically, for co-investments, the Adviser may be restricted from negotiating the terms of an investment, excluding price. The Partnership will initially have limited negotiating power in light of the expected relative size of planned investments in Portfolio Funds, but a co-investment structure may provide fewer opportunities to negotiate more favorable terms than if investing independent of the Private Fund.

General Risks of Investing in Real Estate.     The assets underlying the Partnership’s investments in Portfolio Funds will consist wholly or substantially of real estate or real estate-related assets. The Partnership therefore will be subject to the risks associated with investment in such assets. These risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate, regional and local real estate conditions, the supply of and demand for properties, the financial resources of tenants, competition for tenants from other available properties, the ability of the Portfolio Funds to manage the real properties, changes in building, environmental, tax or other applicable laws, changes in real property tax rates, changes in interest rates, negative developments in the economy that depress travel activity, uninsured casualties, acts of God and other factors which are beyond the control of the Partnership, the General Partner, the Adviser, the Sub-Adviser and/or DCG or its affiliates. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive. The possibility of partial or total loss of capital will exist and investors should not subscribe unless they can readily bear the consequences of such loss.

Many of these factors could cause fluctuations in occupancy rates, rent schedules or operating expenses, resulting in a negative effect on the value of real estate assets. Valuation of real estate assets may fluctuate. The capital value of the Partnership’s investments may be significantly diminished in the event of a downward turn in real estate market prices.

Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase and are not generally decreased by events generally adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Although the Partnership intends to confirm that Portfolio Funds in which it invests maintain comprehensive insurance on its investments in amounts sufficient, in a commercially reasonable manner, to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Partnership will have no control over whether such insurance is maintained.

There can be no assurance that any of the Partnership’s investments will be sold at a price above the cost of acquisition or that the Partnership will be able to sell or monetize an investment at a particular time. As a result, there can be no assurance that the Partnership’s investment objectives will be realized and the Partnership may lose any or all of its capital.

Current Conditions.    The decline in the broader credit markets in recent months related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the U.S. homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment in the near term and investors should be aware that the general risks of investing in real estate may be magnified.

Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expense for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability to finance real estate developments and projects or refinance completed projects. For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for Portfolio Funds to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which Portfolio Funds can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets in which Portfolio Funds invest. Such developments could, in turn, reduce the number of real estate funds brought to market during the investment period and reduce the Partnership’s investment opportunities.

Development Activities.    The Partnership may invest in Portfolio Funds which invest in undeveloped land and certain development properties. Undeveloped land and development properties may involve more risk than properties on which development has been completed. Undeveloped land and development properties do not generate operating revenue, while costs are incurred to develop or redevelop the properties, as well as certain expenses incurred for property taxes, insurance, etc. Also, construction may not be completed within budget or as scheduled, and estimated rental levels or sales prices may not be achieved. Further, development properties are often subject to various zoning laws and ordinances. In connection therewith, development may require approvals or waivers from local regulatory authorities, which often involve a long and costly process with no guarantee of a successful outcome. Finally, development projects are subject to a multitude of laws and ordinances, which are subject to change from time to time.

Competitive Market for Investment Opportunities.    The activity of identifying and completing attractive real estate and real estate-related investments is competitive and involves a high degree of uncertainty. Over the past several years, an increasing number of real estate partnerships have been formed for the purpose of investing in real estate assets. Other unrelated parties may form additional partnerships with similar investment objectives to the Partnership. There may be competition for investments of the type in which the Partnership intends to invest, and such competition may lead to the Partnership obtaining less favorable investment terms than would otherwise be the case or prevent the Partnership from making some investments. As a result, there can be no assurance that the Partnership will be able to locate attractive investment opportunities that satisfy the Partnership’s investment objective or realize upon the value of its investments or that the Partnership will be able to become fully invested for a significant period of time, if at all.

Many private equity real estate fund of funds have an investment period longer than two years. Due to requirements of the Securities and Exchange Commission, the Partnership’s investment period is limited to two years. As a result, the Partnership’s investments will be more concentrated in Portfolio Funds brought to market over a period of up to two years than if it had a longer investment period and it will be subject to the performance of funds from these vintages and the market conditions in which they operate. In addition, a two year investment period increases the risk that the Partnership will not be able to commit all of its capital to investments in Portfolio Funds prior to the end of the investment period and that some capital will need to be returned to investors.

Liquidity Considerations.    Investments in Portfolio Funds will be highly illiquid, and there can be no assurance that the Partnership will be able to realize on such investments in a timely manner. The efficient liquidation of real estate investments may be affected by a variety of factors and may be time-consuming. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Partnership. There is a risk that the Partnership may be unable to realize its investment objectives by sale or other disposition at attractive prices or at the appropriate times or in response to changing market conditions, or will otherwise be unable to complete a favorable exit strategy. Losses on unsuccessful investments may be realized before gains on successful investments are realized. The Adviser will be dependent on information provided by the Portfolio Funds for information about a Portfolio Fund’s net asset value and portfolio composition, which if inaccurate could adversely affect the Adviser’s ability to manage the Partnership’s investment portfolio in accordance with its investment objective and to accurately value units in the Partnership.

Investments Longer Than Term.    The Partnership may invest in Portfolio Funds with terms longer than that of the Partnership and/or in Portfolio Funds that may have investments which, due to subsequent events, may not be advantageously disposed of prior to the date that the Partnership will be dissolved, either by expiration of the Partnership’s term or otherwise. Although the Adviser currently expects that investments will be disposed of prior to dissolution, the Partnership may have to sell, distribute or otherwise dispose of investments at a disadvantageous time as a result of its dissolution. If the Partnership is not able to sell all of its interests in Portfolio Funds or in any assets that were distributed in-kind by a Portfolio Fund prior to the Partnership’s dissolution, the Partnership may be required to transfer such securities to a liquidating trust.

Environmental Considerations.    The Portfolio Funds (and therefore the Partnership) could face substantial risk of loss from environmental claims based on environmental problems associated with the real estate underlying the Partnership’s investments. Furthermore, changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of the acquisition of such investment by the Partnership and that could not have been foreseen. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such environmental condition.

Risk of Undiscovered Liabilities in Investments.    In addition to the risk of environmental liability attaching to an investment, it is possible that investments acquired by the Partnership could be affected by undisclosed matters. In respect of acquired land, the Partnership’s investment in the Portfolio Fund that owns such land could be affected by undisclosed matters such as legal easements, leases and all charges on property that have been registered and all charges that the acquiring entity is or should have been aware of at the time of the acquisition. Liability could also arise from the breaches of planning legislation and building regulations. Undisclosed breaches of other statutory regimes such as health and safety, fire and public health legislation could also give rise to liability. The property owner could also be liable for undisclosed duties payable to municipalities and counties as well as public claims deriving from supply to the property of water, electricity and the like. It is therefore possible that the Partnership could acquire an investment affected by such matters, which may have a material adverse effect on the value of such investments.

Foreign Economic, Political, Regulatory and Social Risks.    Investments by the Partnership and Portfolio Funds may be subject to economic, political, regulatory and social risks, which may affect the liquidity of such investments. Foreign ownership of real estate or real estate-related assets may be restricted, requiring the Portfolio Funds in which the Partnership invests to share the applicable investment with local third-party unitholders or investors, and there may be significant local land use and permit restrictions, local taxes and other transaction costs which adversely affect the returns sought by the Partnership. These investments may be subject to additional risks relating to adverse political developments (including nationalization, confiscation without fair compensation, civil disturbances, unrest or war) and regulatory risks, which may affect the liquidity of such investments. Further, foreign governments may impose restrictions to prevent capital flight which may, for example, involve punitive taxation (including high withholding taxes) on certain securities, transfers or asset sales or the imposition of exchange controls, making it difficult or impossible to exchange or repatriate the applicable currencies. Foreign investments also are subject to additional risks such as:

➢	unfavorable changes in currency rates and exchange control regulations;

➢	reduced availability of information regarding foreign companies;

➢	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements;

➢	reduced liquidity and greater volatility;

➢	difficulty in obtaining or enforcing a judgment;

➢	increased brokerage commissions and custody fees; and

➢	increased potential for corrupt business practices in certain foreign countries.

In addition to the risks associated with investments in foreign real estate generally, investments in real estate located in particular regions or countries with emerging markets may face those risks to a greater degree and may face the following additional risks, among others:

➢	inflation and rapid fluctuations in inflation rates in the economies of certain emerging market countries;

➢	high concentration of investors and financial intermediaries;

➢	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices; and

➢	overburdened infrastructure.

The Partnership does not intend to obtain political risk insurance. Accordingly, actions of foreign governments in the future could have a significant affect on economic actions in their respective countries, which could affect private sector real estate and real estate-related companies and the prices and yields of investments. Exchange control regulations, expropriation, confiscatory taxation, nationalization, political, economic or social instability or other economic or political developments in such countries could adversely affect the assets of the Partnership.

Political changes or a deterioration of a foreign nation’s domestic economy or balance of trade may indirectly affect the Partnership’s investment in a particular real estate or real estate-related asset in that nation. Moreover, the investments could be adversely affected by changes in the general economic climate or the economic factors affecting real estate or real estate-related industries, changes in tax law or specific developments within such industries or interest rate movements. While the Adviser intends to manage the investments in a manner that it believes will minimize the Partnership’s exposure to such risks, there can be no assurance that adverse political or economic changes will not cause the Partnership to suffer losses.

Currency and Exchange Rate Risks.    The Partnership intends to invest in Portfolio Funds which invest in real estate and real estate-related assets located in Mexico, Brazil, Asia and Europe and, as a result, the income received by the Partnership’s underlying investment is likely to be denominated in currencies other than U.S. dollars. However, the books and records of the Partnership are expected to be maintained in, and capital contributions to, and distributions from, the Partnership are expected to be made in U.S. dollars. Accordingly, changes in currency exchange rates between the U.S. dollar and such currencies may adversely affect the U.S. dollar value of the investments, income, interest and dividends or other distributions received by the Partnership, gains and losses realized on the sale of the investments and the amount of distributions, if any, to be made by the Partnership.

In addition, the Partnership may incur costs in converting the proceeds from its investments from one currency to another. As a general policy, the Partnership does not intend to hedge against currency exchange risk. It is not possible over the life of the Partnership to assess the degree to which foreign currencies will be affected by the devaluation thereof relative to the U.S. dollar due to economic conditions or to any managed exchange rate regime employed by the applicable government, but significant depreciation of the currency of a country in which the Partnership has underlying investments may adversely impact such investments and/or the Partnership’s returns from such investments.

Ability to Enforce Legal Rights.    The Portfolio Funds and joint venture and co-investment vehicles, if any, in which the Partnership invests may have difficulty in successfully pursuing claims in the courts of foreign jurisdictions, as compared to the United States. Further, to the extent that a judgment is obtained, but enforcement thereof must be sought in the courts of another jurisdiction, there can be no assurance that such courts will enforce such judgment.

Inflation.     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as the purchasing power of money decreases. As inflation increases, the real value (i.e. the inflation-adjusted value) of the units and distributions on those units can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to the holders of units. Inflation and rapid fluctuations in inflation rates may have negative effects on the economy and securities markets. There can be no assurance that, in the future, inflation will not have an adverse impact on the investments or the Partnership’s returns from such investments.

Undeveloped Infrastructure.     Capital and advanced technology in Mexico, Brazil and other jurisdictions may be limited. Delays in local postal, transport, banking or communications systems could cause the Partnership to lose rights, opportunities or entitlements and expose it to currency fluctuations.

Absence of Regulation of a Portfolio Fund.     Portfolio Funds and their managers are expected to be subject to varying levels of regulation. Portfolio Funds will not be registered as investment companies under the

Investment Company Act and their managers often likely will not be registered as investment advisers under the Investment Advisers Act, with the consequence that many of the protections afforded to investors by those laws will not be applicable. Similarly, certain investments in Portfolio Funds and accounts formed and operated outside the U.S. may not be subject to comprehensive government regulation. The managers of Portfolio Funds may not be covered by insurance or by fidelity bonding.

Multiple Levels of Expense.    In addition to the advisory fee and administrative fee payable to the Adviser and Performance Distribution payable to the General Partner, the Partnership, as an investor in Portfolio Funds, will be responsible for the payment of fees to the managers of the various Portfolio Funds. The Portfolio Funds in which the Partnership intends to invest impose investment management and performance fees, in addition to those imposed directly by the Partnership. The manager of a Portfolio Fund will typically be paid or allocated amounts based upon a share of the profits of the Portfolio Fund. Generally, annual fixed fees to Portfolio Fund managers range from 1.00% to 2.00% of the capital contributed to Portfolio Funds on an annualized basis, and incentive allocations or performance fees typically reach up to 20% of net profits. A Portfolio Fund employing such a performance fee structure may result in substantially higher payments to its manager than alternative arrangements. The existence of a performance fee may create an incentive for the Portfolio Fund manager to make riskier and more speculative investments than would otherwise be the case in the absence of such performance-based compensation. A Portfolio Fund may receive performance fees based on the unrealized appreciation of the Portfolio Fund. Because performance-based compensation is calculated on a basis which includes unrealized appreciation of such assets, it may be greater than if such compensation were based solely on realized gains.

In addition, substantially all of the Portfolio Funds in which the Partnership expects to invest impose a performance fee based upon the performance of the particular Portfolio Fund and, if earned, are payable irrespective of the overall profitability of the Partnership (as opposed to the profitability of the individual Portfolio Funds). Payment of performance fees to a particular Portfolio Fund when the overall portfolio of the Partnership has not experienced an increase will generally adversely impact the total return performance of the Partnership.

Potential Conflicts of Interest of Portfolio Fund Managers.    Managers of Portfolio Funds may engage in other forms of related and unrelated activities in addition to advising a Portfolio Fund. They may also make investments in securities for their own account. Activities such as these could detract from the time a manager devotes to the affairs of a Portfolio Fund.

Newly Organized Portfolio Fund Managers.    The Partnership may invest in Portfolio Funds that are managed by managers that have managed Portfolio Funds for a relatively short period of time. The previous experience of such managers is typically in real estate investment and real estate finance. Because such managers may not have direct experience managing Portfolio Funds, including experience with financial, legal or regulatory considerations unique to management of a Portfolio Fund, and there is generally less information available on which to base an opinion of such manager’s investment and management expertise, investments with such managers may be subject to greater risk and uncertainty than investments with more experienced managers of Portfolio Funds.

Investment in Multiple Portfolio Funds.    No assurance can be given that the collective performance of the Portfolio Funds will result in profitable returns for the Partnership as a whole. Positive performance achieved by one or more Portfolio Funds may be neutralized by negative performance experienced by other Portfolio Funds. Identifying the appropriate Portfolio Funds is difficult and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to various factors, including, but not limited to, the investment strategies of the Portfolio Funds available, Portfolio Fund managers that have been identified as providing attractive investment opportunities may bring new Portfolio Funds to market only once every several years and the influence of general market conditions from time to time on the number and type of Portfolio Funds brought to market in any given year. In addition, certain Portfolio Funds are oversubscribed and the

Partnership may not be able to invest in a Portfolio Fund to the extent desired. Investment decisions of the Portfolio Funds are made by their managers entirely independent of the Adviser and of each other. As a result, at any particular time, one Portfolio Fund may be making an investment that is being sold by another Portfolio Fund. Consequently, the Partnership could incur indirectly certain transaction costs without accomplishing any net investment result.

Availability of Information.    Some of the Portfolio Funds may provide very limited information with respect to their operation and performance to the Partnership, thereby severely limiting the Partnership’s ability to verify initially or on a continuing basis any representations made by the Portfolio Funds or the investment strategies being employed. This may result in significant losses to the Partnership based on investment strategies and positions employed by the Portfolio Funds or other actions of which the Adviser, the Sub-Adviser and the General Partner have limited or no knowledge.

Reliance on the General Partner, Adviser, Sub-Adviser and Key Personnel.    Investors must depend on the judgment of the General Partner with respect to the structuring of the Partnership’s investment program and the Adviser and Sub-Adviser with respect to the selection and acquisition of assets by the Partnership. The successful investment and disposal of the Partnership’s assets will therefore depend, in part, upon the skill of, and the investment decisions made by, the investment committees of the Adviser and the Sub-Adviser. Investors will not make any decisions with respect to the acquisition, disposition or other realization of the investment or, except under certain limited circumstances, any other decisions regarding the Partnership’s business and affairs. Loss of any key personnel could have a material adverse effect on the potential performance of the Partnership.

Conflicts of Interest.    Conflicts of interest exist in the structure and operation of the Partnership’s business. The fees which the General Partner and the Adviser are entitled to receive may be higher than the fees which another investment adviser would have charged, although each of the General Partner and the Adviser believes that such fees are reasonable in light of the services performed.

The Adviser and its affiliates (including for purposes of this discussion, the Sub-Adviser and the General Partner) manage the assets of Adviser Clients. The Partnership has no interest in these activities. In addition, the Adviser and its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Partnership will have no interest. These investments may have been suitable for investment by the Partnership but, for various reasons, were not pursued by, or available to, the Partnership. The Adviser or its affiliates also may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Partnership. Investments by the Adviser, Adviser Clients or their affiliates may limit the ability of the Partnership to make investments as a result of certain provisions of the Investment Company Act that restrict the ability of a registered investment company, like the Partnership, to co-invest with affiliates, which may disadvantage the Partnership.

Investment decisions for the Partnership are made independently from those of Adviser Clients. If, however, the Partnership desires to invest in the same Portfolio Fund as an Adviser Client, the available investment will be allocated equitably, generally pro rata according to the relative amount of assets the Partnership and the one or more other Adviser Clients have available to invest, but also taking into consideration the percentage of the Partnership’s or an Adviser Client’s portfolio that would be represented by the investment and the amount of exposure to the investment that is appropriate for the Partnership or the Adviser Client, as the case may be. Decisions in this regard are necessarily subjective and there is no requirement that the Partnership participate, or participate to the same extent as the Adviser Clients, in all investments. This process may adversely affect the amount the Partnership will be able to invest in a Portfolio Fund.

Valuation of Partnership Assets and Liabilities.    The assets of the Partnership will be valued by the Partnership following valuation guidelines established and periodically reviewed by the Board. The value of any interests held by the Partnership in a Portfolio Fund for which reliable market quotes are not readily available (which is expected to include substantially all interests purchased by the Partnership in Portfolio Funds) generally will be valued at the price reported by the Portfolio Fund. These valuations may be provided by the managers of a Portfolio Fund to the Partnership based on interim unaudited financial statements. Generally, Portfolio Funds provide information to investors as to the value of their interests on a limited periodic basis, such as semi-annually or annually. The Partnership calculates its net asset value at least twice annually and in connection with any sale of units. The value of the Partnership’s interest in a Portfolio Fund on days other than those that such value is provided by the Portfolio Fund will be valued by the Partnership at their fair value, pursuant to the Partnership’s valuation procedures. Fair value represents a good faith approximation of the value of an asset at the time such approximation is made. Valuations provided by Portfolio Funds may be subject to subsequent upward and downward adjustments by the Adviser to reflect changes in market conditions and other events subsequent to the determination of net capital appreciation, net capital depreciation, net assets and other accounting items of the Partnership. Fiscal year-end net capital calculations are audited by the Partnership’s independent auditors and may be revised as a result of such audit. Such revisions may also result from adjustments in valuations provided by Portfolio Funds. As a result of such subsequent adjustments, the Partnership’s issuance of its units at a net asset value determined prior to such adjustments may have the effect of diluting or increasing the economic interest of unitholders at the time of such issuance or repurchase and may cause adjustments to the fees paid to the Adviser and the General Partner.

Officers and Personnel of the General Partner, the Adviser and the Sub-Adviser Not Full Time.    Although the officers and the personnel of the General Partner, the Adviser, the Sub-Adviser and the Partnership will devote as much time to the Partnership as they believe is necessary to assist the Partnership in achieving its investment objective, none of them (excluding the Portfolio Managers) will devote a significant amount of his or her working time to the affairs of the Partnership, as they may devote a portion of their time to other funds and investments. The principals, officers and/or employees of the General Partner, the Adviser, the Sub-Adviser or any of their affiliates may not have employment agreements and the loss of the services of one or more of them may have a material adverse effect on the Partnership.

INVESTMENT FEATURES

The Partnership offers several compelling investment features, including:

Attractive Investment Sector.    Over approximately the last 10 years, real estate private equity has been an attractive investment alternative. During such period, real estate returns generally have outperformed returns from many other asset classes and real estate private equity fund returns generally have outperformed returns from other real estate strategies. Real estate generally enjoys predictable income streams, low correlation to most other asset classes and acts as an inflation hedge. Recent and long-term strong investment results have led to increased allocations to real estate private equity funds by institutional investors. The Partnership intends to provide investors with access to a broad array of real estate private equity fund opportunities.

Ten-Year Annualized Returns Historical Comparison

(01/01/1995 — 12/31/2004)

[1]

Source: Private Equity Intelligence, Ltd., The 2007 Private Equity Real Estate Review. This report examines the performance of the private equity real estate industry, including analysis on the profits returned to LPs, performance by investment strategy, performance against other types of private equity funds and the effect of manager experience. Analysis is based on a sample of more than 1,070 real estate funds, including information on the net returns to LPs for a total of 375 funds.

[2]	The FTSE NAREIT All REIT Index includes all REITs that trade on the New York Stock Exchange, American Stock Exchange and NASDAQ Global Market List.

[3]

Source: Thomson Venture Economics. The Private Equity Performance Index is a pooled return based on the quarterly statistics from Thomson Venture Economics’ Private Equity Performance Database analyzing the cashflows and returns for U.S. venture capital and private equity partnerships. Sources are financial documents and schedules from limited partners and general partners. All returns are calculated by Thomson Venture Economics from the underlying financial cashflows. Returns are net to investors after management fees and carried interest.

[4]	The S&P 500 Index is an unmanaged index of the 500 largest stocks (in terms of market value), weighted by market capitalization and considered representative of the broad stock market.

[5]

The NCREIF Property Index (NPI) is a quarterly time series composite total rate of return measure of unleveraged investment performance of a very large pool of investment grade, non-agricultural, income-producing properties acquired on behalf of tax-exempt institutions and held in a fiduciary environment.

[6]	The Lehman Brothers U.S. Treasury Bellwether 10-year Index consists of 10-year bonds issued by the U.S. Treasury.

[7]	The U.S. Consumer Price Index is an indicator of inflation that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

[8]	The U.S. Treasury Bellwether 3-month Index consists of treasury securities with maturities of three months or less. Treasury securities are backed by the full faith and credit of the U.S. government.

Fund Manager Selection.    With respect to real estate private equity funds, identifying and investing with managers who have successful strategies has traditionally driven returns. There has historically been a significant difference in the returns generated by top-quartile and lower-quartile real estate funds. The Adviser and its affiliates believe their experience in identifying top-performing managers and industry relationships should give it access to top-tier real estate managers, which in turn, should provide investors with a high quality portfolio of Portfolio Funds.

Proven Experience and Sponsorship of the Dividend Capital Group.    DCG and its affiliates have significant experience as founders and senior managers of various real estate ventures. DCG is a part of an affiliated group of real estate investment and finance companies, originally founded by John Blumberg, James Mulvihill and Evan Zucker (the “DCG Principals”), which focus on creating and managing high-quality real estate financial products and delivering those products to both individual and institutional investors. Since the DCG Principals formed their first companies in 1990 through September 30, 2007, the DCG Principals and their affiliates have directly and indirectly sponsored real estate platforms and projects that have developed or acquired real estate assets and real estate-related securities totaling over $6.5 billion in a diverse range of product types, including residential, retail, industrial and land both in the U.S. and Mexico. Attention to detail and a commitment to being “local” have allowed DCG and its affiliates to produce consistent, attractive investment returns for its investor partners over an extended period of time.

Specifically, DCG and its affiliates have:

➢	Raised approximately $5.1 billion of equity capital from various investment partners including: leading financial institutions, major state pension funds, retail investor channels and high net worth investors;

➢	A proven track record of creating and operating successful real estate businesses in the U.S., such as DCT Industrial Trust (NYSE: DCT), formerly known as Dividend Capital Trust, and various Black Creek Capital sponsored entities; and

➢	Experience operating international real estate private equity funds: Corporate Properties of the Americas, Mexico Retail Properties and Black Creek Mexico Residential Fund.

DCG also has extensive experience in founding and operating registered investment companies. DCG founded Dividend Capital Investments (“DCI”), the Sub-Adviser to the Partnership, as an affiliate of DCG in 2003 and is a registered investment adviser under the Investment Advisers Act. As of September 30, 2007, DCI managed closed-end and open-end investment vehicles and separately managed accounts with approximately $919 million in total real estate securities.

The Partnership will also seek to capitalize on its Adviser’s prior experience in registered investment funds and benefit from its access to the resources offered by DCG and its affiliates and the relationships of their professionals. In general, DCG affiliated professionals have been involved in real estate across numerous industry groups and product types, both domestically and internationally, and the Partnership should be able to draw on both the contacts and broad experience of its professionals relating to underwriting, development, financial structuring, asset management, tax and legal structuring and accounting for real estate investments.

Experience of Portfolio Manager.    The Adviser and General Partner will be managed by Howard J. Margolis who brings a unique set of real estate skills to the Partnership. Mr. Margolis has over 17 years of real estate experience, most recently serving as Senior Vice President of Investments with GIC Real Estate, one of the world’s largest and leading international real estate investment firms. The Partnership will benefit from Mr. Margolis’ experience at GIC Real Estate, where he was responsible for over $3 billion of equity investments and commitments to real estate private equity funds and joint ventures, over $1 billion of which were made in ventures outside of the U.S., including Brazil, Mexico and Europe. His experience at GIC Real Estate included the origination and structuring of joint ventures, fund investments and corporate investments with both public and private entities. In addition to having principal investing experience at GIC Real Estate, Mr. Margolis has real estate experience across many other areas of the industry including:

➢	Investment banking: Mr. Margolis worked at UBS for seven years where he had primary coverage responsibility for real estate investment trusts and real estate investment companies and was involved in a broad array of transactions including direct lending, securitizations, IPOs, secondary offerings, mergers and acquisitions, and bond and derivative transactions.

➢	Direct property acquisitions: Mr. Margolis worked for Federal Realty Investment Trust (a large retail real estate investment trust, NYSE:FRT) and City Hotels (a public hotel company based in Brussels, Belgium).

Mr. Margolis will be assisted by a team of investment professionals who have experience in real estate market analysis and research, real estate private equity fund manager due diligence and evaluation, investment structuring, operations and finance. The Partnership believes that investors who do not have the staff or experience to invest in real estate private equity funds or who do not meet the minimum capital requirements of such funds will benefit from investing in a fund of funds managed by professionals who are not only experienced in structuring potential investments, negotiating legal documents, and sourcing, underwriting, and performing due diligence on potential real estate funds, but who also have sponsored and operated two international real estate private equity funds.

Strength in Management and Research.    The Partnership should benefit from many of the resources offered by affiliates of the Adviser and the industry knowledge of their professionals. While these professionals occupy management and advisory positions at other DCG affiliated companies will not directly serve as portfolio managers of the Partnership, the Partnership will be able to call on these professionals for general guidance and specific advice regarding the various sectors and geographic markets that they cover. These professionals have held senior positions at many prominent real estate companies in several different sectors, including Archstone Smith (multifamily, NYSE:ASN), DCT Industrial (industrial, NYSE:DCT), United Dominion (multifamily, NYSE:UDR) and Simon Property Group (retail, NYSE:SPG), among others.

Strong Industry Relationships.    The professionals associated with the Adviser and its affiliates have cultivated relationships across numerous major industry groups and product types, both domestically and internationally. These relationships should provide the Partnership with a competitive advantage to source investment opportunities. Mr. Margolis worked with and invested in many real estate private equity fund opportunities during his tenure at GIC Real Estate and cultivated relationships with numerous fund managers. Other professionals at DCG affiliates have experience investing in limited partnerships and established relationships with fund managers as well. The Partnership will also seek to benefit from management’s relationships with placement agents who represent many of the top tier funds. Moreover, professionals of the Adviser’s affiliates have many relationships with limited partners, brokers, lenders, investment bankers and attorneys, all of whom may provide access to investment opportunities.

International Investment Platform.    Professionals of the Adviser and its affiliates have substantial experience investing both domestically, as well as internationally, and have knowledge of how to manage many of the issues intrinsic to investing globally, such as property rights, economic and political stability and currency volatility. The Adviser believes that the discipline and broad knowledge base of its professionals will assist the Partnership in investing in superior, risk-adjusted opportunities outside of the U.S. International experience of the Adviser, its affiliates and professionals include:

➢	Mr. Margolis, who has led equity investments of over $1.0 billion in Mexico, South America and Europe;

➢	John Blumberg, Jim Mulvihill and Evan Zucker, who have led DCG affiliates in creating preeminent investment platforms in Mexico for industrial, retail and residential opportunities, representing over $950 million of investment experience; and

➢	Senior staff of affiliates of the Adviser, which includes, Greg Moran (Public Employees’ Retirement Association of Colorado) and Dr. Glenn Mueller (Prudential Global Fund).

Lead Investor Experience.    The lead investor in a real estate private equity fund is typically responsible for negotiating the primary documents and setting key fund terms. The investments directed by Mr. Margolis at GIC Real Estate were typically the largest investments in a particular venture, routinely in excess of $100 million, and he has extensive experience negotiating fund legal documents from a lead investor’s position. Such experience negotiating real estate private equity fund legal documents and securing favorable terms for limited partners should benefit the Partnership, although there may be certain limitations on the Partnership’s ability to negotiate favorable terms based on the relative size of anticipated Partnership investments in Portfolio Funds and restrictions under the Investment Company Act or imposed by the Securities and Exchange Commission.

Research Supported Investments.    The Partnership will seek to benefit from third-party research provided by outside firms, as well as internal research and on-the-ground feedback from the Adviser’s affiliates. The internal research will be provided by individuals with domestic and international real estate expertise and will be a resource for building investment strategy and the analysis of macro and micro statistics and trends in the real estate markets. Dr. Glenn Mueller, the Real Estate Investment Strategist for an affiliate of the Adviser and also a Professor of Real Estate at the University of Denver, has 30 years of real estate experience and may help provide strategy oversight for the Partnership. On-the-ground feedback may be provided by the Adviser’s affiliates in the field who are expected to be able to give the Partnership real-time feedback on real estate trends and cycles.

MANAGEMENT OF THE PARTNERSHIP

General Partner

The General Partner is a newly formed Delaware limited liability company, primarily located at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202 with offices at 7 Times Square, Suite 3503, New York, New York 10036. The General Partner was formed to act as the general partner of the Partnership. The Partnership Agreement, however, grants to the Board the power and authority necessary for the Board to perform its duties under the Investment Company Act and any other federal securities laws. The Board has appointed the General Partner to develop the Partnership’s investment program, to recommend to the Board affiliated investment advisory personnel/firms to provide day-to-day management services to the Partnership and to provide the Board with reports and other information evaluating the Partnership’s overall strategy, execution and investment performance. The General Partner may earn a Preferred Return. See “Distributions.” The General Partner is owned by FOF Group LLC (“FOF Group”), a company formed and indirectly owned and/or controlled by, amongst others, the DCG Principals. The managing member of the General Partner is Howard Margolis.

Board of Directors and Officers

There are three directors of the Partnership. A majority of the directors are not “interested persons” (as defined in the Investment Company Act) of the Partnership’s Board. The Partnership Agreement grants the Board the power and authority necessary for the Board to perform its duties under the Investment Company Act and any other federal securities laws and generally to exercise the powers typically exercised by the board of directors of a Delaware corporation. The name and business address of the directors and officers of the Partnership and their principal occupations and other affiliations during the past five years are set forth under “Management of the Partnership” in the Statement of Additional Information.

Investment Adviser and Administrator

The Adviser also acts as the Partnership’s investment adviser and administrator. The Adviser, located at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, is an affiliate of DCG. DCG, along with its affiliates, is a fully-integrated real estate investment management group of companies that focuses on creating and managing high-quality real estate financial products and delivering those products to both individual and institutional investors. Since the formation of the first companies affiliated with a DCG Principal in 1990, the DCG Principals and their affiliates have sponsored the formation of a wide range of institutional real estate investment and finance businesses operating throughout North America, including public and private platform companies. From 1990 through September 30, 2007, the DCG Principals and their affiliates have developed or acquired real estate assets and real estate-related securities totaling over $6.5 billion in a diverse range of product types, including land, residential, retail and industrial both in the U.S. and Mexico. Experienced in structuring and executing high quality transactions, DCG and its affiliates have raised approximately $5.1 billion of equity capital from various investment partners, including leading financial institutions, major state pension funds, retail investor channels and high net worth investors. Attention to detail and a commitment to being “local” have allowed DCG and its affiliates to produce consistent, attractive investment returns for its investor partners over an extended period of time.

Principals of DCG

The General Partner and the Adviser are owned by FOF Group and FOF Group II LLC, which are indirectly owned and/or controlled by, amongst others, the DCG Principals. The DCG Principals are:

John A. Blumberg, Founding Principal and Managing Partner of DCG.    John A. Blumberg is a co-founder and principal of Dividend Capital Group (“DCG”) and a co-founder and principal of Black Creek Capital (“BCC”). Mr. Blumberg co-founded some of the first Black Creek affiliated entities in 1991 with James Mulvihill and Evan Zucker, and co-founded Dividend Capital Group in 2002 with Mr. Mulvihill and Mr. Zucker.

As of September 30, 2007, with Mr. Mulvihill and Mr. Zucker and other affiliates, Mr. Blumberg has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of approximately $6.5 billion of real estate assets and real estate-related securities. Mr. Blumberg has served as CEO of Mexico Retail Properties (“MRP”) since 2002. He was previously responsible for overseeing the activities of Black Creek Communities, a U.S.-based developer of apartment communities, and is also a co-founder of CPA. CPA was a joint venture between an affiliate of Black Creek and Equity International Properties, and is a fully integrated industrial real estate company that acquires, develops and manages industrial properties throughout Mexico. CPA was sold to a leading institutional investor in September 2005. Prior to 1993, Mr. Blumberg was President of JJM Investments. Prior to that, he served in various positions with Manufacturer’s Hanover Trust Company, Chemical Bank and Chemical Real Estate, Inc., most recently as President of Chemical Real Estate, Inc. In this capacity, Mr. Blumberg oversaw real estate investment banking, merchant banking, and loan syndications. Mr. Blumberg holds a Bachelor’s degree in business from the University of North Carolina at Chapel Hill.

James R. Mulvihill, Founding Principal and Managing Partner of DCG.    James R. Mulvihill is a co-founder and principal of Dividend Capital Group and a co-founder and principal of BCC. Mr. Mulvihill co-founded some of the first Black Creek affiliated entities in 1991 with John Blumberg and Evan Zucker and co-founded Dividend Capital Group in 2002 with Mr. Blumberg and Mr. Zucker. He was also Treasurer, Chief Financial Officer and currently serves as a director of DCT Industrial Trust (NYSE: DCT), as well as a co-founder and, until September 30, 2005, Chairman of the Board of Corporate Properties of the Americas (“CPA”). CPA was a joint venture between an affiliate of Black Creek and Equity International Properties, and is a fully integrated industrial real estate company that acquires, develops and manages industrial properties throughout Mexico. CPA was sold to a leading institutional investor in September 2005. Mr. Mulvihill has been active in real estate acquisition, development and redevelopment activities since 1992 and as of September 30, 2007, with Mr. Blumberg, Mr. Zucker and other affiliates has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of real estate projects with an aggregate value in excess of approximately $6.5 billion. In 1993, Mr. Mulvihill co-founded American Real Estate Investment Corp. (later known as Keystone Property Trust, NYSE: KTR) which was an industrial, office and logistics REIT and was acquired by ProLogis Trust (NYSE: PLD) in August 2004. Mr. Mulvihill served as its Chairman and as a director from 1993 to 1997 and as a director of Keystone Property Trust from 1997 to 2001. From 1986 to 1991, Mr. Mulvihill served in various roles with Manufacturer’s Hanover and subsequently Chemical Bank, most recently as Vice President of the Real Estate Banking and Investment Banking Groups, where his responsibilities included real estate syndication efforts, structured debt underwritings and leveraged buyout real estate financings. Mr. Mulvihill holds a Bachelor’s degree from Stanford University in Political Science.

Evan H. Zucker, Founding Principal and Managing Partner of DCG.    Evan H. Zucker is a co-founder and principal of Dividend Capital Group and co-founder and principal of BCC. Mr. Zucker co-founded some of the first Black Creek affiliated entities in 1991 with John Blumberg and James Mulvihill and co-founded Dividend Capital Group in 2002 with Mr. Blumberg and Mr. Mulvihill. He served as the Chief Executive Officer, President and a director of DCT Industrial Trust (NYSE: DCT) from its inception in 2002 through October 2006. Mr. Zucker is also a co-founder of CPA. CPA was a joint venture between an affiliate of Black Creek and Equity International Properties, and is a fully integrated industrial real estate company that acquires, develops and manages industrial properties throughout Mexico. Mr. Zucker has been active in real estate acquisition, development and redevelopment activities since 1989 and as of September 30, 2007, with Mr. Blumberg and Mr. Mulvihill, has overseen directly or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of real estate related assets with an aggregate value in excess of approximately $6.5 billion. In 1993, Mr. Zucker co-founded American Real Estate Investment Corp. (formerly known as Keystone Property Trust, NYSE: KTR) which was an industrial, office and logistics REIT and was acquired by ProLogis Trust (NYSE: PLD) in August 2004. Mr. Zucker served as the President and as a director of American Real Estate Investment Corp. from 1993 to 1997 and as a director of Keystone Property Trust from 1997 to 1999. Mr. Zucker holds a Bachelor’s degree from Stanford University in Economics.

Management Team.

The Adviser intends to use a team approach in managing the Partnership’s portfolio, which it believes offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only one individual. In addition to the guidance provided by the DCG Principals, the following professionals will be involved in the management of the Partnership:

➢	Portfolio Management:

Howard J. Margolis, Portfolio Manager.    Howard J. Margolis is a Managing Director of Black Creek. Mr. Margolis has 17 years of institutional real estate experience. Previously, Mr. Margolis was Senior Vice President of Investments with the Government of Singapore Investment Corporation (“GIC Real Estate”) for three years, one of the world’s largest and leading international real estate investment firms. Mr. Margolis was primarily responsible for the origination and structuring of joint ventures, fund investments and corporate investment with both public and private entities on behalf of GIC Real Estate. Prior to joining GIC Real Estate, he was an Executive Director in the Real Estate Investment Banking group of UBS. While at UBS, Mr. Margolis was responsible for client coverage as well as advisory, mergers, bond underwritings, CMBS and credit and equity linked transactions in which UBS acted as the Lead or Co-lead manager. Prior to joining UBS, Mr. Margolis was the Director of Acquisitions for City Hotels USA, a European based public hotel company. Mr. Margolis also worked as an Acquisition Associate for Federal Realty Investment Trust and for Citicorp N.A. in the Real Estate Finance Group. Mr. Margolis holds a Bachelor’s degree in management from Tulane University and holds an M.B.A. from the Columbia University Graduate School of Business. Mr. Margolis is a member of the National Association of Real Estate Investment Trusts (“NAREIT”) and the Urban Land Institute (“ULI”) and a board member of The Kids Foundation for Developmental Disabilities.

Stuart E. Baldwin, Associate.    Stuart E. Baldwin joined Black Creek in September 2006 as an Associate. Previously, Ms. Baldwin worked at Credit Suisse in the Real Estate Private Fund Group, helping raise private equity for real estate fund sponsors. In this role, she was responsible for performing due diligence and underwriting potential real estate private equity fund sponsors, preparing private placement memorandums and additional marketing materials, assisting in structuring term sheets and participating in legal negotiations. Ms. Baldwin holds a Bachelor’s degree in biology from the University of North Carolina at Chapel Hill.

➢	Additional Research/Strategy Professionals (employed by affiliates of the Adviser):

Dr. Glenn Mueller, Research/Strategy.    Dr. Glenn Mueller is the Real Estate Investment Strategist for DCG. Dr. Mueller also is currently Professor of Real Estate at the University of Denver and is a visiting professor at Harvard University. Dr. Mueller has 30 years of real estate industry experience, including 22 years of research experience that includes real estate capital markets, real estate market cycle analysis, real estate securities analysis, portfolio and diversification analysis, seniors housing analysis and both public and private market investment strategies. In addition, he has performed specific macro- and micro-economic level analyses, both nationally and internationally, of office, industrial, apartment, retail, hotel, single-family residential and senior housing sectors. Dr. Mueller is currently the co-editor of the Journal of Real Estate Portfolio Management and he has written 68 articles that have appeared in various academic and industry publications including The Journal of Real Estate Research, Real Estate Finance, Institutional Real Estate Securities, Real Estate Review, The Journal of Real Estate Portfolio Management and Urban Land. Previously, Mueller was a professor at Johns Hopkins University and has held senior research positions at Legg Mason, Price Waterhouse, ABKB/LaSalle Investment Management and Prudential Real Estate Investors. Mueller holds a Ph.D. in Real Estate from Georgia State University, an MBA from Babson College and a B.S.B.A. from the University of Denver.

David W. Agostine, President of the Sub-Adviser.    David W. Agostine is the President of the Sub-Adviser. Mr. Agostine has more than 20 years of experience in the financial services industry, successfully growing and operating investment management organizations. Prior to joining DCI, he was a senior vice president and managing director of Janus Capital Institutional where he co-founded and developed the company’s financial services group. Under Mr. Agostine’s leadership from 1993 to 2003, the division grew to $95 billion in assets under management with an 80-person group servicing more than 100 financial services industry clients. Prior to Janus, Mr. Agostine was vice president for Fidelity Investments Institutional Services Company, responsible for managing distribution of specialty investment products for insurance companies and banks. Prior to Fidelity, he was a vice president of commercial lending with Southeast Bank N.A. Mr. Agostine holds a Bachelor’s degree in Finance from the University of South Florida.

➢	Adviser’s Investment Committee:

The investment committee is a committee of the Adviser and will act as the investment committee for all of the funds in the Fund Group, not just the Partnership. Members of the Investment Committee include:

Howard J. Margolis.    Please see the biography for Mr. Margolis under the “Portfolio Management” heading above.

Gregory M. Moran.    Gregory M. Moran joined DCG affiliate Dividend Capital Total Realty Trust in 2005 as a Vice President. Mr. Moran has been an active participant in the institutional real estate community since 1998. From December 2001 through July 2005, Mr. Moran was a Portfolio Manager in the Real Estate Investment Group for the Public Employees’ Retirement Association of Colorado where he was directly involved in the ongoing management of a global real estate investment portfolio with over $2 billion of invested equity. Mr. Moran was responsible for sourcing and underwriting new investment opportunities, ongoing asset management of existing portfolio investments and relationship management for over a dozen strategic partners and advisors of the fund. From September 1998 through December 2001, Mr. Moran worked in the Capital Markets Group at Sonnenblick-Goldman Company, most recently as a Vice President. During this time, Mr. Moran was responsible for raising and structuring debt and equity investments in commercial real estate projects on behalf of public and private real estate investment companies. Mr. Moran received his Bachelor in Business Administration and Master in Professional Accounting at the University of Texas at Austin – McCombs School of Business and is also a CFA Charterholder.

Charles Song.    Charles Song joined the Sub-Adviser in 2003 as a Managing Director and Senior Portfolio Manager. Mr. Song serves in various capacities for the real estate and fixed income portfolios managed by Dividend Capital Investments, including serving as Co-Portfolio Manager to the Dividend Capital Realty Income Allocation Fund, a closed-end mutual fund and Dividend Capital Realty Income Fund, an open-end mutual fund. His primary responsibilities include executing portfolio management and trading decisions for the funds’ REIT equity and fixed income securities. Prior to joining DCG, Mr. Song was a consultant for Newbridge Capital and served as an independent advisor on merger and acquisition transactions for various investment consortiums in Asia from 2000 to 2003. Additionally, Mr. Song’s experience includes co-founding Novalis Ventures, an investment fund focused on early stage investments in the real estate industry, and working as an associate at Cahill, Warnock & Company, a private equity fund from 1998 to 2000. Mr. Song began his career in the Asset Finance Group at Lehman Brothers in New York. While at Lehman, Mr. Song participated in structuring more than 65 asset-backed securitizations, representing more than $40 billion of new issues. He is a member of the National Association of Real Estate Investment Trusts (“NAREIT”), the Urban Land Institute (“ULI”), the Commercial Mortgage Securities Association (“CMSA”) and the Cornell University Real Estate Council. Mr. Song holds a Bachelor’s degree from Cornell University.

Howard Margolis and Stuart Baldwin are collectively known as the “Portfolio Managers.” The Statement of Additional Information contains additional information about other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers and the Portfolio Managers’ ownership of units of the Partnership.

Investment Sub-Adviser

The Sub-Adviser acts as the Partnership’s investment sub-adviser responsible for managing the Partnership’s non-Portfolio Fund assets, subject to the oversight of the General Partner, the Adviser and the Board. The Sub-Adviser, located at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, is an affiliate of DCG. The Sub-Adviser is a Delaware limited liability company that was formed in July 2003 and is registered with the SEC as an investment adviser. For more information regarding the Sub-Adviser, see “The Adviser and Sub-Adviser.”

➢	Sub-Adviser’s Investment Committee:

The Sub-Adviser intends to use a team approach in managing the Partnership’s non-Portfolio Fund assets. The Sub-Adviser’s investment committee is charged with the overall management of the Partnership’s non-Portfolio Fund assets, including the development and implementation of overall portfolio strategy and the day-to-day management of the non-Portfolio Fund assets. Members of the Investment Committee include:

Charles Song,    See “ Management of the Partnership — Investment Adviser — Management Team — Investment Committee.”

Amitabh Godha, Senior Vice President of Investments.    Mr. Godha serves in various capacities for the real estate investment portfolios managed by the Sub-Adviser. Prior to joining the Sub-Adviser in 2003, Mr. Godha served as an independent consultant, assisting early-stage companies with capital-raising and providing investment funds with merger and acquisition and leveraged buyout analyses. Mr. Godha gained direct investment experience as an associate at Cahill, Warnock & Company, a private equity fund based in Baltimore, Maryland. In 1994, Mr. Godha began his career at Lehman Brothers in New York as an investment banking analyst in the Healthcare Group. Mr. Godha holds a Bachelor’s degree in finance from Georgetown University and an MBA from The Wharton School of the University of Pennsylvania.

Karen Kulvin, Senior Vice President of Investments.    Ms. Kulvin serves in various capacities for the real estate fixed income investment portfolios managed by the Sub-Adviser. She is also Senior Vice President for Dividend Capital Total Realty Trust. Prior to joining the Sub-Adviser in 2006, Ms. Kulvin was the senior vice president in charge of asset management for Newcastle, a public REIT that buys subordinate CMBS and other real-estate related securities for CDO execution. Prior to Newcastle, she worked on the CMBS desk at Bear Stearns and also worked at LNR in various asset management capacities for 5 years. Ms. Kulvin holds a Bachelor’s degree from Tufts University and an MBA from Boston University.

Jeffrey Taylor, CFA., Chief Operating Officer.    Mr. Taylor brings over ten years experience in investment advisor operating company functions to the Sub-Adviser. A Chartered Financial Analyst, Mr. Taylor’s background includes client service, product management, operating company analysis, strategic planning and business management roles within investment advisors. Prior to joining the Sub-Adviser in 2004, he served in various positions with INVESCO Funds Group, most notably as product manager and manager of marketing and business analytics, where he was responsible for the development of the company’s portfolio review and product rationalization processes, as well as strategic business analysis and planning initiatives. Mr. Taylor holds a Bachelor’s degree from Pennsylvania State University and an MBA from the University of Colorado at Denver.

INVESTMENT PROCESS

The Adviser believes that its and its affiliates’ detailed knowledge of, and experience in, multiple real estate sectors and product types as well as its longstanding relationships with many existing top-tier fund managers make it well-positioned to create value throughout each of the following phases of the investment process:

Strategic Analysis/Portfolio Design.    The Adviser intends to use research on both a macro and micro level to determine the optimal mix of investment strategies, geography and sectors to target. The Adviser believes that it has an advantage by having access to internal real estate research generated by its affiliates as well as on-the-ground real estate feedback. The ability to analyze economic, political and capital markets around the world could be a key competitive advantage. By regularly evaluating macro and micro economic trends and modifying the Partnership’s target portfolio if needed, the Adviser believes it may achieve superior risk-adjusted returns for its investors while mitigating downside risk.

Proactive Sourcing.    The Adviser intends to use the established relationships of its affiliates with fund managers and placement agents to help determine the best Portfolio Funds in which to invest. In addition to the funds that will be in the marketing phase while the Partnership is investing in Portfolio Funds, management of DCG believes it has a favorable reputation with fund managers from past investment experience in real estate private equity funds which may provide separate joint venture opportunities or co-investment opportunities that are too large for the related Portfolio Fund.

Intensive Due Diligence and Approval Process.    The experience of the Adviser and its affiliates’ professionals investing in real estate private equity funds and their industry contacts is expected to benefit the Partnership during the due diligence phase and analysis of each potential investment. The Adviser intends to have an extensive process in place to analyze and underwrite potential investments. The process will be structured to handle a substantial volume of transactions effectively, and is intended to utilize best practices from the different backgrounds of the team members. The Adviser will hold regularly scheduled meetings (for administrative coordination and for deal/pipeline updates) as well as ad hoc meetings for high priority issues.

Portfolio Construction.    The Adviser is responsible for determining the appropriate amount of exposure to take in any specific category of risk, asset type, structure or geography. As investments are approved, the portfolio construction will be continually evaluated, and exposure to different strategies, asset types, structure or geography will be reassessed. Given that fund managers typically raise a new fund about every two to four years and the outlook for a strategy can change dramatically over that period of time, the Adviser will not rely solely on reinvesting with fund managers that DCG and its affiliates have invested with in the past but will continue to evaluate each opportunity in the context of the current investment environment. The portfolio construction function is a critical piece in determining the success of the portfolio of investments.

Evaluation of Investment Terms.    The terms of an investment in a real estate private equity fund have a material impact on the eventual returns to the investors and can vary dramatically. Given the Adviser’s and its affiliates’ experience as fund managers, as well as Mr. Margolis’ previous position as a lead investor, the Adviser believes that it has the expertise to evaluate and determine which potential investments offer investors favorable terms.

Asset Management.    As part of the investment and management process, the Adviser will monitor the performance of the Partnership’s investments. The Adviser will be in contact with the fund managers regularly, will attend investor meetings and will review reporting statements from each of the Portfolio Funds.

Investment Advisory Agreements

Under its investment advisory agreement with the Partnership (the “Investment Advisory Agreement”), the Adviser will furnish an investment program for the Partnership’s investments in Portfolio Funds, make the day-to-day investment decisions for the Partnership with respect to Portfolio Funds and generally manage the Partnership’s investments in Portfolio Funds in accordance with the Partnership’s investment objective and policies, subject to the general supervision of the General Partner and the direction and oversight of the Board. The management of the non-Portfolio Fund investments of the Partnership is delegated to the Sub-Adviser pursuant to a sub-investment advisory agreement (the “Sub-Investment Advisory Agreement” and, together with the Investment Advisory Agreement, the “Investment Advisory Agreements”) with the Partnership, the General Partner and the Adviser.

The Adviser also provides persons satisfactory to the Board to serve as officers of the Partnership. Such officers, as well as certain other employees and members of the Board, may be directors, officers or employees of the Adviser, the Sub-Adviser or their affiliates.

For its services under the Investment Advisory Agreement, the Adviser will receive an advisory fee at the annual rate of 1.50% of Contributed Capital until the first anniversary of the Final Closing, and thereafter at an annual rate of 1.50% of Contributed Capital, less Contributed Capital that was returned to investors. The investment advisory fee is payable monthly in arrears. The Adviser will pay, out of its own assets, a portion of the advisory fee to the Sub-Adviser, in an amount equal to 0.35% of the fair value of the non-Portfolio Fund assets managed by the Sub-Adviser.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements will be available in the Partnership’s initial annual report to unitholders.

Administration

The Adviser will also serve as the administrator for the Partnership and will receive a fee, payable monthly in arrears, at an annual rate 0.25% of Contributed Capital until the first anniversary of the Final Closing, and thereafter at an annual rate of 0.25% of Contributed Capital, less Contributed Capital returned to investors. The Adviser will engage ALPS Fund Services, Inc. (“ALPS”) to act as a sub-administrator and transfer agent. Under the agreement with ALPS, ALPS will calculate the net asset value of the Partnership, perform investor record keeping services and perform certain other administrative services for the Partnership. ALPS will be compensated by the Adviser (not by the Partnership) for providing these services.

Partnership Fees and Expenses

In addition to the investment advisory fee, the administrative fee payable to the Adviser and the Partnership’s share of the legal and other offering expenses (other than underwriting commission), the Partnership will also bear all other third-party and out-of-pocket costs of third-parties (including the General Partner and any investment advisers) and all other expenses that are not specifically assumed by the Adviser or Administrator under the Investment Advisory Agreement and the Administration Agreement related to the Partnership’s day-to-day activities and operations. These expenses may include, without limitation: legal and audit expenses; borrowing expenses; interest; taxes; governmental fees; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Partnership and any losses incurred in connection therewith; fees of custodians; expenses of registering and qualifying limited partnership units for sale under applicable federal laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to the unitholders; costs relating to meetings of the Partnership and its Board; compensation and expenses of the Independent Directors; insurance covering the Partnership and its respective officers and Directors; blue sky fees; and the costs associated with the evaluation and acquisition of potential investments. The Partnership is also liable for such nonrecurring expenses as may arise, including litigation to which the Partnership may be party. The Partnership may also have an obligation to indemnify its Directors and officers with respect to any such litigation.

The Partnership may, if approved by a majority of the Independent Directors, reimburse the Adviser for out of pocket expenses incurred in connection with providing investment advisory services pursuant to this Agreement (including, without limitation, travel and other expenses incurred in connection with evaluation, developing, diligencing, structuring, acquiring, owning, financing, hedging, disposing of or otherwise dealing with the Partnership’s investments); provided, that the Adviser shall bear all expenses relating to the general operation of its business (including, without limitation, administrative, employee, office and insurance expenses and rent).

NET ASSET VALUE

The Partnership will compute its net asset value at least twice annually at the close of its annual and semi-annual fiscal periods and in connection with each sale of units (each a “Valuation Date”). The Partnership’s net asset value per unit will be computed based upon the value of the Partnership’s portfolio securities plus the value of any cash and other assets. The Partnership calculates net asset value per unit by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Partnership (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding units of the Partnership. Expenses of the Partnership, including accrued fees and the costs of any borrowings, and any accrued incentive income allocation are taken into account for the purpose of determining net asset value per unit. Net asset value per unit will be rounded up or down to the nearest cent. Fair values assigned to the Partnership’s Non-Portfolio Fund investments also will affect the amount of fees paid to the Sub-Adviser.

The Partnership will value its investments in Portfolio Funds pursuant to procedures approved by its Board. The Board has delegated the day to day responsibility for determining these fair values to the Adviser. Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund to determine that the valuation procedures used by the Portfolio Fund are not inconsistent with the responsibility of the Adviser and the Board to determine the net asset value of the units. After investing in a Portfolio Fund, the Adviser will monitor the valuation methodology used by the Portfolio

Fund. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Portfolio Fund, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Fund (which are unaudited, except for year-end valuations).

Based on the Adviser’s review of each Portfolio Fund’s valuation methodology, the Partnership generally will value its investment in a Portfolio Fund at the value last reported by the Portfolio Fund. Upon the occurrence of any event that causes the Adviser or the Board to believe that it is no longer reasonable to rely on the valuation reports provided by a Portfolio Fund, the Adviser will determine the fair value of the Partnership’s investment in such Portfolio Fund after taking into consideration all of the facts and circumstances relating to the Portfolio Fund (including the most recent value reported by the Portfolio Fund) and promptly reporting to the Board any steps taken to determine the fair value of the investment in light of such facts and circumstances. In those circumstances, the Partnership might value its interest in a Portfolio Fund at a discount or a premium to the value it receives from the Portfolio Fund. The Partnership’s fair valuation procedures provide that, following a contribution of capital to a Portfolio Fund and prior to the receipt of a valuation report from the Portfolio Fund after the contribution is made and consistent with the rules governing the valuation of portfolio securities under the Investment Company Act, investments in Portfolio Funds may be valued at cost.

The valuations reported by the Portfolio Funds, upon which the Partnership calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time.

Assets managed by the Sub-Adviser will be valued as described below:

Domestic exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last sale prices as reported on the exchange where such securities are principally traded. If no sales of such securities are reported on a particular day, the securities will be valued at the mean of their bid and ask prices. In the event that exchange quotations are not available, a price will be obtained and used from an independent broker-dealer. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at the mean of their bid and ask prices. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser in accordance with the Partnership’s fair valuation procedures.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board, such as U.S. Government and Agency Securities, to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Partnership is determined. When such significant events materially affect the values of securities held by the

Partnership or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the reported value of the Partnership’s net assets.

DISTRIBUTIONS

In general, the unitholders will receive distributions in the following order of priority:

➢	100% to the unitholders, on a pro rata basis, until they receive distributions equal to their Contribution plus a 9.00% per annum annually compounded cumulative return (the “Preferred Return”) thereon; then

➢	50% to the unitholders, on a pro rata basis, and 50% to the General Partner as a “catch-up” until the General Partner has received 5.00% of the total profits distributed pursuant to this paragraph and to satisfy the Preferred Return; then

➢	95% to all unitholders, on a pro rata basis, and 5.00% to the General Partner.

The Distributor’s fee and Selling Agent sales commission will not constitute a Contribution made by the investor in the Partnership for purposes of calculating the Preferred Return or the payment of the advisory fee or the administrative fee to the Adviser.

Prior to the first anniversary of the Final Closing, the General Partner, on behalf of the Partnership, may retain net proceeds realized on investments in a Portfolio Fund equal to the aggregate amount of capital that had been invested in the respective Portfolio Fund and may use such amounts either for reinvestment in Portfolio Funds or to pay advisory fees or other expense obligations of the Partnership (including the operating expenses, advisory fees and amounts payable under any borrowing of the Partnership). Following the first anniversary of the Final Closing, any retained amounts, along with any cash that has not otherwise been invested in Portfolio Funds, may be used only to (i) pay expenses and obligations of the Partnership, including amounts owing or which may become due under any existing credit facility and advisory fees; and (ii) fulfill commitments to Portfolio Funds or obligations pursuant to a letter of intent and/or otherwise complete investments by the Partnership which were in process as of such date.

Although the Partnership cannot state with certainty when distributions shall commence, beginning with the Partnership’s initial distribution, the Partnership intends to make regular quarterly distributions to the unitholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Partnership will make regular semi-annual distributions to the unitholders of all or a portion of capital gains distributed to the Partnership by Portfolio Funds and capital gains earned by the Partnership from the disposition of Portfolio Fund investments, together with any dividends or interest income earned from such investments. The Partnership will maintain reasonable reserves to meet Partnership obligations prior to making distributions.

In light of the Partnership’s investment policies, the Partnership anticipates that the Investment Company Act will require it to accompany each periodic distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Partnership will indicate annually the proportion of its capital gains distributions that constitute long-term and short-term gains for tax purposes.

DESCRIPTION OF UNITS

The Partnership is a limited partnership organized under the laws of Delaware pursuant to an Amended and Restated Agreement of Limited Partnership, dated as of December 4, 2007. The sole general partner of the Partnership is the General Partner. The Partnership is authorized to issue units of beneficial interest representing limited partnership interests. Each unit has one vote and all units are equal as to distributions, assets and voting privileges with no conversion, preemptive or other subscription rights. The affirmative vote of the owners of more than 50% of the outstanding units present at a meeting at which a quorum is present and entitled to vote on a matter generally shall be the act of the unitholders with respect to such matter, unless a different vote is required by law or otherwise. The Partnership will send annual and semi-annual reports, including financial statements, to all holders of its units.

From time to time during the Offering Period, investors will pay for the units they have agreed to purchase and the Partnership will admit the investors to the Partnership as limited partners at various staged closings. The initial closing will occur as soon as practicable on a date selected by the General Partner provided that the Partnership has received aggregate Contributions of not less than $40 million. The General Partner reserves the right, in its sole discretion, to establish the Partnership with a lower minimum amount of Contributions.

After the initial closing, the Partnership may continue to offer units of the Partnership until the end of the Offering Period. The Partnership generally anticipates that it will not have more than one closing per month after the initial closing, although it also may have fewer than one closing per month. The Final Closing shall occur no later than the first anniversary of the initial closing. Contributions will be made in full at each closing and invested in short-term investments, as described above, until such time as such funds are invested in Portfolio Funds.

The Partnership has no present intention of conducting offerings of additional units after the Final Closing. Any additional offerings of units will require approval by the Board and will be subject to the requirements of the Investment Company Act, which provides that units may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of units or with the consent of a majority of the unitholders.

It will be difficult to sell or transfer units. The Partnership anticipates that its units will be not be listed on any exchange. None of the General Partner, the Adviser, the Distributor or any of their affiliates plans to make a market in the units. A unitholder may not sell, assign, pledge or transfer units in the Partnerships except under certain limited circumstances and then only with the prior written consent of the Board. These transfer restrictions will apply to all transfers, including gifts or bequests of units. Units acquired in violation of these transfer restrictions are subject to redemption by the Partnership. Costs and expenses incurred by the Partnership in connection with a transfer must be paid by the transferee. Unitholders may be unable to sell or transfer units in the manner or at the time they desire, and unitholders should not expect that they will be able to transfer their units at all. Unitholders do not have the right to require the Partnership to redeem their units.

SUMMARY OF

THE PARTNERSHIP AGREEMENT

THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE PARTNERSHIP AGREEMENT THAT MAY NOT BE DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THE DESCRIPTION OF THESE ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE PARTNERSHIP AGREEMENT WHICH IS ATTACHED AS APPENDIX A TO THIS PROSPECTUS.

Partnership Interests

Persons who purchase units in the offering being made hereby will be limited partners in the Partnership with such rights and powers as set forth in the Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act.

Liability of Partners

Under Delaware law and the Partnership Agreement, each unitholder will be liable for the debts, obligations and liabilities of the Partnership to the greater of the extent of any contributions to the capital of the Partnership or the amount of its capital account. A unitholder, in the sole discretion of the Board, may be obligated to return to the Partnership amounts distributed to the unitholder in accordance with the Partnership Agreement to satisfy all or any portion of the indemnification obligations of the Partnership pursuant to Section 12 of the Partnership Agreement.

Duty of Care and Indemnification of Directors

The Partnership Agreement provides that directors shall owe to the Partnership and the unitholders the same fiduciary duties as owed by directors of Delaware corporations to such corporations and their stockholders under the Delaware General Corporation Law and shall be liable to the Partnership and the unitholders only to the extent that directors of Delaware corporations are liable to such corporations and their stockholders under the Delaware General Corporation Law. In addition, a director of the Partnership shall not be liable to the Partnership or any of the unitholders for any loss or damage occasioned by any act or omission taken or suffered by such director unless such act or omission is the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director’s office (“Disabling Conduct”). The Partnership Agreement also contains provisions for the indemnification, to the extent permitted by law, of a director by the Partnership (but not by the unitholders individually) against any liability and expense to which the director may be liable which arise in connection with the performance of the director’s activities on behalf of the Partnership. Directors shall not be personally liable to any unitholder for the repayment of any positive balance in the unitholder’s capital account or for contributions by the unitholder to the capital of the Partnership, except to the extent that such director engaged in Disabling Conduct or as expressly required by Section 12 of the Partnership Agreement. The rights of indemnification and exculpation provided under the Partnership Agreement shall not be construed so as to provide for indemnification of a director for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Partnership Agreement to the fullest extent permitted by law.

Amendment of the Partnership Agreement

The Partnership Agreement may generally be amended, in whole or in part, with the approval and adoption by the Board of a proposed amendment made by the General Partner or any director and with the approval of unitholders who, in the aggregate, own more than 50% of the units, unless a greater percentage is required by the

Partnership Agreement or applicable law. However, certain amendments to the Partnership Agreement may be made by the Board without the written consent of any unitholder under certain circumstances, including to fix errors or other immaterial changes and to make amendments in order to comply with applicable federal and state laws. The Partnership Agreement may not be amended without the consent of the partners adversely affected by the amendment, if the amendment would impair the limited liability of limited partners, adversely affect the tax status of the Partnership, change the term, capital contribution, allocation or distribution provisions of the Partnership Agreement or adversely affect the rights, obligations or liabilities of the General Partner.

Power of Attorney

By subscribing for units of the Partnership, each unitholder irrevocably constitutes and appoints the General Partner as his or her attorney-in-fact with the power and authority to make, execute, acknowledge, deliver, file and record documents and instruments in accordance with the Partnership Agreement on behalf of such unitholder. The power-of-attorney granted under the Partnership Agreement executed by each unitholder (which each unitholder will do by virtue of signing the Subscription Packet) is a special power-of-attorney and is coupled with an interest and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any unitholder granting the power-of-attorney, and shall survive the transfer by a unitholder of all or any portion of its units of the Partnership.

Term, Dissolution and Liquidation

The term of the Partnership will be eight years from the Final Closing, but the General Partner may, if approved by the Board, extend the term of the Partnership for up to a maximum of two consecutive one-year periods in order to permit orderly dissolution. If the Partnership is not able to sell all of its interests in Portfolio Funds or in any assets that were distributed in-kind by a Portfolio Fund prior to the Partnership’s dissolution, it may be required to transfer such securities to a liquidating trust in connection with the termination and liquidation of the Partnership. The Partnership shall be dissolved upon the occurrence of the end of the term or by dissolution required by operation of law.

Upon the occurrence of any event of dissolution, the Board or a liquidator appointed by the Board shall wind-up the affairs of the Partnership and liquidate its assets. Upon the liquidation of the Partnership, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Partnership (other than debts to unitholders) including actual or anticipated liquidation expenses; (2) next to repay debts owing to the unitholders; and (3) finally to the unitholders proportionately in accordance with the balances in their respective capital accounts after being allocated to unitholders in accordance with the Partnership Agreement. Assets may be distributed in-kind on a pro rata basis or contributed to a liquidating trust if the Board determines that such action would be in the interests of the unitholders in facilitating an orderly liquidation.

Exclusivity Period

Unless consented to by at least two-thirds in interest of the unitholders (excluding the General Partner and its affiliates) of the Partnership, none of the General Partner, the Adviser, the Sub-Adviser or any of their affiliates will act as general partner, manager or the primary source of transactions on behalf of another real estate fund of funds with objectives substantially similar to those of the Partnership and registered as an investment company with the Securities and Exchange Commission (it being understood that a fund of funds designed to invest primarily in a single country or region or a single sector or industry shall not be deemed to have the same or substantially similar objectives as the Fund Group) until the earlier of: (i) the first anniversary of the Final Closing, and (ii) such time as at least 80% of the Contributed Capital has been invested in Portfolio Funds or committed for investment in Portfolio Funds (other than amounts reserved for reasonably anticipated expenses of the Partnership and advisory fees). Notwithstanding the foregoing, the General Partner, the Adviser, the Sub-Adviser or any of their affiliates may act as general partner, manager or the primary source of transactions on behalf of a registered real estate fund of funds formed to co-invest with the Partnership but structured as a separate fund for regulatory or tax reasons. The exclusivity period applicable to the Private Funds may be longer or shorter than the exclusivity period applicable to the Partnership.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of certain U.S. federal income tax considerations to U.S. persons who purchase units in the offering. This discussion is based on the Code, Treasury Regulations promulgated thereunder, administrative rulings and pronouncements of the Internal Revenue Service (the “Service”) and judicial decisions, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. The discussion does not purport to describe all of the U.S. federal income tax considerations applicable to the Partnership or that may be relevant to a particular investor in view of such investor’s particular circumstances and, except to the extent provided below, is not directed to investors subject to special treatment under U.S. federal income tax laws, such as banks, dealers in securities, insurance companies, tax-exempt entities and non-U.S. persons. In addition, this discussion does not discuss any aspect of state, local or foreign tax law and assumes that investors will hold their interests in the Partnership as capital assets within the meaning of Section 1221 of the Code.

The tax treatment of unitholders in a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) that is an investor in the Partnership generally depends on the status of the unitholder, rather than the Partnership, and is not specifically addressed herein.

No advance rulings have been or will be sought from the Service regarding any matter discussed herein, and counsel to the Partnership has not rendered any opinion with respect to any of the U.S. federal income tax considerations relating to the Partnership or an investment therein. No assurance can be given that the Service would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Accordingly, prospective investors are urged to consult their tax advisors to determine the U.S. federal income tax consequences to them of acquiring, holding and disposing of units in the Partnership, as well as the effects of the state, local and non-U.S. tax laws.

It is generally expected that a number of the U.S.-based Portfolio Funds in which the Partnership invests will be treated as partnerships for U.S. federal income tax purposes, although as the Partnership has not yet made any investments, there is no guaranty that will be the case. Consequently, the Partnership’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Portfolio Funds. Thus, any reference to, and description of the U.S. federal income tax aspects of, the Partnership’s investment practices and activities, in effect, take into account the investment practices and activities of such Portfolio Funds. Because the exact nature of the Portfolio Funds’ investments is not known at this time, it is not possible to address the specific tax consequences of the Partnership’s investments. Accordingly, the following discussion is intended as a general guide only.

For purposes of the following discussion, a U.S. person is a person who is or that is (i) a citizen or resident of the United States; (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (a) the administration over which a U.S. court can exercise primary supervision and (b) all of the substantial decisions of which one or more U.S. persons have the authority to control. A “non-U.S. person” is a person who is not a U.S. person.

Classification of the Partnership.    The Partnership believes that under present law it will be treated, for U.S. federal income tax purposes, as a partnership and not as an association or publicly traded partnership taxable as a corporation. The Partnership will be organized as a limited partnership under local law. A limited partnership, absent an affirmative election to be treated otherwise, is generally treated as a partnership for U.S. federal income tax purposes. The Partnership believes that it will not be treated as a publicly-traded partnership taxable as a corporation because neither the Partnership, nor any of its affiliates, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose and the Partnership Agreement imposes significant restrictions on transfers of units.

If, however, for any reason the Partnership or the Portfolio Funds in which the Partnership invests (that are intended to be treated as partnerships for U.S. federal income tax purposes) were treated as a corporation for U.S. federal income tax purposes, material adverse consequences for the investors would result. A partnership (such as the Partnership) that has registered under the Investment Company Act would be treated as a corporation for U.S. federal income tax purposes if it were a publicly traded partnership. A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). Neither the Partnership, nor any of its affiliates, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose. In addition, the Partnership Agreement imposes significant restrictions on transfers of units.

For a further discussion of U.S. federal income tax considerations, prospective investors should refer to the Statement of Additional Information.

PLAN OF DISTRIBUTION

The Partnership is offering units of the Partnership on a continuous basis during the Offering Period at an offering price equal to their current net asset value per unit plus sales compensation as described below. Dividend Capital Securities LLC (the “Distributor”), an affiliate of DCG, acts as the distributor of the units on a reasonable best efforts basis, subject to various conditions. The Distributor will enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the units and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Generally, the minimum required initial purchase by each investor is 100 units. Please note that a Selling Agent may establish higher minimum investment requirements than the Partnership. Closings for purchases of units generally will be on the first business day of each month during the Offering Period in which a closing occurs. Net asset value per unit is determined by dividing the value of the Partnership’s portfolio investments, cash and other assets (including accrued interest), less all liabilities (including accrued expenses) by the total number of units outstanding. It is the obligation of Selling Agents to transmit orders received by them to the Distributor so they will be received in a timely manner.

Units may be purchased only through a Selling Agent. To make an investment in the Partnership, a prospective investor must open a brokerage account (an “Account”) with a Selling Agent. Cash, checks, traveler’s checks, third-party checks or money orders will not be accepted. Units are not available in certificated form.

SALES CHARGES

The Distributor has the exclusive right to distribute units through Selling Agents on a continuous basis during the Offering Period. The Distributor’s obligation is an agency or “best efforts” arrangement under which neither the Distributor nor any Selling Agent is required to purchase any units. The Distribution Agreement provides that it will terminate without penalty by either party on 60 days written notice and automatically at the end of the Offering Period.

Subject to the reduction of the sales commission as set forth below, the Partnership will pay the Distributor a sales commission of 3.00% of the amount of the offering price, all of which may be reallowed to the Selling Agent. The Partnership will also pay the Distributor a fee of 1.00% of the amount of the offering price for managing and coordinating the offering, working with participating Selling Agents and providing sales and marketing assistance. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the units. The Distributor’s fee and Selling Agent sales commission will not constitute a Contribution made by the investor in the Partnership for purposes of calculating the Preferred Return or the payment of the advisory fee or the administrative fee to the Adviser.

Investors may also agree with the Selling Agent selling the units to reduce the amount of the Selling Agent sales commission to zero (i) in the event the investor has engaged the services of a registered investment advisor with whom the investor has agreed to pay a fee for investment advisory services and, in the case of a “wrap” fee arrangement, related brokerage services, or (ii) in the event the investor is investing in a bank trust account with respect to which the investor has delegated the decision making authority for investments made in the account to a bank trust department. The Distributor Fee will not be reduced. The amount of an investor’s Contribution to the Partnership would not be affected by eliminating the Selling Agent sales commission payable in connection with sales to investors purchasing through such registered investment advisors or a bank trust department. All such sales must be made through registered broker dealers. Neither the Distributor nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or a bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in this offering.

The Adviser or an affiliate of the Adviser may pay compensation (out of their own funds and not as an expense of the Partnership) to the Distributor, which may be reallowed to Selling Agents, in connection with the sale of units to owners of units up to an amount equal to 0.50% of the offering price of the units sold through the Selling Agent on an annual basis for up to seven years (the “Trailing Fee”). The Trailing Fee may be significant in amount and the prospect of receiving such compensation may provide the recipient of the compensation or their representatives and employees with an incentive to favor sales or retention of units over other investment options. The amounts of any such payments may vary among the Distributor and the Selling Agents. Any such payments will not change the offering price of the units.

Selling Agents may form investment or “feeder” funds through which their clients may invest in the Partnership. The Selling Agents may charge fees and expenses in connection with the formation and ongoing servicing of any such feeder funds.

The Partnership will pay the General Partner an amount equal to 0.50% of Contributed Capital as a partial reimbursement for the General Partner or an affiliate of the General Partner paying the Partnership’s cumulative legal, accounting, printing and other offering expenses associated with offering the units that are not deemed by FINRA to be underwriting compensation, subject to the approval of the Board. Any portion of such payment not retained by the General Partner or an affiliate of the General Partner for paying the Partnership’s expenses may be used to reimburse the non-accountable expenses of the Distributor and the Selling Agents for any other reasonable out-of-pocket expenses related to the distribution of the units. Cumulative offering expenses that are not deemed by FINRA to be underwriting compensation will be borne by the General Partner or an affiliate of the General Partner to the extent they exceed the reimbursement received by the General Partner or its affiliate without recourse against or reimbursement by the Partnership.

The 1.00% Distributor Fee, the 3.00% Selling Agent sales commission, the 0.50% Trailing Fee and the 0.50% non-accountable expense allowance will not, in the aggregate, exceed 8.00% of the aggregate gross offering proceeds from the sale of units in this offering.

The Partnership has agreed to indemnify the Distributor and hold the Distributor harmless against, or contribute to losses arising out of, certain liabilities, including liabilities under the 1933 Act, except for any liability to the Partnership or the unitholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties under its agreement with the Partnership.

The Adviser and the Distributor reserve the right to reject or limit any order to purchase units. The Partnership also reserves the right to suspend sales of units due to conditions in the securities markets or for other reasons.

The Distributor’s principal place of business is 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

SUBSCRIPTION PROCEDURES

Investor Qualification.    Units of the Partnership are offered only to investors who are “qualified clients” as such term is defined in Rule 205-3 under the Investment Advisers Act, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a “qualified purchaser” in the Investment Company Act and the rules thereunder. Qualified clients also include persons who have at least $750,000 under the Adviser’s management, including any amount invested in the Partnership, and certain knowledgeable employees who participate in the Adviser’s investment activities. All of these persons are referred to in this prospectus as “Qualified Investors” and each investor must complete an investor certification before you may invest in the Partnership.

Subscription Packet.    Each qualified investor that is interested in subscribing for units in the Partnership must complete all of the documents included in the subscription packet (the “Subscription Packet”), which is available from the Distributor or Selling Agents. Included in the Subscription Packet are instructions for the completion of all subscription materials and the following, which may be supplemented by additional items required by the Distributor or Selling Agent:

➢	Investor Information Form

➢	Investor Questionnaire

➢	Background Documentation Form

➢	Amended and Restated Limited Partnership Agreement Signature Page

➢	Investor Certification

This memorandum is qualified in its entirety by reference to the Amended and Restated Limited Partnership Agreement.

All subscriptions are subject to acceptance or rejection by the Partnership in its sole and absolute discretion. Investors whose subscriptions are accepted will be admitted to the Partnership as limited partners at the next scheduled Closing. The Partnership must receive 100% of an investor’s capital at least three business days (or such shorter period of time as may be approved by the General Partner) prior to the date on which the investor is to be admitted to the Partnership at a Closing. Prior to investment in the Partnership, an investor’s capital will be held in a non-interest bearing account. Wiring instructions for the account are included in the Subscription Packet.

All original documentation relating to this offering and the formation of the Partnership is kept at the offices of the General Partner. Each prospective investor is invited to meet with representatives of the Partnership and discuss with, ask questions of and receive answers from such representatives concerning the terms and conditions of this offering, and to obtain any additional information, to the extent that such representatives possess such information or can acquire it without unreasonably effort or expense, necessary to verify the information contained herein.

REPORTS TO UNITHOLDERS

The Partnership will send out periodic investment reports to all investors, including an annual statement which will include audited financial statements. The Partnership will also distribute Schedule K-1s to all investors, although the Partnership will not be able to deliver Schedules K-1 to investors prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank & Trust Company, which has its principal business office at 801 Pennsylvania, Kansas City, Missouri, 64105, has been retained to act as custodian of the Partnership’s investments and ALPS, which has its principal business office at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Partnership’s sub-administrator and transfer agent. Neither State Street Bank & Trust Company nor ALPS has any part in deciding the Partnership’s investment policies or which securities are to be purchased or sold for the Partnership’s portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND TAX ACCOUNTING FIRM

McGladrey and Pullen LLP, located at 555 17th Street, Suite 1000, Denver, Colorado 80202, is the independent registered public accounting firm for the Partnership. The tax accounting firm for the Partnership is RSM McGladrey Inc., located at 555 17th Street, Suite 1000, Denver, Colorado 80202.

LEGAL MATTERS

Certain legal matters in connection with the units will be passed upon for the Partnership and the Distributor by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

PRIVACY POLICY

The Partnership is committed to maintaining the privacy of its unitholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Partnership collects, how the Partnership protects that information and why in certain cases the Partnership may share this information with others.

The Partnership does not disclose any non-public personal information about its unitholders or former unitholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Partnership restricts access to non-public personal information about its unitholders to the Adviser’s employees with a legitimate business need for the information.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

OF

DIVIDEND CAPITAL

GLOBAL REAL ESTATE FUND OF FUNDS, L.P.

This AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT (the “Agreement”) of Dividend Capital Global Real Estate Fund of Funds, L.P., a Delaware limited partnership (the “Partnership”), is made and effective as of the 4th day of December, 2007, by and among Dividend Capital GREFOF LLC, a Delaware limited liability company, as general partner (the “General Partner”), and the Persons whose names and business addresses are listed as limited partners on Schedule A to this Agreement (as amended and supplemented from time to time), as limited partners (each a “Limited Partner” and, together with the General Partner, collectively, the “Partners”). Capitalized terms used herein without definition have the meanings specified in Section 1.

W I T N E S S E T H:

WHEREAS, the General Partner and the Initial Limited Partner (defined below) (collectively, the “Existing Partners”) formed the Partnership under the Act (defined below) pursuant to a Certificate of Limited Partnership (the “Certificate of Limited Partnership”) filed with the Secretary of State of the State of Delaware on May 2, 2007, and has been governed by the initial Limited Partnership Agreement (the “Initial Agreement”), dated as of May 25, 2007;

WHEREAS, each Limited Partner has executed a Subscription Agreement providing for, among other things, the contribution of capital by such party to the Partnership; and

WHEREAS, the Existing Partners and the other parties hereto have agreed to amend and restate the terms and conditions contained in the Initial Agreement in their entirety as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein made and intending to be legally bound hereby, the parties hereto agree as follows:

I. The Initial Agreement is hereby modified so that all of the terms and conditions of the aforesaid Initial Agreement shall be restated in their entirety as set forth herein.

II. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be deemed to be effective as of the date hereof.

III. Any reference in any other document executed in connection with this Agreement or the Initial Agreement shall be deemed to refer to this Agreement.

SECTION 1

DEFINITIONS

As used herein, the following terms shall have the following meanings and all such terms which relate to accounting matters shall be interpreted in accordance with United States generally accepted accounting principles in effect from time to time except as otherwise specifically provided herein:

“Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. § 17-101 et seq., as amended, and any successor to such statute.

“Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(i) Credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to Treasury Regulations under Section 704 of the Code; and

(ii) Debit to such Capital Account the items described in Treasury Regulations Sections 1.704-l(b)(2)(ii)(d)(4), (5) and (6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-l(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adviser” means initially Black Creek FOF Advisor LLC and shall include any person appointed by the Board of Directors pursuant to Section 6.1 that is responsible for identifying, evaluating, structuring, monitoring and disposing of all or a portion of the Partnership’s investments and providing such other services for the Partnership.

“Advisory Fee” shall mean the annual advisory fee paid to the Investment Advisor, payable monthly in arrears, in an amount as set forth in the Investment Management Agreement.

“Affiliates” means, when used with reference to a specified Person at a specified time, (a) any Person directly or indirectly owning, controlling, or holding with power to vote, five percent or more of the outstanding voting securities of such other Person; (b) any Person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other Person; (c) any Person directly or indirectly controlling, controlled by, or under common control with, such other Person; (d) any officer, director, partner, copartner, or employee of such other Person; (e) if such other Person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (f) if such other Person is an unincorporated investment company not having a board of directors, the depositor thereof; provided that Portfolio Funds shall not be deemed “Affiliates” of the Partnership, the General Partner, the Adviser, the Sub-Adviser, or their respective Affiliates solely because of the Partnership’s investment in the Portfolio Fund. For purposes of this definition “control” means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.

“After Tax Amount” means, with respect to any amount distributed or distributable to the General Partner pursuant to Section 8.2(a)(ii)(B) or 8.2(a)(iii)(B) hereunder, such amount less an amount equal to the product of (i) the Net Profit made to the General Partner that relate to such amount, reduced, without duplication, by any corresponding Net Loss allocated to and deductible by the General Partner or its owners for income tax purposes (including, for this purpose, any items of gross loss generated by the Partnership that have the effect of offsetting income or gains otherwise allocable to the General Partner), and (ii) the highest marginal federal, state and local tax rates for an individual resident in New York, New York, on ordinary income, short-term capital gain or long-term capital gain, as applicable, taking into account any special tax rates applicable to qualified dividends or to long-term capital gains based on longer holding periods and taking into account the deductibility of state and local income taxes for federal income tax purposes.

“Agreement” means this Amended and Restated Limited Partnership Agreement, including the Schedules and Appendices hereto, as originally executed and as amended, modified, supplemented or restated from time to time.

“Allocable Writedown Amount” means, with respect to each Partner, at any time, the portion of the aggregate amount of all Writedown Amounts allocable to such Partner (determined based on the amount of such Partner’s Capital Contributions used a specific Authorized Investment that has been the subject of a Writedown).

“Alternative Investments” means those investments, other than Portfolio Funds, that are available for investment by the Partnership, as determined from time to time by the Board of Directors.

“Appropriate Officer” means an officer of the Partnership appointed in accordance with Section 5, who has not resigned, been removed, or become Incapacitated.

“Authorized Investments” shall have the meaning set forth in Section 10.1(a).

“Authorized Investments in Progress” means any potential Authorized Investment if either a letter of intent or similar written agreement has been entered into on behalf of the Partnership with respect to such potential Authorized Investment.

“Board of Directors” means those natural persons who at any given time are serving as Directors of the Partnership in accordance with this Agreement.

“Book Value” means with respect to any Partnership asset, the asset’s adjusted basis for federal income tax purposes, except that the Book Values of all Partnership assets shall be adjusted to equal their respective Fair Values, in accordance with the rules set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(f), except as otherwise provided herein, immediately prior to: (a) the date of the acquisition of any additional Interest by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) the date of the actual distribution of more than a de minimis amount of Partnership property (other than a pro rata distribution) to a Partner; or (c) the date of the actual liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided that adjustments pursuant to clauses (a) and (b) above shall be made only if the Board of Directors determines in its sole discretion that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partner. The Book Value of any Partnership asset distributed to any Partner shall be adjusted immediately prior to such distribution to equal its Fair Value. The Book Value of any Partnership asset shall be adjusted to reflect any write-down that reflects an impairment in value that in the good faith judgment of the Board of Directors is permanent.

“Borrowing” shall have the meaning set forth in Section 10.2(a).

“Capital Account” has the meaning specified in Section 7.2.

“Capital Contribution” means, with respect to any Partner, the amount contributed by such Partner to the capital of the Partnership pursuant to this Agreement, but shall not include any commission paid to a broker or dealer to invest in the Partnership. For example, if an investor purchases a Unit at an offering price of $1,000 and pays a 4.00% commission, the Capital Contribution would be $960.

“Capital Transaction” means a sale, exchange, transfer, assignment, redemption, writedown, securitization, term financing (including any refinancing) or other disposition of all or any portion of an Authorized Investment, or any extraordinary dividend, recapitalization, merger or other restructuring transaction (or portion thereof) in lieu of a disposition.

“Certificate of Limited Partnership” shall have the meaning set forth in the recitals hereto.

“Claim” shall have the meaning set forth in Section 12.3.

“Closings” shall have the meaning set forth in Section 7.1(a).

“Closing Date” shall have the meaning set forth in Section 7.1(a).

“Closing Notice” shall have the meaning set forth in Section 7.1(a).

“Code” means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provision of succeeding law).

“Covered Person” has the meaning specified in Section 12.2.

“Damages” has the meaning specified in Section 12.3.

“Director” means a member of the Board of Directors of the Partnership.

“Disabling Conduct” means, with respect to any Person, willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

“Distributable Proceeds” means the cash proceeds from the disposition, in whole or in part, of any Authorized Investment, or any cash dividend, interest income, or other items of income received from an Authorized Investment, in each such case (x) net of all related costs and expenses and (y) only to the extent of assets available for distribution. For purposes of the distribution priorities set forth in Section 8.2 hereof, Distributable Proceeds includes any property of the Partnership which is the subject of a distribution in kind or, as the context requires, the Fair Value of such property.

“Existing Partners” shall have the meaning set forth in the recitals to this Agreement.

“Exclusivity Expiration Date” shall be the earlier of: (i) the Expiration Date and (ii) such time as at least 80% of the Capital Contributions have been invested in Portfolio Funds or committed for an investment in Portfolio Funds, excluding the amounts reserved for reasonably anticipated Operating Expenses and Advisory Fees.

“Expert” shall have the meaning set forth in Section 8.8(b).

“Expiration Date” shall mean the first anniversary of the Final Closing.

“Face Amount” shall have the meaning set forth in Section 9.9(b).

“Fair Value” means the fair market value of the Partnership’s assets as determined in accordance with the Valuation Policies.

“Final Closing” shall have the meaning set forth in Section 7.1(a).

“Financial Leverage” shall have the meaning set forth in Section 10.2(a).

“Financial Leverage Limitations” shall have the meaning set forth in Section 10.2(a).

“Fiscal Year” means the period commencing on the Closing Date and ending on the first June 30th following the Closing Date, and thereafter each period commencing on July 1st of each year and ending on June 30th of each year (or on the date of a final distribution pursuant to Section 14.2), unless the Board of Directors shall designate another fiscal year for the Partnership.

“40 Act Majority of Partners” means (i) for so long as the Partnership is registered as an investment company under the Investment Company Act, the lesser of (a) the holders of 67% or more of the outstanding Units present at a meeting of Partners and entitled to vote at which the holders of more than 50% of the outstanding Units entitled to vote are present in person or by proxy or (b) more than 50% of the outstanding Units entitled to vote and (ii) at any time the Partnership is not registered as an investment company under the Investment Company Act, the Majority in Interest of the Partners.

“Fund Group” means the other private equity real estate funds that are being sponsored by the General Partner or its affiliates and offered contemporaneously with interests in the Partnership with objectives substantially similar to those of the Partnership and which are structured in order to accommodate tax-related and other considerations of targeted investors that may, from time to time, co-invest with the Partnership primarily in Portfolio Funds, to the extent permitted by the Investment Company Act.

“General Partner” means Dividend Capital GREFOF GP, LLC or such other Person admitted to the Partnership as a general partner in accordance with this Agreement.

“GP Substitute” shall have the meaning set forth in Section 9.7.

“GP Transfer” shall have the meaning set forth in Section 9.7.

“Incapacity” means (i) as to any Person that is not a natural person, the entry of an order for relief in a bankruptcy proceeding (“bankruptcy”), dissolution or termination (other than by merger or consolidation), as the case may be, of such Person and (ii) as to any person that is a natural person, a determination by the Board of Directors (excluding the Director, if any, for whom Incapacity is being considered) of the incompetence, insanity, death or other physical or mental impairment that substantially prevents someone from performing their duties.

“Independent Director” means any member of the Board of Directors that is not an “interested person” of the Partnership as such term is defined in the Investment Company Act.

“Initial Agreement” has the meaning set forth in the recitals hereto.

“Initial Closing” means the Closing that takes place on the Initial Closing Date.

“Initial Closing Date” means the date selected, as soon as practicable, by the General Partner provided that the Partnership has received aggregated capital commitments pursuant to Subscription Agreements of not less than $40 million (or a lesser amount in the General Partner’s sole discretion).

“Initial Closing Notice” shall have the meaning as set forth in Section 7.1(a)(i).

“Initial Limited Partner” means Howard J. Margolis.

“Interest” means a Partner’s rights and interest in the Partnership.

“Interested Director” means any member of the Board of Directors that is an “interested person” of the Partnership as such term is defined in the Investment Company Act.

“Invested Capital” means, with respect to each Partner, at any time, all Capital Contributions made by such Partner, less the sum of (x) any portion of the Capital Contributions which has previously been returned to such Partner pursuant to Section 8.2(a)(i) or otherwise pursuant to this Agreement, plus, without duplication (y) the portion of such Partner’s Allocable Writedown Amount(s) in the aggregate.

“Investment Advisers Act” means the Investment Advisers Act of 1940, and the rules and regulations thereunder, in each case as amended from time to time and the interpretations thereof published from time to time by the Securities and Exchange Commission.

“Investment Company Act” means the Investment Company Act of 1940, and the rules and regulations thereunder, in each case as amended from time to time and the interpretations thereof published from time to time by the Securities and Exchange Commission.

“Investment Management Agreement” means the Investment Management Agreement by and between the Partnership and the Adviser, as the same may be amended or supplemented from time to time.

“IRS” means the Internal Revenue Service.

“Issued Interests” shall have the meaning set forth in Section 9.9(b).

“Limited Partners” means the Persons listed as limited partners on Schedule A hereto, which is incorporated in and made a part of this Agreement (as such schedule is supplemented and amended from time to time and which may be maintained in electronic format by the General Partner or its affiliates or agents of the Partnership), and shall include their successors and permitted assigns to the extent admitted to the Partnership as limited partners in accordance with the terms hereof, in their capacities as limited partners of the Partnership, and shall exclude any Person that ceases to be a Limited Partner in accordance with the terms hereof. For purposes of the Act, the Limited Partners shall constitute a single class, series and group of limited partners.

“Majority in Interest of the Partners” means Partners who in the aggregate own more than 50% of the outstanding Units entitled to vote on a matter.

“NAV” shall mean the net asset value of the Partnership.

“Net Loss” means the net loss of the Partnership with respect to a Fiscal Year, as determined for federal income tax purposes; provided that such loss shall be decreased by the amount of all income during such period that is exempt from federal income tax and increased by the amount of all expenditures made by the Partnership during such period that are not deductible for federal income tax purposes and that do not constitute capital expenditures.

“Net Profit” means the net income of the Partnership with respect to a Fiscal Year, as determined for federal income tax purposes; provided that such income shall be increased by the amount of all income during such period that is exempt from federal income tax and decreased by the amount of all expenditures made by the Partnership during such period that are not deductible for federal income tax purposes and that do not constitute capital expenditures.

“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(1).

“Offering Expenses” shall have the meaning set forth in Section 13.3.

“Operating Expenses” shall have the meaning set forth in Section 13.2(b).

“Organizational Expenses” shall mean those expenses borne by one or more Partners relating to the organization of the Partnership.

“Owning Company” shall have the meaning set forth in Section 10.2(a).

“Partner” means any Person admitted to the Partnership as a partner pursuant to the provisions of this Agreement and named as a partner in the books and records of the Partnership, including any person admitted as a General Partner, a Limited Partner or a Substituted Partner, in such Person’s capacity as a partner of the Partnership.

“Partner Nonrecourse Debt Minimum Gain” has the meaning set forth in Treasury Regulations Section 1.704-2(i)(2).

“Partners” has the meaning set forth in the preamble hereto.

“Partnership” has the meaning set forth in the preamble hereto.

“Partnership Minimum Gain” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(2).

“Pass-Through Partner” shall have the meaning set forth in Section 11.4.

“Permitted Transfer” shall have the meaning set forth in Section 9.2(a).

“Person” means any natural person or a company or other legal entity.

“Portfolio Funds” shall have the meaning set forth in Section 2.6.

“Preferred Return” means a 9% per annum annually compounded cumulative return on the sum of a Partner’s Invested Capital and Allocable Writedown Amount.

“Proceeding” has the meaning specified in Section 12.3.

“Proposed Rules” shall have the meaning set forth in Section 7.8(a).

“Qualified Income Offset” has the meaning set forth in Treasury Regulations Section 1.704-1(b)(2).

“Qualified Investor” means a Person who is a “qualified client” as such term is defined in Rule 205-3 under the Investment Advisers Act, as that rule may be amended from time to time, and which includes: (a) natural persons and companies that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a “qualified purchaser” in the Investment Company Act and the rules thereunder; (b) persons who have at least $750,000 under the Adviser’s management, including any amount invested in the Partnership; and (c) certain knowledgeable employees who participate in the Adviser’s investment activities.

“Regulatory Allocations” shall have the meaning set forth in Section 7.3(d).

“Safe Harbor Election” shall have the meaning set forth in Section 7.8(a).

“Shortfall” shall have the meaning set forth in Section 8.5.

“Sub-Adviser” means initially Dividend Capital Investments LLC and shall include any Person appointed by the Board of Directors pursuant to Section 6.1 that is responsible for identifying, evaluating, structuring, monitoring and disposing of all or a portion of the Partnership’s investments and providing such other services for the Partnership.

“Sub-Advisory Agreement” means the investment sub-advisory agreement among the Partnership, the General Partner, the Adviser and the Sub-Adviser.

“Subscription Agreement” means a contract for the purchase of Units.

“Substituted Partner” means any Person admitted to the Partnership as a Limited Partner pursuant to the provisions of Section 9.5 and shown as a Limited Partner in the books and records of the Partnership.

“Subsequent Closing” shall have the meaning set forth in Section 7.1(a).

“Subsequent Closing Notice” shall have the meaning set forth in Section 7.1(a)(ii).

“Supermajority of Partners” means Partners who in the aggregate own more than 67% of the outstanding Units entitled to vote on a matter.

“Tax Matters Partner” shall have the meaning set forth in Section 11.4.

“Term” shall have the meaning set forth in Section 2.7.

“Transfer” shall have the meaning set forth in Section 9.2(a).

“Treasury Regulations” means the income tax regulations, including temporary regulations, promulgated under the Code, as the same may be amended hereafter from time to time (including corresponding provisions of succeeding income tax regulations).

“Unit” means a limited partner equity interest in the Partnership and includes fractions of Units as well as whole Units. Units shall have an initial NAV of $1,000 per Unit.

“Valuation Policies” means all of the valuation policies adopted or approved by the Board of Directors from time to time.

“Writedown” means a determination by the General Partner, acting in its reasonable discretion and ratified by the Board of Directors, which shall be based upon a review made by the General Partner quarterly during the Term with respect to each Authorized Investment held at such time, that (x) the sum of the Fair Value of the Partnership’s interest in such Authorized Investment plus, if applicable, the aggregate amount of all prior distributions made on account of such Authorized Investment under the provisions of Section 8 other than distributions to the General Partner under Sections 8.2(a)(ii)(B) or 8.2(a)(iii)(B) is less than (y) the aggregate amount of all Capital Contributions used to fund such Authorized Investment; provided, that in the event that an Authorized Investment is the subject of a Writedown, the General Partner shall take into account all such Capital Contributions for such expenses in making such Writedown determination.

“Writedown Amount” means, subject to the proviso to clause (y) in the definition of the term “Writedown,” the amount by which, pursuant to a Writedown, the aggregate amount of all Capital Contributions used to fund a specific Authorized Investment is determined to exceed the sum of the Fair Value of the Partnership’s interest in such Authorized Investment plus, if applicable, the aggregate amount of all prior distributions made on account of such Authorized Investment under the provisions of Section 8 other than distributions to the General Partner under Sections 8.2(a)(ii)(B) or 8.2(a)(iii)(B), which amount shall be reduced at the time of and to the extent of any distributions of Allocable Writedown Amounts pursuant to Section 8.2(a)(i)(B).

SECTION 2

GENERAL PROVISIONS

2.1 Continuation, Etc. The General Partner, the Initial Limited Partner and the Limited Partners shall continue the Partnership under and pursuant to the terms of the Act and the rights, duties and obligations of the Partners shall be as provided in the Act, except as otherwise provided in this Agreement. Immediately following the admission of the first Limited Partner, the Initial Limited Partner shall cease to be a limited partner of the Partnership, shall have his original capital contribution returned without interest or deduction and shall have no further rights or claims against, or obligations as a limited partner of, the Partnership.

2.2 Name. The name of the Partnership shall be “Dividend Capital Global Real Estate Fund of Funds, L.P.” The General Partner is authorized to make any variations in the Partnership’s name which the General Partner may deem necessary or advisable to comply with the laws of any jurisdiction in which the Partnership may operate (other than any variation which references the name of any Partner without the prior written consent of such Partner); provided, that such name shall contain the words “Limited Partnership,” the abbreviation “LP” or the designation “L.P.” The General Partner shall provide written notice to each Limited Partner of any change in the name of the Partnership.

2.3 Organizational Certificates and other Filings. If requested by the General Partner, the Partners shall promptly execute all certificates and other documents, and any amendments or renewals of such certificates and other documents as thereafter reasonably required, consistent with the terms of this Agreement, necessary for the General Partner to accomplish all filing, recording, publishing and other acts as may be appropriate to comply with all requirements for (i) the formation, continuation and operation of the Partnership as a limited partnership under the laws of the State of Delaware and as a closed-end investment company under the Investment Company Act, (ii) if the General Partner deems it advisable, the operation of the Partnership as a limited partnership, in all jurisdictions where the Partnership proposes to operate and (iii) all other filings required under any applicable law, rule or regulation to be made by the Partnership. Each Partner hereby grants to the General Partner a power of attorney, in the event such Partner fails to comply with the foregoing provisions of this Section 2.3, to execute all such certificates and other documents, and amendments or renewals of such certificates and other documents provided for in this Section 2.3, in the name and on behalf of such Partner as the General Partner deems appropriate, the foregoing power of attorney being irrevocable and coupled with an interest.

2.4 Principal Place of Business. The Partnership shall maintain its office and principal place of business at, and its business shall be conducted from, 518 Seventeenth Street, Suite 1800, Denver, Colorado 80202, or such place or places inside the United States as the General Partner may determine.

2.5 Registered Office and Registered Agent. The address of the Partnership’s registered office and registered agent for service of process in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The address of the Partnership’s registered office and the registered agent for service of process in the State of Delaware of the Partnership may be changed from time to time by the General Partner.

2.6 Purpose; Investment Objective.

(a) The purposes of the Partnership and the business to be carried on by it, subject to the limitations contained elsewhere in this Agreement, are to engage in any business lawful for a corporation or partnership formed under the laws of the State of Delaware, including to act as an investment company.

(b) The Partnership shall have the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purposes and business described herein and for the protection and benefit of the Partnership, and shall have, without limitation, any and all of the powers of a partnership organized under the laws of the State of Delaware.

(c) The investment objective of the Partnership is to seek capital appreciation. The Partnership generally will seek to achieve its objective after the Exclusivity Expiration Date by: (i) investing all or substantially all of its investment capital in preferred and common equity securities, including limited partnership and membership interests, representing interests in, and joint ventures and co-investment with, real estate private equity funds (“Portfolio Funds”); and (ii) engaging in all activities and transactions as the General Partner, the Adviser and the Sub-Adviser, subject to the supervision of the Board of Directors, may deem reasonably necessary, advisable or incidental in connection therewith, including making investments in Alternative Investments and/or utilizing Financial Leverage.

2.7 Term. Unless terminated earlier in accordance with the Act, the Partnership shall terminate on the eighth anniversary of the Final Closing; provided that the term may be extended by the General Partner, but only with the approval of the Board of Directors, for up to two (2) additional one-year terms after such date in order to facilitate an orderly dissolution of the Partnership (the “Term”).

2.8 Title to Partnership Property. All property owned by the Partnership, whether real or personal, tangible or intangible, shall be owned by the Partnership as an entity, and no Partner or Director, individually, shall have title to or any interest in such property.

2.9 The Board of Directors. The Limited Partners hereby elect those person(s) listed on Schedule B as the initial member(s) of the Board of Directors (each a “Director” and collectively the “Directors”). The Directors shall agree to be bound by the terms of this Agreement when serving in such capacity. A Director is not required to contribute capital to or hold Interests in the Partnership as a Partner. The names and mailing addresses of the Directors shall be set forth in the books and records of the Partnership.

2.10 Other Activities. Nothing herein shall prevent any Partner (or any director, officer, employee or other affiliate thereof), any Director or Appropriate Officer or any person controlling, controlled by or under common control with such Persons from acting in any such capacity, as an investment advisor or in any similar or related capacity for any other Person or from engaging in any other lawful activity and shall not in any way restrict such persons from buying, selling or trading any securities or other assets for their own accounts or for the accounts of others for whom it or they may be acting.

SECTION 3

PARTNERS; CAPITAL STRUCTURE; AND PARTNERS MEETINGS

3.1 Partners. The name, address and Capital Contribution of each Partner shall be set forth on Schedule A hereto. From time to time, the books and records of the Partnership shall, and Schedule A hereto shall, be amended to reflect the name, address and Capital Contribution of, and number of Units owned by, each Partner (including, as permitted by this Agreement, adding the name, address and Capital Contribution of each additional Partner who is admitted or becomes a Substituted Partner pursuant to the transfer of Interests and deleting the name, address and Capital Contribution of Persons ceasing to be Partners). Schedule A attached hereto and the books and records of the Partnership may be maintained in electronic format by the General Partner, its affiliates or agents of the Partnership appointed by the General Partner or the Board of Directors as the case may be. The Partners shall have the management and voting rights set forth in this Agreement and provided under the Act and the Investment Company Act and shall have all rights to any allocations and to any distributions as may be authorized and set forth under this Agreement and under the Act.

3.2 Capital Structure.

(a) Subject to the terms of this Agreement, the Partnership is authorized to issue partner interests in the Partnership designated as “Units,” which shall constitute an unlimited number of partner interests under the Act. The relative rights, powers, preferences, duties, liabilities and obligations of holders of the Units shall be as set forth herein. Other than as set forth in this Agreement, each Unit shall be identical in all respects with each other Unit. The Partnership is only authorized to issue Units to a Person who is a Qualified Investor and may only issue such Units at NAV plus any applicable sales charges in exchange for cash Capital Contributions.

(b) The number of Units issued to Partners shall be listed in the records of the Partnership, which shall be amended from time to time by the Partnership as required to reflect issuances of Units to new Partners, changes in the number of Units held by Partners and to reflect the addition or cessation of Partners. The number of Units held by each Partner shall not be affected by any (i) issuance by the Partnership of Units to other Partners or (ii) change in the Capital Account of such Partner (other than such changes to reflect additional Capital Contributions from such Partner in exchange for new Units).

(c) In the sole discretion of the Board of Directors, the issued and outstanding Units may be represented by certificates.

(d) To achieve its investment objectives, the Partnership may borrow money, issue commercial paper or otherwise incur indebtedness up to the limits imposed by the Investment Company Act and in accordance with the terms of Section 10.2.

3.3 Issuance of Units.

(a) The General Partner, in its discretion, may cause the Partnership to issue Units to Qualified Investors from whom the Partnership has accepted binding Subscription Agreements, from time to time, as the case may be, at such time as they make their respective Capital Contribution to the Partnership at the respective Closing. Following the Final Closing, no additional Units may be issued without the consent of a Majority in Interest of the Partners.

(b) All issuances of Units shall be in accordance with the terms of the relevant forms of subscription agreements.

3.4 No Management Responsibility. No Partner, other than the General Partner, shall participate in its capacity as a Partner in the management or control of the business of or transact any business for the Partnership, but may exercise the voting rights and powers of a Partner set forth in this Agreement. The Partners hereby consent to the taking of any action by the Board of Directors and the General Partner contemplated under this Agreement or otherwise permitted under the Act.

3.5 No Authority to Act. No Partner, other than the General Partner, shall have the power in its capacity as a Partner to represent, act for, sign for, or to bind the Partnership. All authority to act on behalf of the Partnership is vested exclusively in the General Partner and the Board of Directors as specified herein and the right of the General Partner and the Board of Directors to delegate all or any part of their authority to any Person or Persons, including, without limitation, the Adviser and the Sub-Adviser. The Partners consent to the exercise by the Board of Directors and the General Partner of the powers conferred on them under this Agreement or otherwise permitted under the Act.

3.6 No Preemptive Rights. Holders of Units will have no preemptive rights with respect to the issuance of any equity interest in the Partnership or any other securities of the Partnership convertible into, or carrying rights or options to purchase any, such partnership or other equity interest.

3.7 Redemption or Repurchase Rights. Except as otherwise provided in this Agreement, the Partnership shall not redeem or repurchase any Partner’s Units and no Partner shall have the right to withdraw from the Partnership, except as provided in Section 9, or to receive any return of any Capital Contribution from time to time as determined by the General Partner except upon dissolution of the Partnership pursuant to Section 14.

3.8 Partner Meetings. Unless required by the Act or other applicable law, the Partnership shall not be required to hold an annual meeting of Partners or any other regular, periodic meetings of Partners. Special meetings of the Partners may be called to consider any matter requiring the consent of all or any of the Partners pursuant to this Agreement. Special meetings of the Partners may be called by the Board of Directors.

3.9 Place of Meetings. The Board of Directors may designate any place within or without the State of Delaware as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive offices of the Partnership. Partners may participate in a meeting in person, by proxy or by means of a telephone conference call or similar communications equipment by which all persons participating in the meeting can hear and speak to each other at the same time, and any such participation in a meeting shall constitute the presence in person of such Partner at such meeting.

3.10 Notice of Partners’ Meetings.

(a) Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose for which the meeting is called, shall be delivered not less than two (2) days nor more than ninety (90) days before the date of the meeting, either personally, by mail, facsimile, electronic mail or by overnight mail or courier, by or at the direction of the General Partner to each Partner of record entitled to vote at such meeting.

(b) Notice to Partners, if mailed by overnight mail or courier, shall be deemed delivered as to any Partner when deposited with the delivery service, addressed to the Partner, with postage prepaid, but, if two successive deliveries to the last-known address of any Partner are returned as undeliverable, no further notices to such Partner shall be necessary until another address for such Partner is made known to the Partnership. Notice to Partners, if by facsimile or by electronic mail, shall be deemed delivered upon receipt of a confirmation of transmission.

(c) At an adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting without additional notice.

3.11 Waiver of Notice.

(a) When any notice is required to be given to any Partner of the Partnership under the provisions of this Agreement, a waiver thereof in writing signed by the Person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

(b) By attending a meeting, a Partner:

(i) Waives objection to lack of notice or defective notice of such meeting unless the Partner, at the beginning of the meeting, objects to the holding of the meeting or the transacting of business at the meeting; and

(ii) Waives objection to consideration at such meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the Partner objects to considering the matter when it is presented.

3.12 Record Dates. For the purpose of determining the Partners who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Board of Directors may fix a date and time at least two (2) days and not more than ninety (90) days prior to the date of any meeting of Partners or other action as the date and time of record for the determination of Partners entitled to vote at such meeting or any adjournment thereof or to be treated as Partners of record for purposes of such other action, and any Partner who was a Partner at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Partner of record for purposes of such other action, even though the person has since that date and time disposed of its Units and no Partner becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Partner of record for purposes of such other action.

3.13 Proxies, etc. At any meeting of Partners, any holder of Units entitled to vote thereat, may vote by properly executed proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with a Secretary, or with such other officer of the Partnership as a Secretary may direct, for verification prior to or simultaneously with the time at which such vote shall be taken. As determined by the Board of Directors, proxies may be solicited in the name of one or more Directors or one or more of the officers or agents of the Partnership. Only Partners of record shall be entitled to vote. When any Unit is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Unit, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Unit. A proxy purporting to be executed by or on behalf of a Partner shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Unit is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Unit, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

3.14 Voting; Quorum of Partners; Vote Required.

(a) Except as otherwise set forth herein, each Partner shall be entitled to one vote per full Unit (the holder of a fraction of a Unit shall be entitled to an equal fraction of a vote) upon all matters upon which such Partner shall have the right to vote based upon the records of the Partnership. The presence, in person or by proxy, of Partners holding more than 50% of the Units entitled to vote at the time of the action taken constitutes a quorum at any meeting of holders of Partners. If a quorum is present, the affirmative vote, in person or by proxy, of the owners of more than 50% of the Units then outstanding and represented in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the Partners, unless the vote of a greater proportion or number or voting by classes is required by the Act, the Investment Company Act or this Agreement. If a quorum is not represented at any meeting of the Partners, such meeting may be adjourned.

(b) The Partners shall have the following voting rights:

(i) to the extent required by the Investment Company Act or as otherwise provided for herein, the right to elect Directors by the affirmative vote of a plurality of votes cast;

(ii) as provided herein, the right to remove Directors without cause by the affirmative vote of a Supermajority of Partners at a meeting of Partners duly called for such purpose; provided, that the Board of Directors has approved such removal;

(iii) to the extent required by the Investment Company Act, the right to approve any proposed investment management agreement or to disapprove and terminate any such existing agreement by the affirmative vote of a 40 Act Majority of Partners; provided, however, in the case of approval, that such agreement is also approved by a majority of Independent Directors;

(iv) to the extent required by the Investment Company Act, approve the selection or termination of the General Partner to provide investment advisory services and any amendment to Section 8.2(a)(ii) or (iii), 8.5 or 8.6 of this Agreement by the affirmative vote of a 40 Act Majority of Partners; provided, however, that in the case of such approval, that approval is also received from a majority of the Independent Directors;

(v) to the extent required by the Investment Company Act, the right to ratify the appointment of the independent accountants of the Partnership by the affirmative vote of more than 50% of the Units then outstanding and represented in person or by proxy at the meeting and entitled to vote; provided, however, that such appointment is approved by a majority of the Independent Directors;

(vi) to the extent required by the Investment Company Act, the right to terminate the Partnership’s independent accountants by the affirmative vote of a 40 Act Majority of Partners;

(vii) to the extent required by Section 14.2, the selection of a liquidator by the affirmative vote of a Majority of Interests of the Partners;

(viii) to the extent required by Section 15.1 or 15.3, the right to approve certain amendments to this Agreement by the affirmative vote of a Majority of Interests of the Partners;

(ix) so long as the Partnership is subject to the provisions of the Investment Company Act, the right to approve any other matters that the Investment Company Act requires to be approved by the Partners by the affirmative vote of Partners as specified in the Investment Company Act; and

(x) to approve by the affirmative vote of a Majority of Interests of the Partners, any merger, consolidation, other business combination, voluntary bankruptcy, liquidation or other dissolution of the Partnership, or the entering into of any agreement contemplating any of the foregoing.

3.15 Inspectors. The General Partner may, in advance of any meeting of unitholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspector shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may, and on the request of any Partner entitled to vote thereat shall, appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of Units outstanding and the voting powers of each, the number of Units represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all unitholders. On request of the chairman of the meeting or any unitholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No Director or candidate for the office of Director shall act as inspector of an election of managers. Inspectors need not be unitholders.

3.16 No Consent Required. Notwithstanding the foregoing, no vote, approvals, or other consent shall be required of the Partners to amend this Agreement in any of the following respects: (i) to amend Schedule A to reflect changes to the information contemplated by Section 3.1; (ii) to admit a Substituted Partner or withdraw a Partner in accordance with the terms of this Agreement; (iii) to correct any false or erroneous statement, or to make a change in any statement in order that such statement shall accurately represent the agreement among the Partners in this Agreement provided that if a Partner is materially adversely affected by such a change, that Partner has consented to the change; (iv) a change that is necessary to qualify the Partnership as a limited partnership under the laws of any state or that is necessary or advisable in the opinion of the General Partner to assure that the Partnership will not be treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes; or (v) to reflect any change in the name or principal place of business of the Partnership in accordance with the terms of this Agreement; provided that in all cases such change or amendment has been approved by the Board of Directors.

3.17 Informal Action by Partners. Any action that may be taken by Partners at a meeting of Partners may be taken without a meeting and without a vote if consent in writing setting forth the action to be taken is signed by the Partners holding not less than the minimum percentage of Units that would be necessary to authorize or take such action at a meeting at which all the Partners were present and voted; provided, however, that any vote of the Partners to remove a Director must be taken at a duly called meeting of the Partners and may not be taken by written consent. Written consent by the Partners has the same force and effect as a vote of such Partners held at a duly held meeting of the Partners and may be stated as such in any document.

3.18 Voting by Ballot. Voting on any question or in any election may be by voice vote, unless the presiding Officer shall order or any Partner shall demand that voting be by ballot.

3.19 No Cumulative Voting. No Partners shall be entitled to cumulative voting in any circumstance.

SECTION 4

MANAGEMENT OF PARTNERSHIP

4.1 Powers of the General Partner. Subject to the requirements of the Investment Company Act, the voting rights of the Units and the rights of the Board of Directors set forth herein, the General Partner shall have the powers and authority set forth in this Agreement, including the authority to delegate such power and authority to authorized Persons as it determines to be appropriate. Notwithstanding the foregoing, the General Partner shall be the general partner of the Partnership and shall remain liable as such, except that the General Partner shall have no liability for functions for which the Board of Directors is responsible or for the actions, or any failures to act, of the Board of Directors. In no event shall a Director or an Appropriate Officer of the Partnership be considered a general partner of the Partnership by agreement, estoppel or otherwise as a result of the performance of his or her duties hereunder or otherwise. In no event shall the General Partner be considered a Director of the Partnership by agreement, estoppel or otherwise as a result of the performance of its duties hereunder or otherwise.

4.2 Powers of the Board of Directors.

(a) Notwithstanding Section 4.1 and excluding certain ministerial functions granted to the General Partner pursuant to this Agreement, pursuant to Section 17-403(a) of the Act the Board of Directors shall have all of the power and authority necessary for them to perform their duties under the Investment Company Act and any other federal securities laws or pursuant to any policies or procedures adopted by the Partnership as necessary or appropriate to comply with the requirements of the Investment Company Act, including, without limitation, to perform the duties set forth elsewhere in this Agreement and the functions listed on Schedule C attached hereto.

(b) The Board of Directors may delegate to any person any right, power and authority vested by this Agreement in the Board of Directors to the extent permissible under applicable law.

(c) The Board of Directors hereby appoints the General Partner to provide investment advisory services to the Partnership in connection with (i) the creation, analysis and recommendation to the Partnership and the Board of Directors of the Partnership’s investment objectives, policies, strategies and restrictions; (ii) the identification, evaluation, analysis and recommendation to the Board of Directors of affiliated investment advisory personnel/firms to provide day-to-day investment management services to the Partnership; and (iii) the ongoing provision of reports and other information to the Board of Directors evaluating the Partnership’s overall strategy, execution and investment performance. The General Partner also shall (i) arrange for the administration of all other affairs of the Partnership, subject to the approval of each administration contract by the Board of Directors, and, in this regard, provide supervision of third-parties engaged in such administration; (ii) maintain all of the Partnership’s books and records other than those maintained by a third-party administrator, transfer agent, custodian or accountant; and (iii) provide the Partnership with adequate office space and office equipment reasonably required for the operation of the Partnership.

4.3 Composition of Board of Directors. Prior to the issuance of any Units to one or more persons not affiliated with the General Partner, the number of elected Directors shall be one (1) or such other number of Directors as shall be fixed from time to time by a written instrument signed by a majority of the Directors elected by the Partnership. Following the issuance of any Units, at least 51% of the Directors shall be Independent Directors and the number of Directors shall in no event be less than three (3) nor more than seven (7). The Board of Directors may choose a Chairman who must be a Director. The Directors shall hold office until their successors are approved and elected, unless they resign pursuant to Section 4.4, are sooner removed pursuant to Section 4.5 or sooner are Incapacitated pursuant to Section 4.6, as the case may be. Directors may succeed themselves in office. No reduction in the number of Directors shall have the effect of removing any Director from office, unless specially removed pursuant to Section 4.5 at the time of such decrease. Subject to the requirements of the Investment Company Act, the Board of Directors may designate successors to fill vacancies created by an authorized increase in the number of Directors, the resignation of a Director pursuant to Section 4.4, the removal of a Director pursuant to Section 4.5 or the Incapacity of a Director pursuant to Section 4.6. In the event that no Directors remain, the Appropriate Officers shall continue the business of the Partnership and shall perform all duties of the Directors under this Agreement and the General Partner shall as soon as practicable call a special meeting of Partners for the purpose of approving and electing Directors. After the issuance of Units, when Directors are up for election by Partners, Directors shall be elected by a plurality of the Units voting at the meeting. Directors may, but need not, be admitted to the Partnership as Partners to act in their capacity as Directors.

4.4 Resignation by a Director. A Director may voluntarily resign from the Board of Directors upon the giving of notice thereof to the Partnership, such resignation to take effect upon receipt of such notice by the Partnership or such later date as set forth in such notice.

4.5 Removal of a Director; Designation of a Successor Director.

(a) Any Director may be removed: (i) for cause; (ii) by failure to be re-elected by the Partners; or (iii) without cause by the action of at least two-thirds of the remaining Directors, including in the case of an Independent Director, 50% or more of the remaining Independent Directors together with the affirmative vote of a Supermajority of Partners. The removal of a Director shall in no way derogate from any rights or powers of such Director, or the exercise thereof, or the validity of any actions taken pursuant thereto, prior to the date of such removal.

(b) Any removal of a Director shall not affect any rights or liabilities of the removed Director that matured prior to such removal.

4.6 Incapacity of a Director.

(a) In the event of the Incapacity of a Director, the business of the Partnership shall be continued with the Partnership property by the remaining Directors. The remaining Directors shall, within ninety (90) days, call a meeting of the Board of Directors for the purpose of designating a successor Director. Any such successor Director shall hold such office until his or her successor has been approved and elected. The Directors shall make such amendments to the Certificate of Limited Partnership and execute and file for recordation such amendments or other documents or instruments if required by the Act or this Agreement to reflect the fact that such Incapacitated Director has ceased to be a Director, and the appointment of such successor Director.

(b) Upon the Incapacity of a Director, the Director shall immediately cease to be a Director. In the event of the Incapacity of all Directors, the General Partner shall as promptly as practicable convene a meeting of Partners for the purpose of electing new Interested Directors nominated by the General Partner and shall solicit the Limited Partners for nominees for new Independent Directors.

(c) Any such termination of a Director shall not affect any rights or liabilities of the Incapacitated Director that matured prior to such Incapacity.

4.7 Continuation. In the event of the resignation, removal, Incapacity or retirement of a Director, the Partnership shall not be dissolved and the business of the Partnership shall be continued by the remaining Directors. Subject to the requirements of the Investment Company Act, the remaining Directors shall designate a successor Director to fill any vacancy existing in the number of Directors fixed pursuant to Section 4.3 resulting from the resignation, removal, Incapacity or retirement of a Director. Any such successor Director shall hold office until his or her successor has been approved and elected. The designation of an Independent Director shall be made by the remaining Independent Director(s).

4.8 Certain Restrictions. Except upon approval by a Majority in Interest of Partners and a majority of Directors, the Partnership will not engage in any of the investment practices set forth in “Investment Restrictions—Fundamental Policies” in the Statement of Additional Information contained in the Partnership’s Registration Statement on Form N-2, as the same may be amended from time to time, except to the extent described therein.

4.9 Meetings. Meetings of the Directors shall be held from time to time upon the call of a Chairman, if any, President, Secretary or majority of the Directors. Regular meetings of the Directors may be held at a time and place fixed by the resolutions of the Directors. Notice of any meetings of the Board of Directors or any committee thereof shall be delivered in writing (including by facsimile or email, with a hard copy by overnight courier) not less than two (2) days before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

4.10 Quorum for Board of Directors Meetings. A majority of the number of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

4.11 Manner of Acting for Board of Directors. Except as otherwise required by the Act, the Investment Company Act or this Agreement, the act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Each Director shall be entitled to one vote upon all matters submitted to the Board of Directors.

4.12 Written Consent by Board of Directors. Unless otherwise required by the Investment Company Act, any action required or permitted to be taken at any meeting of the Board of Directors or by a committee thereof may be taken without a meeting without prior notice and without a vote if approved in writing by that number of Directors that would be necessary to approve the action at a meeting at which all of the Directors were present and voting, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

4.13 Committees of Directors. By resolution adopted by the Board of Directors, the Board of Directors may designate two or more Directors to constitute a committee, any of which shall have such authority in the management of the Partnership as the Board of Directors shall designate.

4.14 Director Presumption of Assent. A Director of the Partnership who is present at a meeting of the Board of Directors at which action on any matter taken shall be presumed to have assented to the action taken, unless a dissent shall be entered in the minutes of the meeting or unless the Director files a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Partnership immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

4.15 Director Power to Bind Partnership. Unless the Board of Directors consists of one Director, no Director (acting in his capacity as such) shall have any authority to bind the Partnership to any third-party with respect to any matter except pursuant to a resolution expressly authorizing such action which resolution is duly adopted by the Board of Directors by the affirmative vote required for such matter pursuant to the terms of this Agreement.

4.16 Duties and Liability of the Directors. The Directors shall owe to the Partnership and the Partners the same fiduciary duties as owed by directors of Delaware corporations to such corporations and their stockholders under the Delaware General Corporation Law and shall be liable to the Partnership and the Partners only to the extent that directors of Delaware corporations are liable to such corporations and their stockholders under the Delaware General Corporation Law (including, without limitation, for purposes of limiting liability under Section 12 of this Agreement). In addition, no Director shall be: (i) personally liable for the debts, obligations or liabilities of the Partnership, including any such debts, obligations or liabilities arising under a judgment decree or order of a court; (ii) obligated to cure any deficit in any Capital Account; (iii) required to return all or any portion of any Capital Contribution; or (iv) required to lend any funds to the Partnership. The limitations contained herein shall not protect a Director from liability to the Partnership if the Director engages in Disabling Conduct to the extent such Director would otherwise be liable to the Partners or Partnership for such conduct in the absence of such limitations.

4.17 Reliance by Third-Parties. Persons dealing with the Partnership are entitled to rely conclusively upon the power and authority of the Board of Directors, Appropriate Officers and the General Partner of the Partnership herein set forth.

4.18 Appointment of Auditors. Subject to the approval or ratification of the Partners and the Independent Directors, if and to the extent required under the Investment Company Act, the Board of Directors, in the name and on behalf of the Partnership, is authorized to appoint independent certified public accountants for the Partnership.

4.19 Contracts with Affiliates. To the extent permitted or required by the Investment Company Act, the Board of Directors may, subject to approval by a majority of the Directors who do not have an interest in the contract and a majority of the Independent Directors, enter into contracts for goods or services with a Director, Partner, Appropriate Officer or the Adviser or Sub-Adviser or an Affiliate of any such persons; provided that the charges for such goods or services are fair and reasonable, in the good faith judgment of the Directors approving the contract, in light of all the surrounding facts and circumstances, including fees that would be charged by non-Affiliated Persons on an arms-length basis for similar goods and services.

4.20 Obligations of the Directors. The Directors shall devote such time and effort to the Partnership business as, in their judgment, may be necessary or appropriate to oversee the affairs of the Partnership.

4.21 Other Business of Directors. Any Director and any affiliate of any Director may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether such ventures are competitive with the Partnership or otherwise. Neither the Partnership nor any Director shall have any rights or obligations by virtue of this Agreement or the relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper. Neither the Directors nor any affiliate of the Directors shall be obligated to present any investment opportunity to the Partnership.

4.22 Limitations on the General Partner, Board of Directors and Appropriate Officers. Notwithstanding anything expressed or implied to the contrary in this Agreement, the General Partner, the Board of Directors and the Appropriate Officers shall not (i) participate in the establishment of a secondary market (or the substantial equivalent thereof) with respect to the Interests for purposes of Treasury Regulation § 1.7704-1(d)(1) or (ii) take any action that would have the effect of causing the Partnership (x) to be treated as a publicly traded partnership for purposes of Section 7704(b) of the Code or (y) otherwise to be treated as a corporation for federal income tax purposes (unless it also qualifies as a regulated investment company under the Code).

4.23 Investment Company Act. For so long as the Partnership intends to be an investment company registered under the Investment Company Act, the General Partner will use its best efforts to cause the Partnership not to be a company described in Sections 3(c)(1), 3(c)(5), 3(c)(6) or 3(c)(7) of the Investment Company Act.

4.24 Exclusivity. Unless consented to by at least two-thirds in interest of the Partners (excluding the General Partner and its affiliates), the General Partner will not, and the Board shall not retain the Adviser or the Sub-Adviser if they or any of their affiliates, act as the general partner, manager or the primary source of transactions on behalf of another real estate fund-of-funds with objectives substantially similar to those of the Partnership and registered as an investment company with the Securities and Exchange Commission, (it being understood that a fund-of-funds designed to invest primarily in a single country or region or a single sector or industry shall not be deemed to have substantially similar objectives) until the Exclusivity Expiration Date. Notwithstanding the foregoing, the General Partner, the Adviser, the Sub-Adviser or any of their affiliates may act as general partner, manager or the primary source of transactions on behalf of a registered real estate fund of funds formed to co-invest with the Partnership but structured as a separate fund for regulatory or tax reasons.

4.25 Chief Compliance Officer. To the extent required by the Investment Company Act, the Board of Directors shall select the Chief Compliance Officer of the Partnership and make all determinations required by the Investment Company Act with respect to such office.

SECTION 5

OFFICERS

5.1 Executive Officers. The Appropriate Officers of the Partnership shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors may also choose, one or more Vice Presidents, a Chief Operating Officer, one or more Assistant Secretaries and one or more Assistant Treasurers. In addition, the Board of Directors may elect or appoint such other officers with such powers and duties as they shall deem necessary or proper. Any number of offices may be held by the same person, unless otherwise prohibited by law. The officers of the Partnership need not be Partners of the Partnership nor, except in the case of the Chairman of the Board, need such officers be Directors of the Partnership.

5.2 Election of Officers. The officers of the Partnership shall hold their offices for such terms and shall exercise such powers and perform such duties as set forth below or as shall be determined from time to time by the Board of Directors; and all officers of the Partnership shall hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time, with or without cause, by the Board of Directors. Any vacancy occurring in any office of the Partnership shall be filled by the Board of Directors. The officers of the Partnership shall not be compensated by the Partnership.

5.3 Voting Securities Owned by the Partnership. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Partnership may be executed in the name of and on behalf of the Partnership by the President or any Vice President or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Partnership, take all such action as they may deem advisable to vote in person or by proxy at any meeting of security holders of any entity in which the Partnership may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Partnership might have exercised and possessed if present.

5.4 Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the Partners and of the Board of Directors. The Chairman of the Board of Directors, if any, shall be selected from time to time by the Board of Directors. The Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Partnership which may be authorized by the Board of Directors or the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as may from time to time be assigned by this Agreement or by the Board of Directors.

5.5 President. The President shall, subject to the control of the Board of Directors, have general supervision of the business of the Partnership and shall see that all orders and resolutions of the General Partner and the Board of Directors are carried into effect. The President or, when authorized by this Agreement, the Board of Directors or the President, the other officers of the Partnership shall execute all bonds, mortgages, contracts, documents and other instruments of the Partnership. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President, shall preside at all meetings of the Partners and the Board of Directors. Unless the Board of Directors shall otherwise designate, the President shall be the chief executive officer of the Partnership. The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by this Agreement or by the Board of Directors.

5.6 Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Partnership and shall deposit all moneys and other valuable effects in the name and to the credit of the Partnership in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Partnership as may be ordered by the General Partner or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President, the General Partner and the Board of Directors, upon their request, an account of all transactions as Treasurer and of the financial condition of the Partnership. If required by the General Partner or the Board of Directors, the Treasurer shall give the Partnership a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Partnership, in case of the Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer’s possession or under the Treasurer’s control belonging to the Partnership. The Treasurer shall be the chief financing and chief accounting officer of the Partnership responsible for the establishment and maintenance of financial and accounting controls of the Partnership.

5.7 Secretary. The Secretary shall attend meetings of the Board of Directors and meetings of Partners and record or cause to be recorded the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the Partners and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Board of Directors, the Chairman of the Board of Directors or the President, under whose supervision the Secretary shall act. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the Partners and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Partnership, if any, and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Partnership and to attest to the affixing by such officer’s signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

5.8 Vice Presidents. At the request of the President or in the President’s absence or in the event of the President’s inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President, or the Vice Presidents if there is more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Partnership who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

5.9 Assistant Secretaries. Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of the Secretary’s disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

5.10 Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer’s disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Partnership a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Partnership, in case of the Assistant Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer’s possession or under the Assistant Treasurer’s control belonging to the Partnership.

5.11 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors or the President. The Board of Directors may delegate to any other officer of the Partnership the power to choose such other officers and to prescribe their respective duties and powers.

5.12 Liability of the Officers. No Officer shall be: (i) personally liable for the debts, obligations or liabilities of the Partnership, including any such debts, obligations or liabilities arising under a judgment decree or order of a court; (ii) obligated to cure any deficit in any Capital Account; (iii) required to return all or any portion of any Capital Contribution; or (iv) required to lend any funds to the Partnership; provided, however, that the limitations contained herein shall not otherwise apply to an Officer that engages in Disabling Conduct to the extent such Officer would otherwise be liable or responsible to the Partners or Partnership for such conduct in the absence of such limitations.

SECTION 6

ADVISER

6.1 Adviser.

(a) The Board of Directors, including a majority of the Independent Directors, may appoint one or more Advisers for the Partnership and one or more Sub-Advisers. Subject to the direction and control of the Board of Directors, in the first instance, and the General Partner pursuant to the appointment set forth in Section 4.2(c), in the second instance, the Adviser and any Sub-Adviser shall, consistent with the investment objective set forth in Section 2.6 and the investment criteria outlined in Section 10, and in accordance with the terms of the Investment Management Agreement or Sub-Advisory Agreement, as the case may be, (i) act as adviser or sub-adviser for and manage the investment and reinvestment of the Partnership’s assets and (ii) arrange, subject to the provisions of this Section 6.1, for the purchase and sale of securities and other assets held in the investment portfolio of the Partnership.

(b) In the event of the dissolution, bankruptcy, insolvency or resignation of the Adviser or a Sub-Adviser, the Board of Directors may award investment management responsibilities to another party with the consent of a 40 Act Majority of the Partners.

(c) Except to the extent expressly set forth in Section 4.24 and Section 6.2 hereof, nothing herein or under the Act shall prevent the General Partner, the Adviser or any Sub-Adviser, or any director, officer, employee or other affiliate thereof, from acting as adviser for any other Person from engaging in any other lawful activity and shall not in any way limit or restrict the Partnership or any of its directors, officers, employees or agents from buying, selling or trading any securities or other assets for its or their own accounts or for the accounts of others for whom it or they may be acting. Other investment companies or accounts which the General Partner, the Adviser or any Sub-Adviser manages may also own the same investments as the Partnership.

SECTION 7

CAPITAL CONTRIBUTIONS, CAPITAL ACCOUNTS AND ALLOCATIONS

7.1 Capital Contributions.

(a) Limited Partners shall be admitted to the Partnership at the Initial Closing and at one or more subsequent closings to be held not later than twelve (12) months following the Initial Closing Date (each a “Subsequent Closing”, the final closing, the “Final Closing”, and together with the Initial Closing, the “Closings”), each such Closing to be held on such date as may be specified by the General Partner in a written notice to the Limited Partners participating in such Closing (the notice being referred to as a “Closing Notice” and such Closing being a “Closing Date”). Concurrently with admittance to the Partnership at a Closing, Limited Partners shall contribute to the Partnership, in dollars, an amount equal to its Capital Contribution, in accordance with and subject to the limitations set forth in this Section 7.1.

(i) The first Closing Notice (the “Initial Closing Notice”) may be delivered by email or facsimile in connection with the Initial Closing, which Initial Closing Date shall be no earlier than five (5) Business Days after the date of Initial Closing Notice. At the Initial Closing, each participating Limited Partner shall contribute to the Partnership, in dollars, the entire amount of capital it has agreed to contribute.

(ii) Any subsequent Closing Notice (each a “Subsequent Closing Notice”) may be delivered by email or facsimile in connection with the Subsequent Closing, which shall be no earlier than five (5) Business Days after the date of Subsequent Closing Notice. At such Subsequent Closing, each participating Limited Partner (including, without limitation, a previously admitted Limited Partner that is purchasing additional Units) shall contribute to the Partnership, in dollars, the entire amount of capital it has agreed to contribute.

(b) Capital Contributions by the Partners shall be made in dollars by wire transfer of federal funds to an account or accounts of the Partnership as specified by the General Partner in the Closing Notice or in such other manner as the General Partner may direct. No Partner shall be entitled to any interest or compensation by reason of his, her or its Capital Contributions or by reason of being a Partner. No Partner shall be required to lend any funds to the Partnership.

(c) At each Subsequent Closing, Schedule A attached hereto shall be amended appropriately to reflect the increase in Capital Contributions by the Limited Partners and the General Partner shall take any appropriate action in connection therewith.

(d) Except as may be required by law, no Partner shall be required to reimburse the Partnership for any negative balance in such Partner’s Capital Account.

7.2 Capital Accounts. A capital account (“Capital Account”) shall be established and maintained on the Partnership’s books with respect to each Partner, in accordance with the provisions of Treasury Regulations Section 1.704-1(b), including the following:

(a) The Capital Account of each Partner shall be: (A) increased by (1) the amount of such Partner’s Capital Contribution, (2) the amount of Net Profit (or items thereof) allocated to such Partner pursuant to this Agreement, and (3) any other increases required by the Treasury Regulations; and (B) decreased by (1) the amount of Net Loss (or items thereof) allocated to such Partner pursuant to this Agreement, (2) all amounts distributed to the Partner pursuant to this Agreement, other than amounts required to be treated as a payment for property or services under the Code, (3) the fair market value of any property distributed in kind to such Partner (net of any liabilities secured by such distributed property that such Partner is considered to assume or take subject to for purposes of Section 752 of the Code), and (4) any other decreases required by the Treasury Regulations.

(b) All provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the Code and applicable Treasury Regulations and shall be interpreted and applied in a manner consistent with such law. The Board of Directors shall make any necessary modifications to this Section 7.2 in the event unanticipated events occur that might otherwise cause this Agreement not to comply with such law or any changes thereto.

7.3 Allocations to Partners.

(a) General Rule. Except as provided in Section 7.3(b) or elsewhere in this Agreement, Net Profit (and items thereof) and Net Loss (and items thereof) for any Fiscal Year shall be allocated among the Partners in a manner such that the Capital Account of each Partner, immediately after giving effect to such allocation, is, as nearly as possible, equal (proportionately) to the amount equal to the distributions that would be made to such Partner during such Fiscal Year pursuant to Section 8.2, if (i) the Partnership were dissolved and terminated; (ii) its affairs were wound up and each Partnership asset was sold for cash equal to its Book Value (except that any Partnership asset that was realized in such Fiscal Year shall be treated as if sold for an amount of cash equal to the sum of (x) the amount of any net cash proceeds actually received by the Partnership in connection with such disposition and (y) the Fair Value of any property actually received by the Partnership in connection with such disposition); (iii) all Partnership liabilities were satisfied (limited with respect to each nonrecourse liability to the Book Value of the assets securing such liability); and (iv) the net assets of the Partnership were distributed in accordance with Section 8.2 to the Partners immediately after giving effect to such allocation.

(b) Additional Rule. In furtherance and not in limitation of Section 7.4(a), (b) and (c), and except as otherwise provided in this Agreement or the Investment Company Act, the Board of Directors may, in its sole and absolute discretion, allocate Net Profit (and items thereof) and Net Loss (and items thereof) for any Fiscal

Year in a manner that the Board of Directors deems necessary or appropriate in order to effectuate the intended economic sharing arrangement of the Partners as reflected in Section 8.

(c) Regulatory and Related Allocations. Notwithstanding anything expressed or implied to the contrary in this Agreement, the following special allocations shall be made in the following order:

(i) Minimum Gain Charge Back. If there is a net decrease in Partnership Minimum Gain during any Fiscal Year, each Partner shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to the greater of (i) the portion of such Partner’s share of the net decrease in such Partnership Minimum Gain, as determined in accordance with Treasury Regulations Section 1.704-2(d)(1), that is allocable to the disposition of Partnership property, subject to Nonrecourse Liabilities or (ii) if such Partner would otherwise have an Adjusted Capital Account Deficit attributable solely to such Partner’s Capital Account at the end of such Fiscal Year, an amount sufficient to eliminate such Adjusted Capital Account Deficit. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to the Partners pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2. This Section 7.3(c)(i) is intended to comply with the minimum gain charge back requirement in such Treasury Regulations and shall be interpreted consistently therewith. To the extent permitted by such Treasury Regulations and for purposes of this Section 7.3(c)(i) only, each Partner’s Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to this Section 7 with respect to such Fiscal Year.

(ii) Partner Minimum Gain Charge Back. If there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to partner nonrecourse debt (as defined in Treasury Regulations Section 1.704-2(b)(4)) during any Fiscal Year, each Partner shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to the portion of such Partner’s share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner’s nonrecourse debt, as determined in accordance with Treasury Regulations Section 1.704-2(i). This Section 7.3(c)(ii) is intended to comply with the minimum gain charge back requirements in such Treasury Regulations and shall be interpreted consistently therewith.

(iii) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) with respect to such Partner’s Capital Account, items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible; provided, however, that an allocation pursuant to this Section 7.3(c)(iii) shall be made only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for herein have been tentatively made as if this Section 7.3(c)(iii) were not in this Agreement. This Section 7.3(c)(iii) is intended to constitute a “qualified income offset” within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(iv) Nonrecourse Deductions. Any Nonrecourse Deductions for any Fiscal Year shall be allocated to the Partners in accordance with their respective Capital Account.

(v) Gross Income Allocation. In the event any Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate such Partner’s Adjusted Capital Account Deficit as quickly as possible; provided, however, that an allocation pursuant to this Section 7.3(c)(v) shall be made only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 7.3 (other than Section 7.3(c)(iii)) have been tentatively made as if this Section 7.3(c)(v) were not in this Agreement.

(vi) Loss Allocation Limitation. No allocation of Net Loss (or items thereof) shall be made to any Partner to the extent that such allocation would create or increase an Adjusted Capital Account Deficit with respect to such Partner.

(d) Curative Allocations. The allocations set forth in Section 7.3(c) (the “Regulatory Allocations”) are intended to comply with certain requirements of Treasury Regulations under Section 704 of the Code. Notwithstanding any other provision of this Section 7 (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other Partnership items of income, gain, loss, deduction and expense among the Partners so that, to the extent possible, the net amount of such allocations of other Partnership items and the Regulatory Allocations shall be equal to the net amount that would have been allocated to the Partners pursuant to this Section 7.3 if the Regulatory Allocations had not occurred.

(e) Section 754 Adjustments. Pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), to the extent an adjustment to the adjusted tax basis of any Partnership asset under Section 734(b) or Section 743(b) of the Code is required to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Treasury Regulations.

(f) Transfer of or Change in Interests. The Board of Directors is authorized to adopt any convention or combination of conventions that will be upheld for federal income tax purposes regarding the allocation and/or special allocation of items of Partnership income, gain, loss, deduction and expense with respect to a newly issued Interest, a transferred Interest and a redeemed Interest. Upon admission as a Substituted Partner, a transferee of an Interest shall succeed to the Capital Account of the transferor Partner to the extent it relates to the transferred Interest.

(g) Expenses. Syndication and organization expenses, as defined in Section 709 of the Code, and other Partnership Expenses shall be allocated to the Capital Accounts of the Partners in the sole and absolute discretion of the Board of Directors.

(h) Allocation Periods and Unrealized Items. Subject to applicable Treasury Regulations and other applicable law and notwithstanding anything expressed or implied to the contrary in this Agreement, the Board of Directors may, in its sole and absolute discretion, determine allocations to Capital Accounts no less frequently than annually and/or on realized and upon additional investment in the Partnership by a new or existing Partner, the transfers of a Partner’s Interest or the redemption of a Partner’s Interest on unrealized net increases or net decreases (as the case may be) in the Fair Value of Partnership property.

(i) Interest. The General Partner as the Tax Matters Partner may, in its sole and absolute discretion, specially allocate to some or all of the Partners any item of interest income or interest expense (or any items in addition to or in lieu of the foregoing) in respect of advances made in connection with the payment of composite, group or similar state, local and foreign taxes.

7.4 Tax Allocations.

(a) Items of Partnership income, gain, loss, deduction and expense shall be allocated, for federal, state and local income tax purposes, among the Partners in a manner consistent with how the Net Profit (and items thereof) and Net Loss (and items thereof) of which such items are components are allocated pursuant to Sections 7.3; provided, however, that tax allocations shall be made in accordance with Section 704(c) of the Code and the Treasury Regulations promulgated thereunder, to the extent so required thereby.

(b) Allocations pursuant to this Section 7.4 are solely for federal, state and local income tax purposes and shall not affect, or in any way be taken into account in computing, any Partner’s Capital Account or share of Net Profit (and items thereof) or Net Loss (and items thereof).

(c) The Partners are aware of the tax consequences of the allocations made by this Section 7.4 and hereby agree to be bound by the provisions of this Section 7.4 in reporting their shares of items of Partnership income, gain, loss, deduction and expense.

7.5 Determinations by the Board of Directors. Except as otherwise set forth in this Agreement or required by the Investment Company Act, all matters concerning the computation of Capital Accounts, the allocation of Net Profit (and items thereof) and Net Loss (and items thereof), the allocation of items of Partnership income, gain, loss, deduction and expense for tax purposes and the adoption of any accounting procedures not expressly provided for by the terms of this Agreement shall be determined by the Board of Directors, or Appropriate Officers or the General Partner as designated by, and subject to the supervision of, the Board of Directors, in accordance with accounting principles generally accepted in the United States in its reasonable discretion. Such determination shall be final and conclusive as to all the Partners. Notwithstanding anything expressed or implied to the contrary in this Agreement, in the event the Board of Directors shall determine, in its reasonable discretion, that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to effectuate the intended economic sharing arrangement of the Partners as reflected in Section 8, the Board of Directors may make such modification in its reasonable discretion without the approval of Partners.

7.6 Net Asset Value. The NAV of the Partnership will be calculated at least twice annually and in connection with each sale of Units by the Partnership, and at such other times as determined by the Adviser or a majority of the Directors in accordance with Valuation Policies and guidelines approved from time to time by a majority of the Directors.

7.7 No Deficit Make-Up. Notwithstanding anything herein to the contrary, upon liquidation of the Partnership, no Partner shall be required to make any Capital Contribution to the Company in respect of any deficit in such Partner’s Capital Account. For the avoidance of doubt, this Section 7.7 is subject to Section 12.3(b).

7.8 Safe Harbor Election and Forfeiture Allocations.

(a) (i) The Partnership is hereby authorized and directed to elect the liquidation valuation safe harbor (the “Safe Harbor Election”) provided by proposed Treasury Regulations Section 1.83-3(l) (and any successor provision) and IRS Notice 2005-43 (collectively, the “Proposed Rules”) and (ii) the Partnership and each of its Partners (including any person to whom an interest in the Partnership is transferred in connection with the performance of services) agree to comply with all requirements of such safe harbor with respect to all interests in the Partnership transferred in connection with the performance of services while such election remains effective.

(b) The General Partner shall cause the Partnership to make any allocations of items of income, gain, deduction, loss or credit (including forfeiture allocations and elections as to allocation periods) necessary or appropriate to effectuate and maintain the Safe Harbor Election.

(c) Any such Safe Harbor Election shall be binding on the Partnership and on all of its Partners with respect to all transfers of any compensatory interest thereafter made by the Partnership while a Safe Harbor Election is in effect. A Safe Harbor Election once made may be revoked by the General Partner as permitted by the Proposed Rules or any applicable rule.

(d) Each Partner, by signing this Agreement or by accepting such transfer, hereby agrees to comply with all requirements of the Safe Harbor Election while the Safe Harbor Election remains effective.

(e) The General Partner shall file or cause the Partnership to file all returns, reports and other documentation as may be required to perfect and maintain the Safe Harbor Election.

(f) The General Partner is hereby authorized and empowered, without further vote or action of the Partners, to amend the Agreement as necessary to comply with the Proposed Rules or any rule, in order to provide for a Safe Harbor Election and the ability to maintain or revoke the same, and shall have the authority to execute any such amendment by and on behalf of each Partner. Any undertakings by the Partners necessary to enable or preserve a Safe Harbor Election may be reflected in such amendments and to the extent so reflected shall be binding on each Partner, respectively, provided, that such amendments are not reasonably likely to have a material adverse effect on the rights and obligations of the Limited Partners.

(g) Each Partner agrees to cooperate with the General Partner to perfect and maintain any Safe Harbor Election, and to timely execute and deliver any documentation with respect thereto reasonably requested by the General Partner.

(h) No transfer, assignment or other disposition of any interest in the Partnership by a Partner shall be effective unless prior to such transfer, assignment or disposition the transferee, assignee or intended recipient of such interest shall have agreed in writing to be bound by the provisions of this Section 7.8, in form satisfactory to the General Partner.

SECTION 8

WITHDRAWALS AND DISTRIBUTIONS OF CAPITAL

8.1 Withdrawals and Distributions in General. No Partner shall be entitled to withdraw any amount from any Capital Account other than as provided in this Agreement. Distributions of Partnership assets that are provided for in this Agreement shall be made only to Persons who, according to the books and records of the Partnership, are the holders of record of Units in the Partnership on the date determined by the Board of Directors as to which the Partners are entitled to any such distributions.

8.2 Distributions.

(a) Distributable Proceeds shall be distributed to the Partners on at least a quarterly basis (but in no event shall any Distributable Proceeds be required to be distributed sooner than fifteen (15) days after the Partnership’s receipt thereof or in violation of the Investment Company Act, including without limitation in violation of Rule 19b-1 under the Investment Company Act). Distributable Proceeds shall be apportioned among Partners (including, for the avoidance of doubt, the General Partner) in proportion to their Capital Accounts. Except as otherwise provided herein, the amount so apportioned to each Partner (including, for the avoidance of doubt, the General Partner) shall be distributed as follows:

(i) to such Partner until such Partner has received distributions equal to its (A) Invested Capital, including the portion of its Invested Capital representing Offering Expenses, Operating Expenses, Organizational Expenses and other expenses incurred by the Partner, and (B) its Allocable Writedown Amount relating to all Authorized Investments which have been the subject of a Writedown and (C) its Preferred Return; then

(ii) until the General Partner shall have received, pursuant to this Section 8.2(a)(ii), an amount equal to five percent (5%) of the sum of the total amounts distributed to such Partner and the General Partner to satisfy the Preferred Return referenced in Section 8.2(a)(i)(C) and this Section 8.2(a)(ii), (A) fifty percent (50%) of such Distributable Proceeds to such Partner and (B) fifty percent (50%) of such Distributable Proceeds to the General Partner; and then

(iii) (A) ninety-five percent (95%) of such Distributable Proceeds to such Partner and (B) five percent (5%) of such Distributable Proceeds to the General Partner.

(b) Prior to the Expiration Date, the General Partner may:

(i) retain net proceeds realized on investments in a Portfolio Fund, equal to the aggregate amount of capital that had been invested in the respective Portfolio Fund and may use such amount either for reinvestment in Portfolio Investments or to pay expense obligations of the Partnership (including the Operating Expenses, Advisory Fees and amounts payable under any Borrowing of the Partnership) and amounts so retained shall be deemed to have been distributed to the Partners and recontributed to the Partnership by the Partners for the purposes for which they were retained; and

(ii) hold in reserve for reinvestment the proceeds of an investment in a Portfolio Fund which has been refinanced or otherwise repaid within two years following the date from which the Partnership originally closed on such investment and which would otherwise be available for distribution to the Partners as a return of capital, provided such reinvestment is made by the Partnership by the Expiration Date. Any such reserved funds will remain subject to the Preferred Return.

(c) Notwithstanding anything to the contrary herein, as soon as practicable after the Expiration Date, the General Partner shall return to the Partners the amount of each Partner’s pro rata share of cash that is not otherwise invested in or committed to a Portfolio Fund or Alternative Investment, but may retain from this and funds otherwise available for distribution, amounts to (i) pay expenses and obligations of the Partnership (including, but not limited to, the Operating Expenses, Advisory Fee and amounts payable under any Borrowing of the Partnership); and (ii) complete Authorized Investments in Progress as of the Expiration Date.

(d) Notwithstanding any provision to the contrary in this Agreement, but subject to Sections 8.4 and Section 14.2, the General Partner shall be permitted to distribute pursuant to Section 8.2(a) to the Partners, on any date of distribution, cash or marketable securities. The General Partner shall make all distributions in cash to the extent reasonably practicable without adversely affecting the amounts otherwise distributable to the Partners pursuant to Section 8.2(a).

8.3 Restrictions on Distributions. Notwithstanding anything expressed or implied to the contrary in this Agreement, no distribution shall be made if, as determined in the sole and absolute discretion of the General Partner, (i) such distribution would violate any contract or agreement to which the Partnership is then a party or any law, rule, regulation, order or directive of any governmental authority then applicable to the Partnership (including without limitation the Investment Company Act or any rule thereunder) or (ii) the amount to be distributed pursuant to this Section 8 is immaterial.

8.4 Distributions in Kind.

(a) The General Partner shall provide at least ten days’ prior notice of any distribution in kind, which notice shall describe the assets to be distributed (including, as applicable, the CUSIP of any securities, the full name of the issuer, and the exact number of shares or face amount thereof) and shall state that, upon the request of any Limited Partner, the General Partner shall provide such Limited Partner with additional information regarding the assets as may be available and as may be deemed appropriate or necessary by the Limited Partners to determine the investment merits of such assets. Any Authorized Investment constituting assets to be distributed in kind to the Partners shall be valued in accordance with the Valuation Policies and upon such distribution in kind, such Portfolio Investment shall be deemed to have been sold at such value in a Capital Transaction on the date of distribution and the proceeds of such sale shall be deemed to have been distributed to the Partners for all purposes of this Agreement.

(b) With respect to any distribution consisting of a portion to made in kind and a portion to be made in cash, such in-kind and in-cash portions shall be distributed to all Partners on a pro rata basis (in accordance with the procedures set forth in Section 8.4(a), in the case of in-kind distributions), unless otherwise agreed to by a Majority in Interest of the Partners and permitted by the Investment Company Act.

(c) If the General Partner distributes assets to the Partners pursuant to this Section 8.4, the General Partner shall deliver such assets to such entity as each Partner may designate in a notice to the General Partner.

(d) A distribution of interests in a liquidating trust pursuant to Section 14.2 shall not be subject to this Section 8.4.

8.5 Clawback. If, as of the date of the dissolution of the Partnership, either (a) the amount of distributions made to a Limited Partner pursuant to Section 8.2(a) is less than the amount of distributions, in the aggregate, which would be made to such Limited Partner in accordance with Section 8.2(a), taking into account the overall results of the Partnership, or (b) the amount of distributions made to the General Partner pursuant to Sections 8.2(a)(ii)(B) and 8.2(a)(iii)(B) in respect of amounts apportioned to such Partner exceeds 5% of the aggregate distributions made to such Partner and the General Partner (specifically including distributions pursuant to Sections 8.2(a)(ii)(B) and 8.2(a)(iii)(B)) other than pursuant to Sections 8.2(a)(i)(A) or (B), assuming in either case that all Distributable Proceeds distributed under Section 8.2(a) previously and on such date were instead distributed on such date but accounting for the actual periods during which Invested Capital was outstanding (the amount of the greater of such differences, the “Shortfall”), then the General Partner shall contribute to the Partnership the lesser of (x) such Shortfall, and (y) the cumulative amount distributed to the General Partner pursuant to Sections 8.2(a)(ii)(B) and 8.2(a)(iii)(B) in respect of such Partner, provided that, in each such case, the aggregate maximum amount that the General Partner is so required to contribute to the Partnership pursuant to this Section 8.5 in respect of all Partners shall not exceed the sum of the After Tax Amount that the General Partner (or its members or other ultimate taxpayer) would be deemed to have received pursuant to Sections 8.2(a)(ii)(B) and 8.2(a)(iii)(B) and the amount of any tax savings realized by the General Partner (or its members or other ultimate taxpayer) as a result of making the contribution required to be made pursuant to this Section 8.5 with respect to the taxable year in which such contribution is made or the immediately succeeding taxable year promptly (but in no event later than thirty (30) days) after the amount of such contribution is determinable, the reduction resulting from the application of this proviso to apply to all Partners pro rata in proportion to their respective Shortfall amounts. The amount of any such tax savings shall be determined by the General Partner in good faith based on the assumption that it pays taxes at the rates used to calculate the After Tax Amount and will take into account any items of income, gain, loss, deduction and credit of the General Partner that are attributable to the Partnership. The amount contributed by the General Partner pursuant to this Section 8.5 with respect to a Partner shall be paid to such Partner.

8.6 Final Distribution. The Final Distribution shall be made in accordance with Section 8.2, subject to the provisions of Section 8.5.

8.7 Withholding.

(a) Notwithstanding any other provision of this Agreement, each Partner hereby authorizes the Partnership to withhold and to pay over, or otherwise pay, any withholding or other similar taxes payable by the Partnership or any of its affiliates (pursuant to the Code or any provision of United States federal, state or local or non-U.S. tax law) with respect to such Partner or as a result of such Partner’s participation in the Partnership (including as a result of a distribution in kind). If and to the extent that the Partnership shall be required to withhold or pay any such withholding taxes or other similar taxes attributable to a Partner, such Partner shall be deemed for all purposes of this Agreement to have received a payment from the Partnership as of the time that such withholding or other similar tax is required to be paid, which payment shall be deemed to be a distribution of Distributable Proceeds pursuant to Section 8.2 with respect to such Partner’s Interest to the extent that such Partner (or any successor to such Partner’s Interest) would have received a cash distribution but for such withholding. To the extent that such deemed payment exceeds the cash distribution that such Partner would have received but for such withholding, the General Partner shall notify such Partner as to the amount of such excess and such Partner shall make a prompt payment to the Partnership of such amount by wire transfer. Such payment shall not constitute a Capital Contribution and any late payment or failure to pay shall not constitute a default. Until the Partnership has received such payment, the Partnership may hold back from any distribution (and in the case of distributions in kind, property having a Fair Value equal thereto) such excess. In the event that the Partnership withholds any amounts from distributions to any Partner pursuant to this Section 8.7, the Partnership shall indicate the amount so withheld to such Partner.

(b) Any withholdings referred to in this Section 8.7 shall be made at the maximum applicable statutory rate under the applicable tax law unless the General Partner shall have received an opinion of counsel or other evidence, satisfactory to the General Partner, to the effect that a lower rate is applicable, or that no withholding is applicable.

(c) In the event that the Partnership receives a distribution from or in respect of which tax has been withheld, the Partnership shall be deemed to have received cash in an amount equal to the amount of such withheld tax, and each Partner shall be deemed to have received as a distribution of Distributable Proceeds pursuant to Section 8.2 the portion of such amount that is attributable to such Partner’s Interest as equitably determined by the General Partner in accordance with the Code.

8.8 Valuation.

(a) Unless otherwise provided herein, for the purposes of this Agreement, the Fair Value of any real property, loan, security or other asset held by the Partnership as of any date shall be determined in accordance with the Valuation Policies.

(b) All valuation decisions pursuant to this Section 8.8 shall be binding on all of the Partners; provided, however, that, in the case of any valuation made pursuant to Section 9.9, the Board of Directors shall, and in all other cases the Board of Directors may, seek a valuation from an independent major investment banking firm or other appropriate independent valuation expert (as the case may be, an “Expert”); provided, further, that for purposes of a valuation pursuant to Section 9.9(a), any Expert shall be chosen by the Independent Directors. The cost of any such valuation shall be borne by the Partnership, except that in the case of a valuation pursuant to Section 9.9(a), it shall be borne by the General Partner.

(c) The Adviser, subject to the supervision of the Board of Directors, shall determine whether any assets of the Partnership should be the subject of a Writedown in connection with any distribution pursuant to Section 8.2 based on guidelines in accordance with the Valuation Policies.

8.9 Indemnification. Each Partner shall, to the fullest extent permitted by applicable law, indemnify and hold harmless each Person who is or who is deemed to be the responsible withholding agent for United States federal, state or local or non-U.S. income tax purposes against all claims, liabilities and expenses of whatever nature relating to such Person’s obligation to withhold and to pay over, or otherwise pay, any withholding taxes or other similar taxes attributable to a Partner that are payable by the Partnership or such Person as a result of such Partner’s participation in the Partnership, provided that the foregoing indemnity shall not apply to penalties associated with such Person’s failure to deduct or withhold taxes, unless such failure to deduct or withhold (a) is in accordance with written instructions (including in any letter agreement) provided by such Partner to the General Partner in advance or (b) would not constitute Disabling Conduct. All indemnities and reimbursement obligations set forth in Sections 8.7 and 8.9 shall survive dissolution and liquidation of the Partnership until expiration of the longest applicable statute of limitations (including extensions and waivers) with respect to the matter for which a party would be entitled to be indemnified or reimbursed, as the case may be.

SECTION 9

WITHDRAWAL OF PARTNERS; TRANSFER OF INTERESTS;

ADMISSION OF SUBSTITUTED PARTNERS; EFFECT OF DEATH, ETC.

9.1 Withdrawal of Partners.

(a) Except as otherwise provided herein, no Partner shall have the right to withdraw from the Partnership.

(b) The Board of Directors may (but shall not be required to) terminate the Interest of any Partner and cause that Partner to withdraw from the Partnership at any time based on the advice of counsel and after a reasonable opportunity for consultation with that Partner upon a determination by the Board of Directors that the continued participation of that Partner in the Partnership might adversely affect the Partnership by jeopardizing the treatment of the Partnership as a partnership for federal income tax purposes, involve the Partnership in any litigation arising out of or relating to the participation of that Partner in the Partnership or subject the Partnership to restrictions or other adverse consequences as a result of applicable laws or regulations. In the event that the Board of Directors terminates a Partner’s Interest, that Partner shall immediately withdraw from the Partnership and cease to be a Partner of the Partnership. Such withdrawal shall occur automatically upon termination without the necessity of any further Partner or any other Person. The date of termination shall be the effective date of withdrawal of the terminated Partner.

(c) The Partnership shall pay to the terminated Partner 90% of the amount of the terminated Partner’s Capital Account balance within 90 days of termination or as soon thereafter as the Partnership shall have sufficient funds available and shall pay the remainder upon completion of that year’s audit. Such amounts paid to a terminated Partner shall not be entitled to interest for any period after the date of termination.

(d) Upon the termination of the Investment Management Agreement, the General Partner, or any affiliate of the General Partner, may, by written notice to the Board of Directors, tender to the Partnership all or any portion of its Capital Account. Within 30 days after the receipt of such notice, the Board of Directors shall cause the tendered portion of such Capital Account to be repurchased by the Partnership for cash.

(e) From and after the effective date of withdrawal of a Partner, such withdrawn Partner shall cease to be a Partner of the Partnership for all purposes and the Interest of a withdrawn Partner shall not be included in calculating the Interests of the Partners required to take any action under this Agreement.

9.2 General Provisions Relating to Transfers of Limited Partner Interests.

(a) A Limited Partner shall be entitled to transfer, assign, sell, pledge, hypothecate or otherwise dispose of all or any portion of its Interests (collectively, a “Transfer”) upon the determination of the Board of Directors, which determination the Board of Directors shall make in its reasonable discretion, that the Transfer meets each of the following conditions (a “Permitted Transfer”):

(i) such Transfer, itself or together with any other Transfers, would not result in the Partnership being treated as a publicly traded partnership within the meaning of Section 7704(b) of the Code or otherwise being treated as a corporation for federal income tax purposes;

(ii) such Transfer does not require the registration or qualification of such Interest pursuant to any applicable federal or state securities or “blue sky” laws;

(iii) such Transfer does not result in a violation of other laws ordinarily applicably to such transactions;

(iv) the transferor and purported transferee each shall have represented to the Partnership in writing that such Transfer was not effected through a broker-dealer or matching agent that makes a market in Interests or that provides a readily available, regular and ongoing opportunity to Partners to sell or exchange their Interests;

(v) the transferor shall reaffirm, and the purported transferee shall affirm, in writing his, her or its agreement to indemnify as described in Section 9.4;

(vi) no facts are known to the Board of Directors that cause the Board of Directors to conclude that such Transfer will have a material adverse effect on the Partnership; and

(vii) the transferee has agreed in writing to become a Limited Partner to and subject to all of the terms, obligations and limitations of this Agreement.

(b) The Board of Directors may reasonably interpret, and is hereby authorized to take such action as it deems necessary or desirable to effect, the provisions of this Section 9.2. The Board of Directors may, in its sole and absolute discretion, amend the provisions of this Section 9.2 in such manner as may be necessary or desirable (or eliminate or amend such provisions to the extent they are no longer necessary or desirable) to preserve the status of the Partnership as a partnership for federal income tax purposes.

9.3 Effect of Transfers. If any transferee acquires an Interest from a Limited Partner and does not satisfy the conditions of Section 9.2 and Section 9.5, the Partnership reserves the right to redeem the Interest of such transferee at the NAV as of the date of such Transfer.

9.4 Transfer Indemnity. Each Partner hereby agrees to indemnify and hold harmless the Partnership, the Adviser, the General Partner, each Director, each Appropriate Officer and each other Partner (and any successor or assign of any of the foregoing) from and against all costs, claims, damages, liabilities, losses and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement) to which those persons may become subject by reason of or arising from any Transfer made in contravention of the provisions of this Agreement or any misrepresentation made by such Partner in connection with any purported Transfer.

9.5 Substituted Partners. No transferee of a transferred Limited Partner Interest shall be admitted as a Substituted Partner until each of the following conditions has been satisfied:

(a) the Board of Directors approves of such action by written consent, which may be withheld or granted in the sole and absolute discretion of the Board of Directors;

(b) the execution and delivery to the Partnership of a counterpart of this Agreement by the Substituted Partner or its agent or attorney-in-fact;

(c) receipt by the Partnership of other written instruments reasonably necessary to complete the transfer that are in form and substance satisfactory to the Board of Directors (as determined in its sole and absolute discretion);

(d) payment by the Substituted Partner to the Partnership of an amount determined by the Board of Directors to be equal to the costs and expenses incurred in connection with such assignment, including, without limitation, costs incurred in preparing and filing such amendments to this Agreement as may be required;

(e) the updating of the books and records of the Partnership and Schedule A attached hereto as soon as reasonably practicable to reflect the Person’s admission as a Substituted Partner; and

(f) any other information or documentation similar to that described in this Section 9.5 as the Board of Directors may request.

9.6 Effect of Death, Etc. The death, retirement, withdrawal, expulsion, disability, incapacity, incompetency, bankruptcy, insolvency or dissolution of a Limited Partner, or the occurrence of any other event under the Act that terminates the continued participation of a Limited Partner as a limited partner of the Partnership, shall not cause the Partnership to be dissolved and its affairs to be wound up so long as the Partnership has at least one Limited Partner at all times. Upon the occurrence of any such event, the business of the Partnership shall be continued without dissolution. The legal representatives, if any, of a Limited Partner shall succeed as assignee to the Limited Partner’s Interest upon death, incapacity, incompetency, bankruptcy, insolvency or dissolution of a Limited Partner, but shall not be admitted as a Substituted Partner except under the provisions of Section 9.5 of this Agreement and with the written consent of the Board of Directors, which written consent the Board of Directors may withhold in its sole and absolute discretion. Until such time, the Units held by such legal representative of a Limited Partner shall not be included in calculating the Units of the Partners required to take any action under this Agreement.

9.7 Transfer of Interests of the General Partner. The General Partner shall not sell, transfer, assign, convey, pledge, mortgage, encumber, hypothecate or otherwise dispose of all or any part of its interest in the

Partnership (such disposition, a “GP Transfer”), except (i) a GP Transfer to a Person that controls, is controlled by or under common control with, the General Partner (such transferee, a “GP Substitute”), or (ii) the GP Transfer is approved by the Board of Directors, including a majority of the Independent Directors; provided, however, that if required by the Investment Company Act, a 40 Act Majority of the Partners must approve the GP Transfer. In the event of a GP Transfer, all references herein to the transferring general partner shall be deemed to apply to the GP Substitute, and such GP Substitute shall succeed to all rights and obligations of the transferring general partner hereunder. A Person shall be deemed admitted to the Partnership as a GP Substitute at the time that the foregoing conditions are satisfied and such Person agrees to all the terms of this Agreement applicable to the transferring general partner.

9.8 Termination of Status of the General Partner.

(a) The General Partner shall cease to be the general partner of the Partnership if the General Partner (i) dissolves or otherwise terminates its existence, (ii) voluntarily withdraws as General Partner, (iii) transfers its entire Interest as General Partner as permitted in Section 9.7 and the person to whom such Interest is transferred is admitted as a substitute General Partner, or (iv) otherwise ceases to be a general partner of the Partnership under Section 17-402(a) of the Act.

(b) The General Partner may not withdraw voluntarily as General Partner until the earliest to occur of the following: (i) one year from the date on which the General Partner has given the Board of Directors written notice of its intention to withdraw (or upon providing notice for a shorter period if, in the opinion of counsel to the Partnership, such withdrawal is not likely to cause the Partnership to lose its partnership tax classification); (ii) the date the Board of Directors revokes the appointment of the General Partner to provide investment advisory services pursuant to Section 4.2(c); (iii) the date on which the Investment Management Agreement with the initial Adviser is terminated; and (iv) the date on which one or more persons have agreed to assume the obligations of the General Partner with the approval of the Board of Directors.

9.9 Obligations and Rights of a Prior General Partner.

(a) In the event that the General Partner is removed, withdraws or transfers all of its Interest in the Partnership in accordance with the terms of this Agreement, such General Partner shall have no further obligation or liability as a general partner of the Partnership pursuant to this Agreement with respect to or in connection with any obligations or liabilities arising from and after such removal, withdrawal or transfer, and all such future obligations and liabilities shall automatically cease and terminate and be of no further force or effect with respect to the General Partner; provided, however, that nothing contained herein shall be deemed to relieve the General Partner of any obligations or liabilities (i) arising prior to such removal or withdrawal or (ii) resulting from a dissolution of the Partnership caused by the act of the General Partner where liability is imposed upon the General Partner by law or by the provisions of this Agreement or (iii) arising under Section 8.5 in connection with distributions made while the General Partner was the general partner of the Partnership and assuming, for purposes of the foregoing, that all assets of the Partnership were liquidated at Fair Value on the last day of the period during which the General Partner was the general partner of the Partnership, or (iv) in its capacity as a Limited Partner to the extent to which it continues to hold Interests in the Partnership.

(b) In the event that the General Partner is removed, withdraws or transfers all of its Interest in the Partnership in accordance with the terms of this Agreement, the amount of the proceeds of an assumed Fair Value liquidation as contemplated in Section 9.9(a) shall be determined in accordance with the provisions of this Agreement. If (i) the amount, if any, to which the General Partner would be entitled in connection with a distribution of the Distributable Proceeds of such liquidation under Section 8.2(a)(ii)(B) and 8.2(a)(iii)(B) is not equal to (ii) the amount, if any, owed by the General Partner under Section 8.5 with respect to distributions made prior to such date, then, (y) in the event the amount described in clause (i) is greater than the amount described in clause (ii), the Partnership shall pay the difference to the General Partner and (z) in the event the amount described in clause (ii) is greater than the amount described in clause (i), the General Partner shall pay the difference to the Partnership, in any event on the last day of the period during which the General Partner was the general partner of the Partnership; provided, however, that in the event that the General Partner is removed as the result of the occurrence of a Cause Event and in accordance herewith the Partnership owes a payment to the General Partner pursuant to clause (y) of this Section 9.9(b), the Partnership shall, as payment of such amount owed (such amount being the “Face Amount”), issue to the General Partner an Interest in the Partnership (of the class held by the other Limited Partners) (the “Issued Interests”), in such amount that the Issued Interests represent the percentage interest in the Partnership determined by dividing (i) the Face Amount by (ii) the Fair Value of the assets of the Partnership and multiplying the resulting quotient by 100. The settlement determined in accordance with the foregoing provisions of this Section 9.9(b) shall be conclusive for all purposes hereunder. Notwithstanding the foregoing, the provisions of this Section 9.9(b) shall not apply to a Transfer by the General Partner to an Affiliate thereof permitted pursuant to Section 9.7(a).

SECTION 10

INVESTMENT CRITERIA AND FINANCIAL LEVERAGE

10.1 Investment Criteria.

(a) The General Partner on behalf of the Partnership is authorized to invest the assets of the Partnership or, subject to the approval of the Board of Directors pursuant to Section 6.1, cause the assets of the Partnership to be invested by an Adviser or Sub-Adviser in Portfolio Funds and Alternative Investments in accordance with the investment criteria approved by the Board of Directors and the investment objective set forth in Section 2.6 (the types of investments in which the Partnership is so authorized to invest are referred to herein as “Authorized Investments”). The Partnership shall not invest in assets or securities which do not constitute Authorized Investments.

(b) The Partnership, to the extent permitted by applicable law, including the Investment Company Act, may elect to invest in Portfolio Funds sponsored by Dividend Capital Group and/or its Affiliates, but only upon the approval of the Board of Directors, including a majority of the Independent Directors.

(c) It is the intention of the Partnership and the Partners that the investment criteria set forth herein, all limitations described in this Agreement regarding leverage and all other qualifications regarding investments of the Partnership apply to the Partnership and the provisions of this Agreement shall be construed in accordance with the foregoing intention.

10.2 Financial Leverage.

(a) The Partnership, or any subsidiary of the Partnership (collectively, the “Owning Companies”, and each, an “Owning Company”), is permitted to employ Financial Leverage in order to achieve its investment objective, as outlined in Section 2.6, subject to the limits imposed by the Investment Company Act (the “Financial Leverage Limitations”). As used herein the term “Financial Leverage” means (i) any financing or refinancing, including commercial paper or other borrowings, whether secured or unsecured, whether recourse or nonrecourse, procured by an Owning Company in connection with the acquisition or ownership of Authorized Investments or the operation of the Partnership (each a “Borrowing”), and (ii) any issuance of preferred units.

(b) The indebtedness of the Owning Companies may be secured by pledges, mortgages or other liens on any and all of the assets of the Partnership or any Authorized Investment and may be supported by guarantees made by the Partnership and/or such other entities. The Partnership may enter into a Borrowing to finance Authorized Investments (either directly or indirectly through subsidiaries) and, in the case of indirect financing through subsidiaries, the Partnership may guarantee the obligations. The Partnership may also issue guarantees, with recourse against the Partnership, in connection with Authorized Investments or prospective Authorized Investments (provided that the liability related to any guarantee of the payment of indebtedness shall be taken into account in determining the Financial Leverage for purposes of the Financial Leverage Limitations).

(c) Subject to the terms of this Agreement and the limits imposed by the Investment Company Act, the General Partner, in its advisory services role, is authorized, from time to time, to cause the Partnership to issue partner interests in the Partnership designated as “Preferred Units,” with the relative rights, powers, preferences, duties, liabilities and obligations of holders of preferred units as set forth by the General Partner (and approved by the Board of Directors) upon an election to issue preferred units.

SECTION 11

BOOKS AND RECORDS; REPORTS TO PARTNERS; TAX MATTERS

11.1 Books and Records. In compliance with Section 31 of the Investment Company Act, the books and records of the Partnership, and a list of the names and residences, business or mailing addresses and Interests of all Partners, shall be maintained at the principal executive offices of the Partnership or the General Partner or such other location as the General Partner may approve. The Partnership shall not be required to provide any documentation or other information to Partners except that which it is required to provide under the Investment Company Act, the Act or other applicable law. Each Partner shall have the right to obtain from the Partnership from time to time upon reasonable demand for any proper purpose reasonably related to the Partner’s interest as a Partner of the Partnership, and upon paying the costs of collection, duplication and mailing, the documents and other information which the Partnership is required to provide under the Investment Company Act, the Act or other applicable law. Any demand by a Partner pursuant to this section shall be in writing. The Partnership may maintain such other books and records and may provide such financial or other statements as the General Partner or the Appropriate Officers in their discretion deem advisable.

11.2 Accounting; Tax Year.

(a) The books and records of the Partnership shall be kept on the accrual basis. The Partnership shall report its operations for tax purposes on the cash method or the accrual method, as determined by the General Partner in its sole and absolute discretion, subject to applicable tax laws. The taxable year of the Partnership shall be the calendar year, unless the General Partner shall designate another taxable year for the Partnership that is a permissible taxable year under the Code.

(b) The books and records of the Partnership shall be audited by the Partnership’s independent accountants as of the end of each Fiscal Year, commencing with the first partial Fiscal Year, of the Partnership.

11.3 Filing of Tax Returns. The Appropriate Officers shall prepare and file, or cause the Partnership’s accountants to prepare and file, a federal information tax return and any required state and local income tax and information returns for each taxable year of the Partnership. The General Partner has sole and absolute discretion as to whether or not to prepare and file (or cause the Partnership’s accountants to prepare and file) composite, group or similar state, local and foreign tax returns on behalf of the Partners where and to the extent permissible under applicable law. Each Partner hereby agrees to execute any relevant documents to furnish any relevant information and otherwise to do anything necessary in order to facilitate, any such composite, group or similar filing. Any taxes paid by the Partnership in connection with any such composite, group or similar filing shall be treated as an advance to the relevant Partners (with interest being charged thereon) and shall be recouped by the Partnership out of any distributions subsequently made to such relevant Partners. Such advances may be funded by Partnership borrowing. Both the deduction for interest payable by the Partnership with respect to any such borrowing, and the corresponding income from interest received by the Partnership from the relevant Partners, shall be specifically allocated to such Partners.

11.4 Tax Matters Partner. The General Partner shall be designated as the tax matters partner of the Partnership (the “Tax Matters Partner”) as provided in Section 6231(a)(7) of the Code. Each Person (for purposes of this provision, a “Pass-Through Partner”) that holds or controls an Interest on behalf of, or for the benefit of another Person or Persons, or which Pass-Through Partner is beneficially owned (directly or indirectly) by another Person or Persons shall, within 30 days following receipt from the Tax Matters Partner of a notice or document, convey such notice or other document in writing to all holders of beneficial interests in the Partnership holding such Interest through such Pass-Through Partner. In the event the Partnership becomes the subject of an income tax audit by any federal, state or local authority, to the extent the Partnership is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the General Partner shall be authorized to act for, and its decision shall be final and binding upon, the Partnership and each Partner. The Partnership shall bear all expenses incurred in connection with any such audit, investigation, settlement or review.

11.5 Tax Information for Current and Former Partners. Within 90 days after the end of each taxable year of the Partnership or as soon thereafter as practicable, the Partnership shall prepare and distribute to each Partner (and, to the extent necessary, to each former Partner (or such Partner’s legal representatives)), at the expense of the Partnership, a report setting forth in sufficient detail such information as shall enable such Partner or former Partner (or such Partner’s legal representatives) to prepare its respective federal, state and local income tax returns in accordance with the laws, rules and regulations then prevailing. The Partnership shall also provide Schedules K-1 to Partners as soon as practicable after the end of each taxable year of the Partnership and in any event within the time period required by the IRS after the end of each taxable year of the Partnership.

SECTION 12

LIABILITY, EXCULPATION AND INDEMNIFICATION

12.1 Liability. Except as provided in the Act and as limited by this Agreement, the General Partner has the liabilities of a partner in a partnership without limited partners to Persons other than the Partnership and the other Partners. Except as may otherwise be provided by law, the liability of each Limited Partner is limited to the greater of its Capital Contribution or its Capital Account and other obligations set forth in this Agreement and the Subscription Agreements.

12.2 Exculpation.

(a) To the extent permitted by applicable law, none of the General Partner, any person controlling, controlled by or under common control with the General Partner, any of their respective unitholders, controlling Persons, officers, directors, partners, managers, members, employees or agents or their respective affiliates, employees, agents or principals, or any member of the Board of Directors or any officers, employees or agents of the Partnership, or any Person who was, at the time of the act or omission in question, such a Person (collectively, “Covered Persons”) shall be liable to the Partnership or any Partner for any act or omission taken or suffered by such Covered Person; provided that such act or omission does not constitute Disabling Conduct by the Covered Person and such act was taken or suffered by such Covered Person in good faith and in the good faith belief that such act or omission is in or is not contrary to the best interests of the Partnership and is within the scope of authority granted to such Covered Person by this Agreement. No Partner shall be liable to the Partnership or any Partner for any action taken by any other Partner. No Limited Partner shall have any fiduciary or any other duty to the Partnership or any other Partner other than as required by applicable law or as expressly provided by this Agreement.

(b) A Covered Person shall incur no liability in acting upon any signature or writing reasonably believed by it to be genuine, and may rely on a certificate signed by an executive officer of any Person in order to ascertain any fact with respect to such Person or within such Person’s knowledge and may rely on an opinion of counsel selected by such Covered Person with respect to legal matters, except to the extent that such Covered Person engaged in Disabling Conduct. Each Covered Person may act directly or through its agents or attorneys. Each Covered Person may consult with counsel, appraisers, engineers, accountants and other skilled Persons of its choosing, and shall not be liable for anything done, suffered or omitted in good faith in reasonable reliance upon the advice of any of such Persons, except to the extent that such Covered Person engaged in Disabling Conduct. No Covered Person shall be liable to the Partnership or any Partner for any error of judgment made in good faith by a responsible officer or officers of the Covered Person, except to the extent that such Covered Person engaged in Disabling Conduct. No Covered Person shall be liable to the Partnership or any Partner for any mistake of fact or judgment by the Covered Person in conducting the affairs of the Partnership or otherwise acting in respect of and within the scope of this Agreement, except to the extent that such Covered Person engaged in Disabling Conduct. No Covered Person shall be liable for the return to any Limited Partner of all or any portion of any Limited Partner’s Capital Account or Capital Contributions, except to the extent that such Covered Person engaged in Disabling Conduct or as expressly required by this Agreement.

(c) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to the Partners, any Covered Person acting under this Agreement or otherwise shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Covered Person.

12.3 Indemnification of General Partner, Etc.

(a) The Partnership shall and hereby does, to the fullest extent permitted by applicable law, indemnify, hold harmless and release each Covered Person from and against all claims, demands, liabilities, costs, expenses, damages, losses, suits, proceedings and actions, whether judicial, administrative, investigative or otherwise, of whatever nature, known or unknown, liquidated or unliquidated (a “Claim”), that may accrue to or be incurred by any Covered Person, or in which any Covered Person may become involved, as a party or otherwise, or with which any Covered Person may be threatened, relating to or arising out of the business and affairs of, or activities undertaken in connection with, the Partnership, or otherwise relating to or arising out of this Agreement, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees and expenses incurred in connection with the preparation for or defense or disposition of any investigation, action, suit, arbitration or other proceeding (a “Proceeding”), whether civil or criminal (all of such Claims and amounts covered by this Section 12.3, and all expenses referred to in Section 12.3(c), are referred to as “Damages”), except to the extent that it shall have been determined ultimately that such Damages arose from Disabling Conduct of such Covered Person or such Covered Person failed to act in good faith and in the good faith belief that its actions or omissions were in and not contrary to the best interests of the Partnership and within the scope of authority granted to such Covered Person by this Agreement. The termination of any Proceeding by settlement shall not, of itself, create a presumption that any Damages relating to such settlement arose from by the Disabling Conduct of any Covered Person. The General Partner shall cause the Partnership to use its commercially reasonable efforts to obtain the funds needed to satisfy its indemnification obligations under this Section 12.3(a) from Persons other than Partners (for example, out of Partnership assets or pursuant to insurance policies or indemnification arrangements with third-parties or out of borrowings) before causing the Partnership to make payments pursuant to this Section 12.3. Notwithstanding the foregoing, nothing in this Section 12.3(a) shall prohibit the Board of Directors from causing the Partnership to make such payments if the General Partner determines that the Partnership is not likely to obtain sufficient funds from such other sources in a timely fashion, or that attempting to obtain such funds would be futile or not in the best interests of the Partnership (for example, nothing in this Section 12.3(a) shall require the General Partner to cause the Partnership to sell any investment before such time as the General Partner shall determine is advisable).

(b) At any time and from time to time, the Board of Directors may require the Partners to return to the Partnership distributions received from the Partnership to satisfy all or any portion of the indemnification obligations of the Partnership pursuant to this Section 12.3, whether such obligations arise before or after dissolution of the Partnership, provided that each Partner shall return distributions in respect of its share of any such indemnification payment in proportion to their respective Capital Contributions. Notwithstanding anything in this Section 12.3(b) to the contrary, (i) no Partner shall be required to make a return of distributions under this Section 12.3(b) with respect to an indemnification obligation that arises in respect of a distribution after the date that is the later of (x) the third anniversary of such distribution and (y) the end of the Term; and (ii) no Partner shall be required to return a distribution under this Section 12.3(b) with respect to an indemnification obligation that arises in any instance not included in clause (i) of this sentence after the end of the Term unless, in the case of clause (i) or (ii) of this sentence, such Partner is notified in writing on or prior to such date of the existence of any potential indemnification obligation with respect to which a claim or demand has been made or which the Board of Directors has reasonably concluded is expected to be made. Any distributions returned pursuant to this Section 12.3(b) shall not be treated as Capital Contributions but shall be treated as returns of distributions hereunder. Nothing in this Section 12.3(b), express or implied, is intended or shall be construed to give any Person other than the Partnership or the Partners any legal or equitable right, remedy or claim under or in respect of this Section 12.3(b) or any provision contained in this Agreement

(c) Expenses incurred by a Covered Person in defense or settlement of any Claim that may be subject to a right of indemnification hereunder shall be advanced by the Partnership prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined ultimately that the Covered Person is not entitled to be indemnified hereunder. The right of any Covered Person to the indemnification provided herein shall be cumulative with, and in addition to, any and all rights to which such Covered Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Covered Person’s successors, assigns and legal representatives. All judgments against the Partnership and the General Partner, in respect of which the General Partner is entitled to indemnification, shall first be satisfied from Partnership assets (including Capital Contributions), before the General Partner is responsible therefor.

(d) Promptly after receipt by a Covered Person of notice of the commencement of any Proceeding, such Covered Person shall, if a claim for indemnification in respect thereof is to be made against the Partnership, give written notice to the Partnership of the commencement of such Proceeding; provided that the failure of any Covered Person to give notice as provided herein shall not relieve the Partnership of its obligations under this Section 12, except to the extent that the Partnership is actually prejudiced by such failure to give notice. In case any such Proceeding is brought against a Covered Person (other than a derivative suit in right of the Partnership), the Partnership will be entitled to participate in and to assume the defense thereof to the extent that the Partnership may wish, with counsel reasonably satisfactory to such Covered Person. After notice from the Partnership to such Covered Person of the Partnership’s election to assume the defense of such Proceeding, the Partnership will not be liable for fees and expenses of counsel subsequently incurred by such Covered Person in connection with the defense thereof. The Partnership will not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Covered Person of a release from all liability in respect of such Claim.

(e) The provisions of this Section 12.3 shall continue to afford protection to each Covered Person regardless of whether such Covered Person remains in the position or capacity pursuant to which such Covered Person became entitled to indemnification under this Section 12.3 and regardless of any subsequent amendment to this Agreement, and no amendment to this Agreement shall reduce or restrict the extent to which these indemnification provisions apply to actions taken or omissions prior to the date of such amendment.

(f) If the Board of Directors determines that it is appropriate or necessary to do so, the Board of Directors may cause the Partnership to establish reasonable reserves, escrow accounts or similar accounts to fund its obligations under this Section 12.3.

(g) The right of any Covered Person to the indemnification provided herein shall be cumulative with, and in addition to, any and all rights to which such Covered Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Covered Person’s successors, assigns, heirs and legal representatives.

(h) Nothing contained in this Section 12 shall constitute a waiver by any Partner of any right that it may have against any party under United States federal or state securities laws.

(i) The Directors may cause the Partnership, at the Partnership’s expense, to purchase insurance to insure the Indemnified Persons against liability hereunder (including liability arising in connection with the operation of the Partnership), including, without limitation, for a breach or an alleged breach of their responsibilities hereunder.

SECTION 13

COMPENSATION AND EXPENSE REIMBURSEMENT

13.1 Board of Directors. As compensation for services rendered to the Partnership, the Partnership will pay each Independent Director such amounts as may be determined from time to time by the Independent Directors.

13.2 Operating Expenses. Without duplication and in addition to the payment of expenses required to be paid or reimbursed under the Investment Management Agreement (including the Advisory Fee), the Partnership shall bear and be charged with the following: all other third-party and out-of-pocket costs of third-parties (including the General Partner and any investment advisers) and the other expenses arising out of the Partnership’s day-to-day activities and operations which the General Partner determines in its good faith judgment to be reasonable, including, without limitation: (i) all out of pocket costs and expenses, if any, incurred in evaluating, developing, diligencing, negotiating, structuring, acquiring, owning, financing, hedging, disposing of or otherwise dealing with Authorized Investments, whether or not the Partnership actually invests therein, including, without limitation, any travel, legal and accounting expenses and other fees and out-of-pocket costs related thereto; (ii) without duplication, all costs and expenses, if any, incurred by the Board of Directors in monitoring Authorized Investments, including without limitation any travel, legal and accounting expenses and other fees and out-of-pocket costs related thereto; (iii) taxes of the Partnership, fees of auditors, counsel and other advisors of the Partnership, insurance costs of the Partnership, litigation costs of the Partnership, and travel expenses; (iv) expenses associated with the distribution or reports and Closing Notices to the Partners; (v) brokerage commissions and other investment costs incurred by or on behalf of the Partnership; (vi) the reasonable expenses associated with the meetings of the Limited Partners or meetings of the advisory committee of the Board of Directors; (vii) interest under any Borrowing of the Partnership; (viii) costs of winding-up the Partnership; (ix) indemnification expenses permitted pursuant to Section 12.3; (x) legal, custodial, accounting, auditing, transfer agent, banking, professional, consulting, appraisal and other duly engaged agent or independent contractor expenses of the Partnership including expenses associated with the preparation of the Partnership’s reports, financial statements, tax returns and Schedule K-1s; (xi) office space, office facilities, utility service, necessary administrative and clerical functions, including accounting, legal, information technology and similar departments and similar overhead expenses connected with the Partnership’s operations to the extent such overhead expenses are incurred in connection with or otherwise allocable to employee functions related to Partnership activities and (xii) subject to the approval of the Board of Directors, extraordinary expenses not otherwise included above as an operating expense (collectively, such expenses the “Operating Expenses”). To the extent any Operating Expenses are paid by the Adviser, the General Partner or any affiliate thereof from its own funds, as the case may be, such Operating Expenses shall be reimbursed by the Partnership if approved by a majority of the Independent Directors. The amount of Operating Expenses to be borne by the Partnership is not subject to any maximum amount.

13.3 Offering Expenses. The General Partner shall bear and be charged with all costs and expenses pertaining to the offering and sale of Units to prospective Partners (other than the fees and out-of-pocket expenses payable or reimbursable to any placement agent for such Units, which, if any, shall be paid by the Adviser), the consummation of the Closings, including, without limitation, any related legal fees and travel expenses (collectively, the “Offering Expenses”); provided, that on each Closing Date, the Partnership will reimburse the General Partner, subject to the approval of the Board, in an amount equal to 0.5% of the aggregate Capital Contributions on such Closing Date.

SECTION 14

DISSOLUTION AND TERMINATION

14.1 Dissolution. The Partnership shall be dissolved upon the occurrence of any of the following:

(a) the end of the Term; and

(b) dissolution required by operation of law.

Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the assets of the Partnership have been distributed as provided in Section 14.2 and the Certificate of Limited Partnership of the Partnership has been canceled.

14.2 Liquidation. On dissolution of the Partnership, the Board of Directors or a liquidator (who shall be selected by the Board of Directors, if still constituted, or otherwise shall be a Person proposed and approved by a Majority in Interest of the Partners and who may be the Adviser or any of its affiliates) shall cause to be prepared a statement setting forth the assets and liabilities of the Partnership as of the date of dissolution, and such statement shall be furnished to all of the Partners. Then, those Partnership assets that the liquidator determines should be liquidated shall be liquidated as promptly as possible, but in an orderly and business-like manner to minimize loss. Assets that the Board of Directors or the liquidator determines to distribute in kind shall be distributed in a manner consistent with applicable law. If the Board of Directors or the liquidator determines that an immediate sale at the time of liquidation of all or part of the Partnership assets would cause undue loss to the Partners, the Board of Directors or the liquidator may, in order to avoid such loss, either defer liquidation and retain the assets for a reasonable time, or contribute the assets to a liquidating trust and distribute interests in the liquidating trust to the Partners on a pro rata basis, but which shall also be structured to effect the economic arrangement set forth in Section 8.2 of this Agreement. The Board of Directors or the liquidator shall then wind up the affairs of the Partnership and distribute the proceeds of the Partnership by the end of the calendar year of the liquidation (or, if later, within 90 days after the date of such liquidation) in the following order or priority:

(a) first, to the payment of the expenses of liquidation and to creditors (including Partners who are creditors, to the extent permitted by law) in satisfaction of liabilities of the Partnership other than liabilities for liquidating distributions to Partners, in the order of priority as provided by law;

(b) second, to the setting up of any reserves that the Board of Directors or the liquidator may deem necessary or appropriate for any anticipated obligations or contingencies of the Partnership or of the Board of Directors or the liquidator arising out of or in connection with the operation or business of the Partnership. Such reserves may be paid over by the Board of Directors or the liquidator to an escrow agent or trustee proposed and approved by the liquidator to be disbursed by such escrow agent or trustee in payment of any of the aforementioned obligations or contingencies and, if any balance remains at the expiration of such period as the Board of Directors or the liquidator shall deem advisable, to be distributed by such escrow agent or trustee in the manner hereinafter provided; and

(c) third, to the Partners or their legal representatives in accordance with the positive balances in their respective Capital Accounts, as determined after taking into account all adjustments to Capital Accounts for all periods.

14.3 Termination. The Board of Directors or the liquidator shall comply with any requirements of the Act or other applicable law pertaining to the winding-up of a limited partnership, at which time the Partnership shall stand terminated.

SECTION 15

AMENDMENTS

15.1 Proposal of Amendments. Except as otherwise specified in this Agreement, any amendment to this Agreement may be proposed by (a) the General Partner or (b) any Director. The Person or Persons proposing such amendment shall submit to the Board of Directors: (i) the text of such amendment; and (ii) a statement of the purpose of such amendment. All amendments proposed by Directors or the General Partner but requiring the approval of the Partners shall, if approved by the Board of Directors, be submitted to the Partners for a vote no less than ten (10) days nor more than ninety (90) days after the date of such approval and will be adopted if approved by an affirmative vote of a Majority in Interest of the Partners, subject to the approval of any greater number of Partners as may be required by applicable law or this Agreement.

15.2 Amendments to Be Adopted Solely by the Board of Directors. Subject to Section 15.3, the Board of Directors, without the consent of any other Partner, may: (i) amend any provision of this Agreement which requires any action to be taken by or on behalf of the Partnership pursuant to requirements of Delaware law if the provisions of Delaware law are amended, modified or revoked so that the taking of such action is no longer required, (ii) take such action in light of changing regulatory conditions or of the then current ERISA regulations, as the case may be, as is necessary in order to permit the Partnership to continue in existence or otherwise to comply with such ERISA or other regulations, (iii) correct any clerical mistake or to correct or supplement any immaterial provision herein or in the Certificate of Limited Partnership which may be inconsistent with any other provision herein or therein, or correct any printing, stenographic or clerical errors or omissions, which shall not be inconsistent with the provisions of this Agreement or the status of the Partnership as a partnership for federal income tax purposes, (iv) change the name of the Partnership, and (v) take any action set forth in Section 3.16 hereof.

15.3 Amendments Not Allowable. Unless approved by the Partners adversely affected thereby (or, in the case of (d) below, by the General Partner), no amendment to this Agreement shall be permitted if the effect of such amendment would be to:

(a) impair the limited liability of Partners provided for in Section 12.1;

(b) adversely affect in any way the federal income tax status of the Partnership as a partnership;

(c) change the purpose, Term, capital contribution, allocation or distribution provisions of this Agreement; or

(d) adversely affect the rights, powers, privileges, allocations, liabilities or obligations of the General Partner; provided, however, for the avoidance of doubt, the Limited Partners or the Board of Directors may terminate the General Partner’s authority to act as an adviser to the Partnership without the General Partner’s consent, to the extent required by and in accordance with the Investment Company Act.

SECTION 16

POWER OF ATTORNEY

16.1 Power of Attorney. Each Partner hereby irrevocably constitutes and appoints the General Partner as such Partner’s true and lawful agents and attorneys-in-fact, with full power and authority in such Partner’s name, place, and stead, to make, execute, acknowledge, deliver, file, and record the following documents and instruments in accordance with the other provisions of this Agreement;

(a) this Agreement and a certificate of limited partnership, a certificate of doing business under fictitious name and any other instrument that may be required to be filed in connection with the formation and operation of the Partnership under the laws of Delaware or any other state;

(b) any and all amendments, restatements, cancellations or modifications of the instruments described in Section 16.1(a);

(c) any and all instruments related to the admission, removal or withdrawal of any Partner; and

(d) all documents and instruments that may be necessary or appropriate to effect the dissolution and termination of the Partnership, pursuant to the terms hereof.

16.2 Irrevocability. The foregoing power of attorney is coupled with an interest and such grant shall be irrevocable. Such power of attorney shall survive the subsequent Incapacity of any such Partner or the transfer of any or all of such Partner’s Units.

16.3 Priority of Agreement. In the event of any conflict between provisions of this Agreement or any amendment hereto and any documents executed, acknowledged, sworn to, or filed by the General Partner under this power of attorney, this Agreement and its amendments shall govern.

SECTION 17

MISCELLANEOUS

17.1 Certificate of Limited Partnership. Upon any subsequent change in the requirements relating to the Certificate of Limited Partnership specified in the Act, the General Partner shall, to the extent required by the Act, cause to be executed and acknowledged an amended Certificate of Limited Partnership pursuant to the provisions of the Act, which will be duly filed as prescribed by Delaware law.

17.2 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT JURISDICTION.

17.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

17.4 Binding upon Successors and Assigns. Subject to and unless otherwise provided in this Agreement, each and all of the covenants, terms, provisions, and agreements herein contained shall be binding upon and inure to the benefit of the successors, successors-in-title, heirs and assigns of the respective parties hereto.

17.5 Notices. Unless specified elsewhere in this Agreement, any notice, offer, consent, or demand permitted or required to be made under this Agreement to any party hereto shall be given in writing signed by the Person giving such notice either by (i) personal delivery or (ii) by registered or certified mail, postage prepaid, addressed to that party at the respective address shown on the Partnership’s books and records, or to such other address as that party shall indicate by proper notice to the General Partner, in the same manner as provided above. All notices shall be deemed effective upon receipt or five days after the date of mailing in accordance with the above provisions.

17.6 Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be effected thereby, but shall be enforced to the maximum extent possible under applicable law.

17.7 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject hereof and supersedes all prior agreements or understandings, written or oral, between the parties with respect thereto.

17.8 Headings, Etc. The table of contents, headings and subheadings in this Agreement are inserted for convenience of reference only and shall not affect interpretation of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine or the neuter genders shall include the masculine, the feminine and the neuter.

17.9 Legends. If certificates are issued evidencing a Partner’s Units, each such certificate shall bear such legends as may be required by applicable federal and state laws, or as may be deemed necessary or appropriate by the General Partner to reflect restrictions upon transfer contemplated herein.

17.10 Waiver of Partition. Except as may otherwise be provided by law in connection with the winding-up, liquidation and dissolution of the Partnership, each Partner hereby irrevocably waives any and all rights that it may have to maintain an action for partition of any of the Partnership’s property.

17.11 Non-Waiver. No provision of this Agreement shall be deemed to have been waived except if the giving of such waiver is contained in a written notice given to the party claiming such waiver, and no such waiver shall be deemed to be a waiver of any other or further obligation or liability of the party or parties in whose favor the waiver was given.

17.12 Confidentiality. Each Limited Partner agrees that it shall not disclose without the prior consent of the General Partner (other than to such Limited Partner’s employees, auditors or counsel) any information with respect to the Partnership or any investment, provided that a Limited Partner may disclose any such information (i) as has become generally available to the public through no act or omission of such Limited Partner, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or national (including foreign) regulatory body or securities exchange having jurisdiction over such Limited Partner or its Affiliates, or to the National Association of Insurance Commissioners or similar organizations and their successors, (iii) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation and (iv) to the extent necessary in order to comply with any law, order, regulation, ruling or other governmental request or requirements of a securities exchange applicable to such Limited Partner or its Affiliates. In order to prevent the public disclosure of confidential information by Limited Partners that are, or may reasonably be expected to be, subject, directly or indirectly, to freedom of information laws, the General Partner may elect not to provide copies of confidential information to such Limited Partners. Notwithstanding the foregoing, Limited Partners (and each employee, representative, or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of the partnerships (and the transactions it contemplates), provided, however, that no Limited Partner (and no employee, representative, or other agent thereof) shall disclose any other information that is not relevant to understanding the tax treatment and tax structure of the partnerships (and the transactions it contemplates) (including the identity of any party and any information that could lead another to determine the identity of any party), or any other information to the extent that such disclosure could reasonably result in a violation of any applicable securities law.

17.13 Survival of Certain Provisions. All indemnities and reimbursement obligations made pursuant to this Agreement shall survive dissolution and liquidation of the Partnership until the expiration of the longest applicable statute of limitations (including extensions and waivers) with respect to the matter for which a party would be entitled to be indemnified or reimbursed, as the case may be.

17.14 Partnership Counsel. Each Limited Partner hereby acknowledges and agrees that Skadden, Arps, Slate, Meagher & Flom LLP (and its affiliated law practice entities) and any other law firm retained by the General Partner in connection with the organization of the Partnership, the offering of interests in the Partnership, the management and operation of the Partnership, or any dispute between the General Partner and any Limited Partner, is acting as counsel to the General Partner and the Partnership and as such does not represent or owe any duty to such Limited Partner or to the Limited Partners as a group.

17.15 Waiver of Partition. Except as may otherwise be provided by law in connection with the winding-up, liquidation and dissolution of the Partnership, each Partner hereby irrevocably waives any and all rights that it may have to maintain an action for partition of any of the Partnership’s property. For the purposes of the Act and this Agreement, the Limited Partners shall constitute a single class, series and group of Limited Partners.

17.16 Entire Agreement. This Agreement and the Subscription Agreements constitute the entire agreement among the Partners and between the Partners and the Initial Limited Partner with respect to the subject matter hereof, and supersede any prior agreement or understanding among them with respect to such subject matter. The representations and warranties of the General Partner and the Limited Partners in, and the other provisions of, the Subscription Agreements shall survive the execution and delivery of this Agreement. The Partnership shall not enter into a side letter agreement with any Limited Partner which changes such Limited Partner’s rights or obligations hereunder or otherwise provides to such Limited Partner preferential treatment in connection with this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Limited Partnership Agreement as of December 4, 2007.

GENERAL PARTNER:

Dividend Capital GREFOF GP, LLC

By:	/S/ HOWARD J. MARGOLIS
Name:	Howard J. Margolis
Title:	President

SCHEDULE A

Last amended January 11, 2008

Limited Partners and Capital Contributions

Limited Partner	Capital Contribution	No. of Units
Howard J. Margolis

TOTAL	$

SCHEDULE B

Board of Directors

Robin Josephs – Independent Director

John Roberts, Jr. – Independent Director

Howard Margolis – Director

SCHEDULE C

Board of Director Functions

The Board of Directors of the Partnership (including where applicable law, regulations or policies of the Partnership require, the Independent Directors) shall have, without limitation, the following duties, responsibilities, powers and authority:

1.	To appoint and terminate the General Partner (solely in connection with the provision of investment advisory services to the Partnership), the Adviser, the Sub-Adviser, the Administrator, the Distributor and the independent public accountants of the Partnership and to approve related contractual arrangements in accordance with the provisions of the Investment Company Act.

2.	To establish the policies and procedures for determining the NAV of the Partnership and to review and adjust the determinations thereof by the Adviser.

3.	To approve all policies and procedures, including compliance policies and procedures, of the Partnership and of the General Partner, the Adviser, the Sub-Adviser and any transfer agent as and to the extent required by the Investment Company Act.

4.	To approve co-investments as contemplated by the compliance policies and procedures of the Partnership and the Adviser.

5.	To resolve conflicts of interest between the Partnership and Affiliates thereof.

6.	To authorize federal and state securities law filings by the Partnership.

7.	To consider and, if determined to be desirable, retain independent legal counsel for the Independent Directors.

8.	Approval of the payment of fees, the amount of allocations and the reimbursement of expenses to the General Partner, the Adviser, the Sub-Adviser, the Administrator, the Distributor and their affiliates.

9.	To approve the Chief Compliance Officer of the Partnership.

10.	To approve the custody arrangements of the Partnership and the persons authorized to instruct the custodian to have access to the Partnership’s assets.

11.	To approve insurance coverage and amounts for the Partnership and the Board of Directors.

12.	To make such other findings and grant such other approvals as deemed by the Board of Directors together with the advice of counsel to be necessary or desirable under the Investment Company Act.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information

January 11, 2008

Statement of Additional Information

Dividend Capital Global Real Estate Fund of Funds, L.P. (the “Partnership”) is a newly organized, non-diversified, closed-end management investment company. The Partnership’s investment objective is to seek capital appreciation through investments initially in real estate investment trusts (“REITs”) and other entities that invest a substantial portion of their assets in real estate and real estate-related assets, and eventually shifting all or substantially all of the assets into a portfolio of U.S.-related and global real estate private equity funds through a “fund of funds” structure. A fund of funds provides investors with a single portfolio comprised of interests in a group of underlying real estate private equity funds managed by third-party managers that, in the view of Black Creek FOF Advisor LLC, the investment adviser (the “Adviser”), exhibit, or have potential for, superior performance. There can be no assurance that the Partnership’s investment objective will be achieved.

The Partnership is offering units of limited partnership interests (each a “unit”), subject to the terms as set forth in the prospectus for the Partnership, dated     , 2008 (the “Prospectus”). Each holder of a unit is referred to herein as a “unitholder.”

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus. Investors should obtain and read the prospectus prior to purchasing units. A copy of the prospectus may be obtained, without charge, by calling the Partnership at (303) 228-2200.

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the “SEC”), Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated            , 2008.

INVESTMENT RESTRICTIONS

Fundamental Policies

The investment objective and the general investment policies and investment techniques of the Partnership are described in the Prospectus. The Partnership has also adopted the following fundamental investment restrictions, which cannot be changed without approval by vote of a “majority of the outstanding voting securities” of the Partnership, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a matter of fundamental policy, the Partnership may not:

(1) Issue senior securities or borrow money except to the extent permitted by the Investment Company Act; provided that, notwithstanding the foregoing, the Partnership may borrow up to an additional 5.00% of its total assets for temporary or emergency purposes;

(2) Act as an underwriter of securities of other issuers, except to the extent that the Partnership might be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of securities;

(3) Purchase or sell real estate, except that the Partnership may invest in securities of real estate companies, including, but not limited to, REITs, securities secured by real estate or interests therein (including commercial mortgage-backed securities (“CMBS”) and commercial mortgages) and funds that invest in real estate, and the Partnership may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Partnership’s ownership of such securities;

(4) Make loans, except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, CMBS, commercial real estate collateralized debt obligations (“CRE CDOs”), commercial mortgage loan participations or assignments, or other securities; or

(5) Purchase any security if, as a result, 25.00% or more of its total assets (taken at current value) would be invested in securities of issuers having their principal business activities in the same industry, except that the Partnership will invest greater than 25.00% of its total assets in securities of companies in the real estate industry.

Non-Fundamental Policies and Restrictions

In addition to the fundamental investment restrictions described above and the various general investment policies described in the Prospectus and elsewhere in this SAI, the Partnership will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors of the Partnership (the “Board”) without unitholder approval. As a matter of non-fundamental policy, the Partnership may not:

(1) Invest in securities of registered investment companies, except that the Partnership may (a) acquire securities of registered investment companies up to the limits permitted by Section 12(d)(1) of the Investment Company Act and the rules thereunder or any exemption granted under the Investment Company Act and (b) acquire securities of any registered investment company as part of a merger, consolidation, or similar transaction;

(2) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Partnership may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities;

(3) Purchase securities on margin, except as permitted by the Investment Company Act or any rule thereunder, any SEC or SEC staff interpretations thereof, or any exemptions therefrom which may be granted by the SEC;

(4) Engage in short sales except as permitted by the Investment Company Act or any rule thereunder, any SEC or SEC staff interpretations thereof, or any exemptions therefrom which may be granted by the SEC; or

(5) Change its policy on investing its net assets (plus the amount of any borrowings for investment purposes) in securities of companies principally engaged in the real estate industry or investing in the real estate industry, without notifying unitholders at least 60 days prior to the change.

In applying its fundamental and non-fundamental investment policies and restrictions, except with respect to the Partnership’s investment restrictions concerning the issuance of senior securities or borrowing, percentage restrictions on investment or utilization of assets is determined at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Partnership’s assets will not be considered a violation of the restriction.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Partnership’s investment objective, policies and strategies that are described in the prospectus. Except as otherwise provided, the Partnership’s investment policies are not fundamental and may be changed by the Board without the approval of the unitholders.

While the Partnership intends to invest all or substantially all of its capital in preferred and common equity securities, including partnership and membership interests, representing interests in, and joint ventures and co-investments with, U.S.-related and global real estate private equity funds (“Portfolio Funds”), the Partnership may, except as otherwise provided, invest in the types of securities and instruments listed below without limit.

Over the term of the Partnership, the Adviser intends to have a relatively low asset turnover ratio. Portfolio Fund investments are generally long term in nature, and the Partnership will not reinvest net cash proceeds from distributions of Portfolio Funds except as described in the Prospectus. Until such time as the Partnership is substantially invested in Portfolio Funds, however, the Partnership may have an asset turnover ratio that exceeds 100%. The Partnership intends to invest in Portfolio Funds within one year of the Final Closing, but it cannot predict the length of time that it will take to meet such investment objective. During the investment period, the assets of the Partnership will be invested in securities of varying maturities, but market conditions and investment opportunities in Portfolio Funds may lead the Partnership to reinvest or reallocate assets in non-Portfolio Fund investments as necessary. Accordingly, this is likely to result in higher turnover of the assets during the investment period. As Portfolio Fund investments are made, however, the asset turnover ratio is expected to decrease significantly and stabilize.

Cash Equivalents and Short-Term Debt Securities

During temporary defensive periods or in order to keep the Partnership’s cash fully invested, including during the period prior to investment in Portfolio Funds, the Partnership may invest in cash equivalents and short-term debt securities. Cash equivalents and short-term debt securities are defined to include, without limitation, the following:

Certificates of Deposit.    Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Partnership may not be fully insured by the Federal Deposit Insurance Corporation.

Repurchase Agreements.    In a repurchase agreement, the Partnership purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a partnership in connection with bankruptcy proceedings), the Partnership will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser.

Reverse Repurchase Agreements.    The Partnership may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Partnership with an agreement by the Partnership to repurchase the securities at an agreed upon price, date and interest payment. The use by the Partnership of reverse repurchase agreements involves many of the same risks of leverage described under “Risks—Financial Leverage,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Partnership enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Partnership designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Partnership; however, under circumstances in which the Partnership does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Partnership’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Partnership has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Partnership in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Partnership’s obligation to repurchase the securities, and the Partnership’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Partnership would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Commercial Paper.    Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flow receivables such as credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

Money Market Funds.    A money market fund is a type of mutual fund that is required by law to invest in low risk securities. Money market funds typically invest in government securities, certificates of deposits, commercial paper of companies and other highly liquid and low risk securities.

U.S. Government Securities

The Partnership may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when a Federal Reserve Bank strips the coupon payments and the principal payment from an outstanding U.S. Treasury security. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Investments in Real Estate Investment Vehicles

The Partnership may invest in a global portfolio of real estate equity securities (“Real Estate Equity Securities”) and real estate debt securities (“Real Estate Debt Securities”). Real Estate Equity Securities include, but are not limited to, common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts (“REITs”) or REIT-like structures, real estate operating companies and real estate developers. Real Estate Debt Securities include, but are not limited to, CMBS, CRE CDOs and other real estate asset-backed securities and commercial mortgage loan participations. With respect to Real Estate Debt Securities, the Partnership will not invest in securities rated lower than BBB-/Baa3. Information regarding securities ratings can be found in Appendix A attached to this SAI. Real Estate Equity Securities and Real Estate Debt Securities are collectively referred to herein as “Real Estate Securities.”

Real estate companies may include, but are not limited to, the following: real estate operating companies; REITs; hotel and hotel management companies; financial institutions that make or service mortgage loans; mortgages backed by commercial real estate; and pass-through trusts or other special purpose entities that issue CMBS and/or execute real estate financings or securitizations.

REITs are companies dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs.

Preferred Securities

The Partnership may invest in preferred securities issued by real estate companies, including REITs. The taxable preferred securities in which the Partnership may invest do not qualify for the dividends received deduction (the “DRD”) under Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”) and are not expected to provide significant benefits under the rules relating to “qualified dividend income.” The DRD generally allows corporations to deduct from their income 70% of dividends received. Individuals will generally be taxed at a maximum tax rate of 15.00% on qualified dividend income. Accordingly, any corporate shareholder who otherwise would qualify for the DRD, and any individual shareholder who otherwise would qualify to be taxed at a maximum tax rate of 15.00% on qualified dividend income, should assume that none of the distributions the shareholder receives from the Partnership attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

Commercial Mortgage-Backed Securities

The Partnership may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Partnership may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties.

Commercial Real Estate Collateralized Debt Obligations

The Partnership may invest in commercial real estate collateralized debt obligations (“CRE CDOs”). A CRE CDO is a trust typically collateralized by a combination of CMBS and REIT unsecured debt. CRE CDOs may also include real estate loans and other asset-backed securities as part of their collateral. CRE CDOs may charge management fees and administrative expenses.

The cash flows from a CRE CDO are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CRE CDO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CRE CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CRE CDO securities as a class.

In addition to the normal risks generally associated with real estate markets and the other risks discussed in this prospectus and this SAI, CRE CDOs are subject to the general structural and other risks associated with collateralized debt obligations. The risk of an investment in a CRE CDO and other asset-backed securities depends largely on the class of the CRE CDO in which the Partnership invests. Normally, CRE CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CRE CDOs may be characterized by the Partnership as illiquid securities, however an active dealer market may exist for CRE CDOs allowing for a CRE CDO to qualify for Rule 144A transactions. CRE CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the underlying collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Partnership may invest in CRE CDO tranches that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted and Illiquid Securities

The Partnership may invest in securities that have not been registered under the 1933 Act and are not readily marketable. Generally, there will be a lapse of time between the Partnership’s decision to sell any such security and the registration, if any, of the security permitting sale or obtaining other necessary approvals to sell the security. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Partnership may not be able to readily dispose of such securities at prices that approximate those at which the Partnership could sell such securities if they were more widely traded and, as a result of such illiquidity, the Partnership may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Partnership may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Partnership pursuant to Rule 144A, the Partnership intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Sub-Adviser will monitor carefully the Partnership’s investments in such securities, if any, with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Partnership’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Foreign Securities

The Partnership may invest in the securities of foreign issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions

The Partnership may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Partnership may use currency forward contracts for any purpose consistent with its investment objectives.

Although the partnership does not intend to hedge against currency exchange risk, the following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Partnership. The Partnership may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A “settlement hedge” or “transaction hedge” is designed to protect the Partnership against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Partnership in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser has not yet selected specific investments.

The Partnership may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Partnership owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Partnership could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Partnership may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Partnership had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Partnership to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on the Adviser’s skill in analyzing currency values. Currency management strategies may substantially change the Partnership’s investment exposure to changes in currency exchange rates and could result in losses to the Partnership if currencies do not perform as the Adviser anticipates. For example, if a currency’s value rose at a time when the Adviser had hedged the Partnership by selling that currency in exchange for dollars, the Partnership would not participate in the currency’s appreciation. If the Adviser hedges currency exposure through proxy hedges, the Partnership could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases the Partnership’s exposure to a foreign currency and that currency’s value declines, the Partnership will realize a loss. There is no assurance that the Adviser’s use of currency management strategies will be advantageous to the Partnership or that it will hedge at appropriate times.

Other Registered Investment Companies

The Partnership may invest, to the extent permitted by the limits of Section 12(d)(1) of the Investment Company Act, in securities of other open- or closed-end registered investment companies, including exchange traded funds, that invest primarily in real estate-related securities of the types in which the Partnership may invest directly. As a shareholder in a registered investment company, the Partnership would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Partnership’s advisory and other fees and expenses with respect to assets so invested. Unitholders would therefore be subject to additional expenses to the extent the Partnership invests in other registered investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in a registered investment company relative to available bond investments. The securities of other registered investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Partnership is subject. As described in the Prospectus in the sections entitled “Financial Leverage” and “Risks— Financial Leverage,” the net asset value and market value of leveraged shares will be more volatile and the yield to unitholders will tend to fluctuate more than the yield generated by unleveraged shares. Registered investment companies may have investment policies that differ from those of the Partnership. In addition, to the extent the Partnership invests in other registered investment companies, the Partnership will be dependent upon the investment and research abilities of persons other than the General Partner, the Adviser and the Sub-Adviser.

Strategic Transactions and Risk Management

Consistent with its investment objective and policies set forth herein and in its prospectus, the Partnership may enter into certain transactions to manage the Partnership’s risks and to seek to increase the Partnership’s returns. In particular, the Partnership may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various derivative transactions (collectively, “Strategic Transactions”). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Partnership’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Partnership’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Partnership to manage them successfully will depend on the Adviser’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Partnership may use are described below. Although the Partnership recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Partnership may seek to use these strategies in certain circumstances.

Asset Coverage for Futures and Options Positions.    The Partnership may enter into certain transactions, including futures and options positions, which can be viewed as constituting a form of borrowing or leveraging transaction by the Partnership. To the extent the Partnership covers its commitment under such transactions by the segregation or “earmarking” of assets or by entering into offsetting transactions, determined in accordance with procedures adopted by the Directors, equal in value to the amount of the Partnership’s commitment, such a transaction will not be considered a “senior security” by the Partnership and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Partnership.

With respect to futures contracts that are not legally required to “cash settle,” the Partnership may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Partnership is permitted to set aside or “earmark” liquid assets in an amount equal to the Partnership’s daily marked-to-market (net) obligation, if any, (in other words, the Partnership’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Partnership will have the ability to employ leverage to a greater extent than if the Partnership were required to segregate assets equal to the full market value of the futures contract.

Purchasing Put and Call Options.    By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.    The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, the Partnership will be required to make margin payments to a futures commission merchant (“FCM”) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-the-Counter Options.    Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the counter party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, over-the-counter options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts.    In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before the delivery date if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Partnership’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Partnership sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments.    The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Partnership’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Partnership, the Partnership may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Partnership.

The Partnership will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The Partnership intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Partnership can commit assets to initial margin deposits and option premiums.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Partnership’s current or anticipated investments exactly. The Partnership may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which the Partnership typically invests, which involves a risk that the options or futures position will not track the performance of the Partnership’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Partnership’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Partnership may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Partnership’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions and potentially could require the Partnership to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Partnership’s access to other assets held to cover its options or futures positions could also be impaired.

Swap Agreements.    Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors, including changes in interest rates related to the Partnership’s borrowing. Depending on their structure, swap agreements may increase or decrease the Partnership’s exposure to changes in long or short-term interest rates, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Partnership’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Partnership’s investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate or other factors that determine the amounts of payments due to and from the Partnership. If a swap agreement calls for payments by the Partnership, the Partnership must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Partnership may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

The Partnership will maintain appropriate liquid assets in a segregated custodial account or otherwise “earmark” liquid assets to cover its current obligations under swap agreements. If the Partnership enters into a swap agreement on a net basis, it will segregate or “earmark” assets with a daily value at least equal to the excess, if any, of the Partnership’s accrued obligations under the swap agreement over the accrued amount the Partnership is entitled to receive under the agreement. If the Partnership enters into a swap agreement on other than a net basis, it will segregate or “earmark” assets with a value equal to the full amount of the Partnership’s accrued obligations under the agreement.

The Partnership may seek to gain exposure to the global real estate market by utilizing total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In a typical total return swap agreement, the Partnership will receive the dividend and the price appreciation (or depreciation) of a Real Estate Security, basket of Real Estate Securities or Real Estate Securities index (or portion thereof), from a counterparty in exchange for paying the counterparty an agreed-upon fee. The use of total return swap agreements may effectively add leverage to the Partnership’s portfolio because, in addition to its net assets, the Partnership would be subject to investment exposure on the notional amount of the swap.

The Partnership may enter into credit default swap agreements. A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to be “long” a third party credit risk and the other party (the “buyer”) to be “short” the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. If a default event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Partnership may be either the buyer or seller in a credit default swap transaction. If the Partnership is a buyer and no default event occurs, the Partnership will lose its investment and recover nothing. However, if a default event occurs, the Partnership (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Partnership receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Partnership had invested in the reference obligation directly.

Swaps must meet certain conditions to qualify from exemptions from regulation as futures contracts and to avoid registration under the 1933 Act. Future regulation could change the treatment of swaps under the federal securities or commodities laws.

When Issued and Forward Commitment Securities

The Partnership may purchase securities on a “when issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Partnership will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Partnership disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Partnership enters into a transaction on a when issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Partnership. There is always a risk that the securities may not be delivered and that the Partnership may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Partnership as when issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when issued basis may expose the Partnership to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when issued basis when the Partnership is fully invested may result in greater potential fluctuation in the value of the Partnership’s net assets and its net asset value per share.

MANAGEMENT OF THE PARTNERSHIP

The Board

The business and affairs of the Partnership are managed under the direction of the Board. The Board approves all significant agreements between the Partnership and persons or companies furnishing services to it, including the Partnership’s agreements with the Adviser, the Sub-Adviser, administrator, custodian and transfer agent and the retention of the General Partner under the Partnership Agreement to provide advisory services to the Partnership.

The Directors and Officers

The management of the Partnership’s day-to-day operations is delegated to its officers, the General Partner and the Adviser, subject always to the investment objective and policies of the Partnership and to the general supervision of the Board. The business address of the Partnership, the General Partner, the Adviser, the Sub-Adviser and the directors and officers is 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

The following is a list of the Directors of the Partnership, their age, their present position, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Dividend Capital fund complex (“Fund Complex”), and their other directorships.

Name, Address, Age and Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director Outside the Fund Complex
INDEPENDENT DIRECTORS:
Robin Josephs (47)	Since December 2007	Starwood Capital Group, Managing Director (07/2005 — 1/2007).	1	iStar Financial (1998 — Present), Plum Creek Timber (2004 — Present)

John Roberts, Jr. (44)	Since December 2007	AMB Capital Partners, President (05/1997 — Present).	1	N/A
INTERESTED DIRECTORS:
Howard J. Margolis (42)	Since May 2007	Black Creek Capital, Managing Director (since 08/2006); formerly, Government of Singapore Investment Corporation, Senior Vice President — Real Estate (05/2003 — 07/2006); UBS Investment Banking, Executive Director — Real Estate (05/1996 — 04/2003).	1	N/A

*	Includes the Partnership.

**	“Interested person” of the Partnership as defined in the Investment Company Act.

The officers of the Partnership, their age, position and principal occupations for at least the past five years are set forth below.

Name and Age	Title	Principal Occupation During the Past Five Years and Other Affiliations
Howard Margolis (42)	President and Treasurer	Black Creek Capital, Managing Director (since 08/2006); formerly, Government of Singapore Investment Corporation, Senior Vice President — Real Estate (05/2003 — 07/2006); UBS Investment Banking, Executive Director — Real Estate
(05/1996 — 04/2003).

Derek Mullins (34)	Secretary and Assistant Treasurer	Dividend Capital Investments LLC, Director of Operations (since 01/2007); and Manager of Fund Operations (11/2004 to 12/2006); formerly, ALPS Mutual Funds Services Inc., Manager of Fund Administration (11/2003 — 10/2004) and Fund Controller (01/1999 — 10/2003); Secretary and Assistant Treasurer of other Dividend Capital Sponsored Closed-End Funds.

Stuart Baldwin (27)	Vice President and Assistant Secretary	Black Creek Capital, Associate (since 09/2006); Credit Suisse First Boston, Analyst (7/2003 — 7/2006).

Richard Grove (38)	Chief Compliance Officer	Dividend Capital Investments LLC, Vice President and Chief Compliance Officer (since 08/2007); Madison Capital Advisors, LLC, Vice President and Chief Compliance Officer (05/2005 — 07/2007); Janus Capital Group, Assistant Vice President of Compliance (01/2005 — 04/2005); Janus Capital Group, Director of Compliance
(02/2002 — 01/2005); Chief Compliance Officer of other Dividend Capital Sponsored Closed-End Funds.

Compensation of Directors and Certain Officers

The following table sets forth estimated information regarding compensation the Partnership expects to pay Directors each fiscal year. Directors who are “interested persons” of the Partnership, as defined in the Investment Company Act, do not receive any compensation from the Partnership or any other fund in the Fund Complex that is a U.S. registered investment company. Each of the other Directors (the “Independent Directors”) is paid an annual retainer of $16,000, paid quarterly and a fee of $2,000 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. Each Independent Director is paid $1,000 for any telephonic meeting attended. In addition, the Chairman of the Board is paid an additional annual retainer of $10,000, paid in quarterly installments. In the column headed “Total Compensation from the Partnership and Fund Complex Paid to Directors,” the compensation paid to each Director represents the aggregate amount anticipated to be paid to each Director by the Partnership, which is the only fund in the fund complex. The Directors do not receive any pension or retirement benefits from the Fund Complex.

Name of Board Member	Estimated Compensation from the Partnership	Total Compensation from the Partnership and Fund Complex Paid to Directors
Howard Margolis	$0	$0
Robin Josephs	$24,000	$24,000
John Roberts, Jr.	$34,000	$34,000

Independent Director Committee

The Board has one standing committee, the Independent Director Committee, which is composed of all of the Independent Directors and serves the functions of typical audit committees and nominating and governance committees.

Audit Purposes.    The audit related functions of the Independent Director Committee include assisting with Board oversight of the Partnership’s accounting and financial reporting process and its internal controls. In particular, the Independent Director Committee will monitor and oversee the integrity of the Partnership’s financial statements, the Partnership’s compliance with legal and regulatory requirements, the selection, retention, qualification and independence of the Partnership’s independent auditors, and the performance of the Partnership’s internal control systems.

Nominating and Governance Purposes.    The main nominating and governance functions of the Independent Director Committee are to identify individuals qualified to become members of the Board in the event that a position is vacated or created, to select the Director nominees for the future Board elections and to set any necessary standards or qualifications for service on the Board. The Independent Director Committee will also review Directors’ compensation and recommend Independent Director’s counsel and Partnership legal counsel. The Independent Director Committee will consider nominees properly recommended by the unitholders. As the Partnership is a recently organized closed-end management investment company, no meetings of the above committee have been held in the current fiscal year, other than approving the Partnership’s auditors at the organizational meeting of the Partnership.

Director Holdings in the Partnership and Fund Complex

No Director owns units in the Partnership, which is the only fund in the Fund Complex.

Name of Director	Dollar Range of Equity Securities in the Partnership	Aggregate Dollar Range of Equity Securities Overseen by Directors in the Family of Registered Investment Companies
Howard Margolis	0	0
John Roberts Jr.	0	0
Robin Josephs	0	0

No Independent Director, and no immediate family members of the Independent Directors, own any securities issued by the Partnership, or any person or entity (other than the Partnership) directly or indirectly controlling, controlled by, or under common control with the Partnership.

Prior to this offering, all of the outstanding units of the Partnership were owned by the Adviser. Accordingly, the Directors and officers of the Partnership as a group did not own any units of the Partnership as of the date of this SAI.

The Investment Adviser and Administrator

Black Creek FOF Advisor LLC, located at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, serves as the investment adviser and administrator to the Partnership. The Adviser directs the investment of the Partnership’s assets, subject at all times to the supervision of the Board. The Adviser conducts investment research and supervision for the Partnership. The Adviser was organized as a Delaware limited liability company in April 20, 2007 and is registered with the SEC as an investment adviser. The Adviser is an affiliate of DCG.

Under its Investment Advisory Agreement with the Partnership, the Adviser furnishes an investment program for the Partnership’s portfolio, makes the day-to-day investment decisions for the Partnership, and generally manages the Partnership’s investments in accordance with the stated policies of the Partnership, subject to the general supervision of the General Partner and the Board. The Adviser also may provide persons satisfactory to the Board to serve as officers of the Partnership. Such officers, as well as certain other employees and members of the Board, may be directors, members, officers or employees of the Adviser or its affiliates, and the Partnership may bear a portion of the expense of officers of the Partnership supplied by the Adviser or otherwise compensate the Adviser for the services of such officers. The Partnership will pay the Adviser an advisory fee, payable monthly in arrears, in an amount equal to 1.50% of Contributed Capital until the end of the first anniversary of the Final Closing, and thereafter at an annual rate of 1.50% of Contributed Capital less Contributed Capital returned to unitholders.

The Investment Advisory Agreements contain an arbitration provision that provides that any dispute, controversy or claim arising between the parties relating to the Investment Advisory Agreements (whether under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then current rules of the American Arbitration Association (“AAA”). Any matter to be settled by arbitration shall be submitted to the AAA in Denver, Colorado and all awards rendered in such proceedings are binding on the parties.

In addition, the Adviser also performs, or causes to be performed, certain administrative functions for the Partnership under an Administration Agreement (the “Administration Agreement”). The administrative services provided by the Adviser include, but are not limited to: (a) coordinate contractual relationships and communications between the Partnership and its contractual service providers; (b) coordinate printing of the Partnership’s annual and semi-annual shareholder reports; (c) monitor the Partnership’s compliance with Internal Revenue Code, Commission and prospectus requirements; (d) prepare, coordinate with the Partnership’s counsel and coordinate the filing with the Commission: Post-Effective Amendments to the Partnership’s Registration Statement and supplements to or revisions of the Partnership’s prospectus and statement of additional information; “shelf” registrations; the preparation and assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the Securities and Exchange Act of 1934 Act and Section 30(h) of the Investment Company Act for the officers and Directors of the Partnership, such filings to be based on information provided by those persons; (e) assist in the preparation of notices of meetings of limited partners, if any; (f) assist in obtaining the fidelity bond and Directors’ and officers’ errors and omissions insurance policies for the Partnership in accordance with the requirements of Rules 17g-1 and 17d-1(d)(7), respectively, under the Investment Company Act as such bond and policies are approved by the Board; (g) monitor the Partnership’s assets to assure adequate fidelity bond coverage is maintained; (h) draft agendas and resolutions for quarterly and special board and committee meetings; (i) coordinate the preparation, assembly and distribution of board and committee materials; (j) provide officers to the Partnership’s Board and attend board and committee meetings and draft minutes thereof; (k) maintain the Partnership’s calendar to assure compliance with various filing and board approval deadlines; (l) maintain and oversee the Partnership’s compliance program; (m) furnish the Partnership office space in the offices of Dividend Capital, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the Partnership; (n) assist the Partnership in the handling of Commission examination and responses thereto; (o) perform clerical, bookkeeping and all other administrative services not provided by the Partnership’s other service providers; (p) calculate net asset value; and (q) serve as liaison between the Partnership and each of its service providers. For its services pursuant to the Administration Agreement, the Partnership will pay the Adviser a fee, payable monthly in arrears, in an amount equal to 0.25% of Contributed Capital.

The Adviser will engage ALPS Fund Services, Inc. (“ALPS”) to act as a sub-administrator and transfer agent. Under the agreement with ALPS, ALPS will calculate the net asset value of the Partnership, perform investor record keeping services and perform certain other administrative services for the Partnership. ALPS will be compensated by the Adviser (not by the Partnership) for providing these services.

The Investment Sub-Adviser

Dividend Capital Investments LLC (the “Sub-Adviser”), located at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, serves as the investment sub-adviser to the Partnership. The Adviser has delegated the management of the non-Portfolio Fund assets of the Partnership to the Sub-Adviser pursuant to a Sub-Investment Advisory Agreement with the Adviser and Partnership, subject at all times to the supervision of the Board and the Adviser. The Sub-Adviser was organized as a Delaware limited liability company on July 9, 2003 and is registered with the SEC as an investment adviser. The Sub-Adviser is an affiliate of DCG. The Adviser will pay, out of its own assets, the sub-advisory fee to the Sub-Adviser for the management of the Partnership’s non-Portfolio Fund investments according to a schedule.

The General Partner

The Partnership’s sole general partner is Dividend Capital GREFOF GP, LLC, a Delaware limited liability company, and an affiliate of the Adviser, Sub-Adviser and Partnership (the “General Partner”). The Board has appointed the General Partner to develop the Partnership’s investment program, to recommend to the Board affiliated investment advisory personnel/firms to provide day-to-day management services to the Partnership and to provide the Board with reports and other information evaluating the Partnership’s overall strategy, execution and investment performance.

Partnership Expenses

In addition to the investment advisory fee, the administrative fee payable to the Adviser and the Partnership’s share of the legal and other offering expenses (other than underwriting commission), the Partnership will also bear all other third-party and out-of-pocket costs of third-parties (including the General Partner and any investment advisers) and all other expenses that are not specifically assumed by the Adviser or Administrator under the Investment Advisory Agreement and Administration Agreements related to the Partnership’s day-to-day activities and operations. These expenses may include, without limitation, legal and audit expenses; borrowing expenses; interest; taxes; governmental fees; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Partnership and any losses incurred in connection therewith; fees of custodians; expenses of registering and qualifying limited partnership units for sale under applicable federal laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to the unitholders; costs relating to meetings of the Partnership and its Board; compensation and expenses of the Independent Directors; and insurance covering the Partnership and its respective officers and Directors; blue sky fees; and the costs associated with the evaluation and acquisition of potential investments. The Partnership is also liable for such nonrecurring expenses as may arise, including litigation to which the Partnership may be party. The Partnership may also have an obligation to indemnify its Directors and officers with respect to any such litigation.

The Partnership may, if approved by a majority of the Independent Directors, reimburse the Adviser for out of pocket expenses incurred in connection with providing investment advisory services pursuant to this Agreement (including, without limitation, travel and other expenses incurred in connection with evaluation, developing, diligencing, structuring, acquiring, owning, financing, hedging, disposing of or otherwise dealing with the Partnership’s investments); provided, that the Adviser shall bear all expenses relating to the general operation of its business (including, without limitation, administrative, employee, office and insurance expenses and rent).

Code of Ethics

The Partnership, the General Partner, the Adviser and the Sub-Adviser have adopted codes of ethics in compliance with Rule 17j-1 under the Investment Company Act. Subject to certain limitations, each code of ethics permits investment personnel to invest in securities, including securities that may be purchased or held by the Partnership, for their own accounts. Each code of ethics establishes procedures for personal investing, restricts certain transactions and places restrictions on the timing of personal investing in relation to portfolio transactions by the Partnership.

These codes of ethics can be reviewed or copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. These codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed

The following tables provide information about the registered investment companies, other pooled investment vehicles and other accounts managed by members of the General Partner’s, the Adviser’s or Sub-Adviser’s management teams (each a “Manager”) who are primarily responsible for the day-to-day management of the Partnership.

As of September 30, 2007, Messrs. Margolis, Moran and Song managed or was a member of the management team for the following client accounts:

Name	Type of Account	Number of Accounts		Total Assets of All Accounts (in millions)
Mr. Margolis
	Other Registered Investment Companies	0		$0
	Other Pooled Investment Vehicles	1	*	$0
	Other Accounts	0		$0
Mr. Moran
	Other Registered Investment Companies	0		$0
	Other Pooled Investment Vehicles	0		$0
	Other Accounts	0		$0
Mr. Song
	Other Registered Investment Companies	3		$363
	Other Pooled Investment Vehicles	3	*	$26	**
	Other Accounts	5		$522

*	Includes Black Creek Global Real Estate Fund of Funds, L.P. (the “Private Fund”), another fund of funds that is being offered contemporaneously with the Partnership in order to accommodate tax-related and other considerations of targeted investors that, among other things, will invest with the Partnership in Portfolio Funds. This vehicle is in process of being raised and therefore does not have a number for total assets.

**	One account managed by Mr. Song charges a performance fee.

Certain members of the Sub-Adviser manage other investment companies, pooled investment vehicles or accounts. The following tables provide information about the registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Members as of September 30, 2007.

Name	Type of Account	Number of Accounts		Total Assets of All Accounts (in millions)
Mr. Song
	Other Registered Investment Companies	3		$363
	Other Pooled Investment Vehicles	3	*	$26	**
	Other Accounts	5		$522
Amitabh Godha
	Other Registered Investment Companies	3		$363
	Other Pooled Investment Vehicles	2	*	$15
	Other Accounts	5		$522
Karen Kulvin
	Other Registered Investment Companies	3		$363
	Other Pooled Investment Vehicles	2	*	$15
	Other Accounts	5		$522
Jeff Taylor
	Other Registered Investment Companies	3		$363
	Other Pooled Investment Vehicles	2	*	$15
	Other Accounts	5		$522

*	Includes Black Creek Global Real Estate Fund of Funds, L.P. (the “Private Fund”), another fund of funds that is being offered contemporaneously with the Partnership in order to accommodate tax-related and other considerations of targeted investors that, among other things, will invest with the Partnership in Portfolio Funds. This vehicle is in process of being raised and therefore does not have a number for total assets.

**	One account managed by Mr. Song charges a performance fee.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the management team’s management of the investments of the Partnership, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Partnership or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Partnership. The other accounts might also have different investment objectives or strategies than the Partnership.

Knowledge and Timing of Partnership Trades.    A potential conflict of interest may arise as a result of the management team’s day-to-day management of the Partnership. Because of their positions with the General Partner, the Adviser, the Sub-Adviser and the Partnership, each Manager knows the size, timing and possible market impact of the Partnership’s trades. It is theoretically possible that the Managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Partnership.

Investment Opportunities.    A potential conflict of interest may arise as result of a Manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Partnership and other accounts managed by a Manager, but may not be available in sufficient quantities for both the Partnership and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Partnership and another account.

Investment decisions for the Partnership are made independently from those of other clients. If, however, the Partnership desires to invest in the same Portfolio Fund as another client, the available investment will be allocated equitably, generally pro rata according to the relative amount of assets the Partnership and the one or more other clients have available to invest, but also taking into consideration the percentage of the Partnership’s or other client’s portfolio that would be represented by the investment and the amount of exposure to the investment that is appropriate for the Partnership or the other client, as the case may be. Decisions in this regard are necessarily subjective and there is no requirement that the Partnership participate, or participate to the same extent as the other client, in all investments. This process may adversely affect the amount the Partnership will be able to invest in a Portfolio Fund.

Portfolio Management Compensation

The objective of the Adviser’s and Sub-Adviser’s portfolio compensation programs is to provide pay and long-term compensation for its employees that is competitive with the mutual fund/investment advisory market relative to their size and geographical location. Members of the management team participate in a compensation program that includes base salary, the potential for a discretionary bonus and the potential for long-term incentives. Compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained investment performance.

Base Salary.    Each Manager is paid a base salary. In setting the base salary, management’s intention is to be competitive in light of a Manager’s experience and responsibilities. The base salary is also a function of industry salary rates and individual performance as measured against annual goals.

Annual Bonus.    Each Manager is eligible to receive an annual cash bonus that may be equal to as much as 200% of his/her annual base salary. This bonus is determined by a Manager’s contribution to investment management results consistent with the Partnership’s stated investment objectives as well as other qualitative and quantitative factors taken into consideration.

Long-Term Incentive Program.    Each Manager has the potential to participate in a long-term incentive program which may include an equity ownership program. Equity ownership is awarded based on individual contributions to the Adviser’s or Sub-Adviser’s business and the long-term potential of that individual to the Adviser or the Sub-Adviser.

Securities Ownership of Portfolio Management

The Partnership is a newly organized investment company. Accordingly, as of the date of this SAI, none of the Managers beneficially owns any securities issued by the Partnership.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As of the date of this SAI, the Partnership has not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

The Adviser and Partnership intend to use the established relationships of its portfolio managers and affiliates with fund managers and placement agents to help source the best Portfolio Funds in which to invest. In addition to the funds that will be in the marketing phase while the Partnership is investing in Portfolio Funds, the portfolio managers and affiliates of the Partnership believe they have a favorable reputation with fund managers from past investment experience in real estate private equity funds which may provide separate joint venture opportunities or co-investment opportunities that are too large for the related Portfolio Fund. The Partnership intends to follow the selection process described in the “Investment Process” section of the Prospectus to analyze and underwrite potential investments.

Purchases of Portfolio Fund investments generally will be made directly from the Portfolio Fund and will not involve the use of a broker or dealer.

Subject to the supervision of the Directors, the Sub-Adviser is responsible for decisions to buy and sell Non-Portfolio Fund securities for the Partnership and negotiation of its brokerage commission rates. Transactions on U.S. stock exchanges involve the payment by the Partnership of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Partnership usually includes an undisclosed dealer commission or markup. In over-the-counter markets, the Partnership intends to deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Partnership may buy securities from or sell securities to dealers acting as principal, except dealers with which the Partnership’s Directors and/or officers are affiliated. In certain instances, the Partnership may make purchases of underwritten issues at prices that include underwriting fees.

In selecting a broker to execute each particular Non-Portfolio Fund transaction, the Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Partnership on a continuing basis. As such, the cost of the brokerage commissions to the Partnership in any Non-Portfolio Fund transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), and subject to such policies and procedures as the Directors may determine, the Adviser or Sub-Adviser may cause the Partnership to pay a broker or dealer that provides “brokerage and research services” (as defined under 1934 Act) to the Adviser or Sub-Adviser an amount of commission for effecting a securities transaction for the Partnership in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser or Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser’s or Sub-Adviser overall responsibilities to the Partnership and its other clients. The Adviser or Sub-Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser or Sub-Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers.

The investment management fee paid by the Partnership to the Adviser is not reduced as a consequence of the Adviser’s receipt of any research and investment information provided by executing brokers; however, the Adviser or Sub-Adviser may, through the use of the research, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff. The research received may be useful and of value to the Adviser in serving both the Partnership and other clients of the Adviser or Sub-Adviser; accordingly, not all of the research provided by brokers through which the Partnership effects securities transactions may be used by the Adviser or Sub-Adviser in connection with the Partnership.

From time to time, the Partnership may use Dividend Capital Securities LLC as a broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the Partnership to pay Dividend Capital Securities LLC any commission for effecting a securities transaction for the Partnership in excess of the usual and customary amount other broker-dealers would have charged for the transaction. Rule 17e-1 under the Investment Company Act defines “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” Section 11(a) of the 1934 Act prohibits Dividend Capital Securities LLC from executing transactions on an exchange for the Partnership except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Dividend Capital Securities LLC, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the Partnership on that exchange only if the Partnership expressly consents by written contract.

The Adviser and Sub-Adviser may also select other brokers to execute portfolio transactions. In the over-the-counter market, the Partnership will generally deal with responsible primary market makers unless a more favorable execution can otherwise be obtained through brokers.

The Partnership may not buy securities from, or sell securities to, an affiliate acting as principal. The Board has adopted procedures in conformity with Rule 10f-3 under the Investment Company Act whereby the Partnership may purchase securities that are offered in underwritings in which affiliates are participants.

PROXY VOTING POLICIES AND PROCEDURES

The Partnership is required to disclose information concerning the Partnership’s proxy voting policies and procedures to unitholders. The Board has delegated to the Adviser responsibility for decisions regarding proxy voting for investments in Portfolio Funds owned by the Partnership. The Adviser (or Sub-Adviser for Non-Portfolio Fund securities under its management) will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix B to this SAI. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.

Information regarding how the Partnership voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available without charge, upon request; by calling (866) 324-7348 and on the Securities and Exchange Commission’s website (http://www.sec.gov).

LEVERAGE

The Partnership reserves the flexibility to issue debt securities or engage in borrowings to add leverage to its portfolio to the extent permitted under the Investment Company Act. The Partnership may also enter derivatives transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage. To the extent that the Partnership uses leverage, it would seek to obtain a higher return for unitholders than if the Partnership did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Partnership’s investment portfolio and potentially larger losses than if the strategies were not used.

If there is a net decrease (or increase) in the value of the Partnership’s investment portfolio, any leverage would decrease (or increase) the net asset value per unit to a greater extent than if the Partnership were not leveraged. Fees and expenses paid by the Partnership, including costs associated with borrowings or other forms of leverage utilized by the Partnership, are borne entirely by the unitholders.

Under the Investment Company Act, the Partnership generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless, immediately after the financing giving rise to the borrowing, the value of the Partnership’s total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Partnership’s total assets). In addition, the Partnership is not permitted to declare any cash dividend or other distribution on its units unless, at the time of such declaration, the value of the Partnership’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Partnership enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Derivative instruments used by the Partnership will not constitute senior securities (and will not be subject to the Partnership’s limitations on borrowings) to the extent that the Partnership segregates or “earmarks” liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations.

The Partnership may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Partnership securities.

Leverage Risk

Utilization of leverage is a speculative investment technique and would involve certain risks to the unitholders. These include the possibility of higher volatility of the net asset value of the units. So long as the Partnership is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage would be to cause unitholders to realize a higher current net investment income than if the Partnership were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Partnership’s investment portfolio, the benefit of leverage to unitholders would be reduced, and if the then current cost of any leverage were to exceed the net return on the Partnership’s portfolio, the Partnership’s leveraged capital structure would result in a lower rate of return to unitholders than if the Partnership were not so leveraged.

Any decline in the net asset value of the Partnership’s investments would be borne entirely by unitholders. Therefore, if the market value of the Partnership’s portfolio declines, the leverage would result in a greater decrease in net asset value to unitholders than if the Partnership were not leveraged.

The Partnership may enter into derivative transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. If the Partnership uses derivatives for leverage, investments in the Partnership would tend to be more volatile, resulting in larger gains or losses in response to market changes. The Partnership manages some of its derivative positions by segregating or “earmarking” an amount of cash or liquid securities equal to the face value of the positions. The Partnership may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Partnership does not segregate or “earmark” liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as “borrowings” for purposes of the requirement under the Investment Company Act that the Partnership may not enter into any such transaction if the Partnership’s borrowings would thereby exceed 33 1/3 of its total assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Partnership may perform as if it is leveraged.

TAXATION

The following is a discussion of certain U.S. federal income tax considerations to U.S. persons who purchase units in the offering. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, administrative rulings and pronouncements of the Internal Revenue Service (the “Service”) and judicial decisions, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. The discussion does not purport to describe all of the U.S. federal income tax considerations applicable to the Partnership or that may be relevant to a particular investor in view of such investor’s particular circumstances and, except to the extent provided below, is not directed to investors subject to special treatment under U.S. federal income tax laws, such as banks, dealers in securities, insurance companies, tax-exempt entities and non-U.S. persons. Tax exempt entities and non-U.S. persons are strongly urged to consult their tax advisors regarding the tax consequences of investing in the Partnership. In addition, this discussion does not discuss any aspect of state, local or foreign tax law and assumes that investors will hold their interests in the Partnership as capital assets within the meaning of Section 1221 of the Code.

The tax treatment of unitholders in a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) that is an investor in the Partnership generally depends on the status of the unitholder, rather than the Partnership, and is not specifically addressed herein.

No advance rulings have been or will be sought from the Service regarding any matter discussed herein, and counsel to the Partnership has not rendered any opinion with respect to any of the U.S. federal income tax considerations relating to the Partnership or an investment therein. No assurance can be given that the Service would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Accordingly, prospective investors are urged to consult their tax advisors to determine the U.S. federal income tax consequences to them of acquiring, holding and disposing of units in the Partnership, as well as the effects of the state, local and non-U.S. tax laws.

It is generally expected that a number of the U.S.-based Portfolio Funds in which the Partnership invests will be treated as partnerships for U.S. federal income tax purposes, although as the Partnership has not yet made any investments, there is no guaranty that will be the case. Consequently, the Partnership’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Portfolio Funds. Thus, any reference to, and description of the U.S. federal income tax aspects of, the Partnership’s investment practices and activities, in effect, take into account the investment practices and activities of such Portfolio Funds. Because the exact nature of the Portfolio Funds’ investments is not known at this time, it is not possible to address the specific tax consequences of the Partnership’s investments. Accordingly, the following discussion is intended as a general guide only.

For purposes of the following discussion, a U.S. person is a person who is or that is (i) a citizen or resident of the United States; (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (a) the administration over which a U.S. court can exercise primary supervision and (b) all of the substantial decisions of which one or more U.S. persons have the authority to control. A “non-U.S. person” is a person who is not a U.S. person.

Classification of the Partnership.    The Partnership believes that under present law it will be treated, for U.S. federal income tax purposes, as a partnership and not as an association or publicly traded partnership taxable as a corporation. The Partnership will be organized as a limited partnership under local law. A limited partnership, absent an affirmative election to be treated otherwise, is generally treated as a partnership for U.S. federal income tax purposes. The Partnership believes that it will not be treated as a publicly-traded partnership taxable as a corporation because neither the Partnership, nor any of its affiliates, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose and the Partnership Agreement imposes significant restrictions on transfers of units.

If, however, for any reason the Partnership or the Portfolio Funds in which the Partnership invests (that are intended to be treated as partnerships for U.S. federal income tax purposes) were treated as a corporation for U.S. federal income tax purposes, material adverse consequences for the investors would result. A partnership (such as the Partnership) that has registered under the Investment Company Act would be treated as a corporation for U.S. federal income tax purposes if it were a publicly traded partnership. A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). Neither the Partnership, nor any of its affiliates, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose. In addition, the Partnership Agreement imposes significant restrictions on transfers of units. The discussion below assumes that the Partnership and the Portfolio Funds in which the Partnership invests will be treated, for U.S. federal income tax purposes, as a partnership.

Taxation of Investors.    As a partnership for tax purposes, the Partnership is not itself subject to U.S. federal income tax. Rather, each investor in computing its U.S. federal income tax liability for a taxable year will be required to take into account its allocable share of items of Partnership income, gain, loss, deduction and credit for the taxable year of the Partnership ending within or with the taxable year of such investor, regardless of whether the investor has received any distributions from the Partnership. The characterization of an item of Partnership income, gain, loss, deduction or credit will generally be determined at the Partnership (rather than at the investor) level.

Allocation of Profits and Losses.    For each calendar year of the Partnership, investors will be allocated their proportionate shares of the Partnership’s items of income, gain, loss, deduction and credit. An investor’s allocable share of such items will be determined by the Partnership Agreement, provided such allocations either have “substantial economic effect” or are determined to be in accordance with the investor’s interest in the Partnership. If the allocations provided by the Partnership Agreement were successfully challenged by the Service, the redetermination of the allocations to a particular investor for U.S. federal income tax purposes could be less favorable than the allocations set forth in the Partnership Agreement.

The Partnership may derive taxable income from an investment, including with respect to an allocation from a Portfolio Fund that is not matched by a corresponding receipt of cash. Accordingly, it is possible that an investor’s U.S. federal income tax liability with respect to its allocable share of the earnings of the Partnership in a particular taxable year could exceed the cash distributions to such investor for the year, thus giving rise to an out-of-pocket payment by the investor.

Tax Exempts and Foreigners.    Tax-exempt entities and non-U.S. persons are strongly urged to consult their tax advisors regarding the tax consequences of investing in the Partnership as there are structural tax considerations that should be assessed before making such investment.

Our activities may cause us to be engaged in a trade or business and we will not make investments through taxable U.S. corporations solely for the purpose of limiting unrelated business taxable income (“UBTI”), from “debt-financed” property and, thus, an investment in the Partnership may give rise to significant UBTI to certain tax-exempt entities investing in the Partnership. For certain types of tax-exempt entities the receipt of any UBTI can have extremely adverse tax consequences.

Our method of operation may result in a determination that we are engaged in a U.S. trade or business, with the result that some portion of our income is properly treated as effectively connected with such trade or business with respect to non-U.S. persons investing in the Partnership. Moreover, distributions paid by Portfolio Funds treated as REITs that are attributable to gains from the sale of U.S. real property interests will, and sales of certain investments in the stock of U.S. corporations owning significant U.S. real property may, be treated as effectively connected income with respect to non-U.S. persons investing in the Partnership. To the extent that our income is treated as effectively connected income, non-U.S. persons investing in the Partnership generally will be subject to withholding tax on their allocable shares of such income, will be required to file a U.S. federal income tax return for such year reporting their allocable shares of income that is effectively connected with such trade or business, and will be subject to U.S. federal income tax at regular U.S. tax rates on any such income. Non-U.S. persons investing in the Partnership that are corporations may also be subject to a 30% branch profits tax on such income.

Adjusted Tax Basis for Units.    An investor’s adjusted tax basis for its units generally will be equal to the amount of its initial Contribution and will be increased by (a) any additional Contributions made by such investor and (b) the sum of such investor’s allocable share of (i) items of Partnership income and gain and (ii) liabilities of the Partnership, if any. An investor’s adjusted tax basis will be decreased, but not below zero, by the investor’s allocable share of (a) items of Partnership deductions and losses and (b) the amount of any cash distributions by the Partnership or the amount of the tax basis of any property, other than cash, distributed by the Partnership and such investor’s allocable share of the reduction in liabilities of the Partnership, if any.

If the recognition of an investor’s allocable share of Partnership losses would otherwise reduce its adjusted tax basis for its units below zero, the recognition of such losses by such investor would be deferred until such time as the recognition of such losses would not reduce such investor’s basis below zero. Partnership distributions generally will not be taxable to an investor to the extent of such investor’s adjusted tax basis in its units. If an investor receives a cash distribution (or deemed cash distribution) in an amount that exceeds such investor’s adjusted tax basis in its units, such investor would be required to recognize taxable income to the extent of that excess. A distribution of marketable securities is generally treated as a distribution of cash. Such amount would be treated as gain from the sale or exchange of its units.

Disposition and Redemptions of Units.    A sale, redemption or other taxable disposition of all or a part of an investor’s units will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount realized on the disposition or the cash distributions received in the redemption (including deemed cash distributions from the Partnership) and the investor’s adjusted tax basis in its units. An investor’s adjusted tax basis will be adjusted for this purpose by its allocable share of the Partnership’s income or loss for the year of such sale, redemption or other disposition. Depending on the nature of the assets held by the Partnership or Portfolio Funds, gain or loss recognized with respect to a sale, redemption or other disposition of an investor’s units may be treated, in whole or in part, as ordinary income and not capital gain.

Limitation on Deductibility of Partnership Losses.    An investor will be restricted from taking into account for U.S. federal income tax purposes any Partnership loss in excess of the adjusted tax basis of such investor’s units. In addition, the Code restricts individuals, certain non-corporate taxpayers and certain closely held corporations from taking into account for U.S. federal income tax purposes any Partnership net loss in excess of the amounts for which such investor is “at risk” with respect to its units as of the end of the Partnership’s taxable year in which such loss occurred. The amount for which an investor is “at risk” with respect to its units generally is equal to its adjusted tax basis for such units, less any amounts borrowed (i) in connection with its acquisition of such units for which it is not personally liable and for which it has pledged no property other than its units; (ii) from persons who have a proprietary interest in the Partnership and from certain persons related to such persons; and (iii) for which the investor is protected against loss through nonrecourse financing, guarantees or similar arrangements.

Limitation on Deductibility of Passive Losses.    In addition to the limitations on the deductibility of losses described above, the Code restricts individuals, certain non-corporate taxpayers and certain closely held corporations from using trade or business losses sustained by partnerships and other businesses in whose operations the taxpayer does not materially participate to offset income from other sources. Therefore, such losses can not be used to offset salary or other earned income, active business income or “portfolio income” (i.e., dividends, interest, royalties and non-business capital gains) of the taxpayer. Losses and credits suspended under the limitation may be carried forward indefinitely and may be used in later years against income from passive activities. Moreover, a taxable disposition by a taxpayer of the entire interest in a passive activity will cause the recognition of any suspended losses attributable to that activity.

This so-called “passive activity loss” limitation may apply to limit certain losses sustained by the Partnership, since certain activities of the Partnership may rise to the level of carrying on a trade or business for this purpose. An investor who is an individual, non-corporate taxpayer or closely-held corporation generally will not be able to use losses from its interests in passive activities, including passive activities of the Partnership, to offset its share of any income and capital gain from the Partnership that is not “passive activity income.”

Limitation on Deduction for Certain Expenses.    For individuals, estates and trusts, certain miscellaneous itemized deductions are deductible only to the extent that they exceed 2.00% of the adjusted gross income of the taxpayer. Moreover, an individual whose adjusted gross income exceeds specified threshold amounts is generally required to further reduce the amount of allowable itemized deductions by certain amounts. Management fees and organizational and other expenses attributable to the Partnership will constitute miscellaneous itemized deductions for these purposes. In addition, a portion of the fees paid by the Partnership to the Adviser may not be deductible currently because they may be recharacterized as syndication or other similar type expenses incurred directly by the Partnership. Prospective investors are urged to consult their tax advisors regarding their ability to deduct expenses incurred by the Partnership.

Limitation on Deductibility of Capital Losses.    Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

Qualified Dividends and Certain Capital Gains.    Reduced U.S. federal income tax rates apply to (a) capital gains received by individuals and (b) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates applicable to capital gains will also apply to capital gains recognized by investors who sell units that they have held for more than one year. The reduced rates cease to apply for taxable years beginning after December 31, 2010 after which they are scheduled to be increased to 20% for long-term capital gains and to ordinary income rates for dividends.

Investments in REITs.    Partnership investments in REITs may generate dividend income or net capital gains. Dividends from REITs are not “qualified dividends” and thus are not eligible for the reduced rates described in the previous paragraph. A REIT does not pass through losses to its investors.

Alternative Minimum Tax.    In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. An investor’s potential alternative minimum tax liability may be affected by reason of an investment in the Partnership. The extent, if any, to which the alternative minimum tax applies, will depend on each investor’s particular circumstances for each taxable year.

Non-U.S. Currency Gains or Losses.    If the Partnership or the Portfolio Funds in which it invests makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Partnership may recognize (or have allocated to it) gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Partnership may also recognize (or have allocated to it) gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

Non-U.S. Taxes.    Certain dividend, interest and other income received by the Partnership from sources outside of the United States may be subject to withholding taxes imposed by other countries. The Partnership may also be subject to income and other taxes in certain other countries. To the extent such income is considered to be attributable to a permanent establishment maintained by the Partnership in such jurisdiction, the Partnership may be subject to tax at full rates of taxation on its net income attributable to such permanent establishment. In light of the nature of the investment activity, no assurances can be given (and no ruling from any non-U.S. jurisdictions’ tax authorities will be sought) concerning the level of local jurisdiction taxation that may be imposed on the Partnership’s investment returns. Tax treaties between the United States and other countries may affect, reduce or eliminate such taxes. There may, however, be limitations on the ability of the Partnership and the investors to claim the benefits of such treaties. Investors will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes. The Partnership intends to use reasonable efforts to minimize the Partnership’s exposure to such non-U.S. taxes.

Tax Audits.    Under the Code, adjustments in tax liability with respect to the Partnership items generally will be made at the Partnership level in a partnership proceeding rather than in separate proceedings with each Investor. The General Partner will represent the Partnership as its “tax matters partner” during any audit and in any dispute with the Service. Each investor will be informed by the General Partner of the commencement of an audit of the Partnership. In general, the General Partner may enter into a settlement agreement with the Service on behalf of, and that is binding upon, the investors. Successful adjustments by the Service of Partnership items of income, gain, loss, deduction or expense could change an investor’s U.S. federal income tax liabilities.

Tax Elections.    Under Section 754 of the Code, the Partnership may elect to have the basis of its assets adjusted in the event of a distribution of property to an investor or in the event of a transfer of units in the Partnership by sale or exchange or as a result of the death of an investor. Pursuant to the terms of the Partnership Agreement, the General Partner, in its sole discretion, is authorized to make such election, which, if made, can be revoked only with the consent of the Service.

Regardless of whether the Partnership makes a 754 election, it will be required to reduce the tax basis in its remaining property following certain distributions in liquidation of an investor’s interest. This would occur when, subject to a de minimis exception, the departing investor recognizes a loss upon the liquidation or takes property distributed in kind with a tax basis that is in excess of its tax basis in the hands of the Partnership immediately before the distribution. The Partnership will also be required to reduce the tax basis in its assets with respect to an investor if, subject to a de minimis exception, the Partnership has a built-in loss in its assets at the time the investor purchases its units. These reductions in tax basis are intended to prevent certain duplications of losses.

Reports to Unitholders.    The Partnership will not be able to deliver Schedules K-1 to investors prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.

Reportable Transactions and Certain Tax Filing Requirements.    Treasury Regulations require that certain taxpayers participating in a “reportable transaction” must disclose such participation to the Service. The scope and application of these rules is not completely clear. An investment in the Partnership may be considered participation in a “reportable transaction” if, for example, the Partnership recognizes certain significant losses in the future. If an investment in the Partnership constitutes participation in a “reportable transaction,” the Partnership and the investors may be required to file IRS Form 8886 with the Service, including attaching it to their U.S. federal income tax returns, thereby disclosing certain information relating to the Partnership to the Service. In addition, the Partnership and its advisors may be required to maintain a list of the investors and to furnish this list and certain other information to the Service. Prospective investors are urged to consult their tax advisors regarding the applicability of these rules to an investment in the Partnership.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Skadden Arps Slate Meagher & Flom LLP, located at Four Times Square, New York, New York 10036-6522, serves as counsel to the Partnership.

McGladrey & Pullen LLP, located at 555 17th Street, Suite 1000, Denver, Colorado 80202, is the independent registered public accounting firm for the Partnership, providing audit services and assistance and consulting with respect to the preparation of filings with the Securities and Exchange Commission. RSM McGladrey, Inc., located at 555 17th Street, Suite 1000, Denver, Colorado 80202, is the tax accountant for the Partnership.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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FINANCIAL STATEMENTS FOR THE PARTNERSHIP

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APPENDIX A

RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody’s:

S&P

LONG-TERM

“AAA” An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes

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that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

“NR” The designation “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (–) The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

SHORT-TERM

“A-1” A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” A short-term obligation rated “B” is regarded as having significant speculative characteristics. Rating of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

“B-1” A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

“i” This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“L” Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

“p” This subscript is sued for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“pi” Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-dept meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

“pr” The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

PRELIMINARY

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

➢	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by S&P’s of appropriate documentation. Changes in the information proved to S&P’s could result in the assignment of a different rating. In addition, S&P’s reserves the right not to issue a final rating.

➢	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P’s policies. The final rating may differ from the preliminary rating.

“t” This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

MOODY’S

LONG-TERM

“Aaa” Bonds and preferred stock which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected

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by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” Bonds and preferred stock which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” Bonds and preferred stock which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

“Baa” Bonds and preferred stock which are rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” Bonds and preferred stock which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” Bonds and preferred stock which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” Bonds and preferred stock which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” Bonds and preferred stock which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” Bonds and preferred stock which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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APPENDIX B

Black Creek FOF Advisor LLC

Proxy Voting Policy

I. Policy

Black Creek FOF Advisor LLC (the “Adviser”) acts or may act as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end and closed-end management investment companies (i.e., “registered funds”). The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Some of the Adviser’s clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client’s investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser’s authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser’s utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client’s account.

II. Purpose

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. Procedures

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.	Conflicts of Interest

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a registered fund client, the Adviser will resolve such a conflict in the manner described below:

1.	Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.	Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

3.	Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

B.	Limitations

In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.	Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2.	Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.	Limited Value. If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client’s proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client’s account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.	Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Adviser may recall the security for the purposes of voting.

5.	Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits from the proxy proposal.

IV. Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities. The Adviser will also provide to each registered fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all closed fund clients to assist in the provision of all information required to be filed by such registered funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a registered fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a registered fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a registered fund they manage was entitled to vote:

➢	the name of the issuer of the portfolio security;

➢	the exchange ticker symbol of the portfolio security;

➢	the CUSIP number of the portfolio security;

➢	the shareholder meeting date;

➢	a brief description of the matter voted on;

➢	whether the matter was put forward by the issuer or a shareholder;

➢	whether the registered fund voted;

➢	how the registered fund cast its vote; and

➢	whether the registered fund cast its vote for or against management.

V. Guidelines

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.	Oppose.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.	Issues regarding the issuer’s board entrenchment and anti-takeover measures such as the following:

a.	Proposals to stagger board members’ terms;

b.	Proposals to limit the ability of shareholders to call special meetings;

c.	Proposals to require super majority votes;

d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.	Proposals regarding “fair price” provisions;

f.	Proposals regarding “poison pill” provisions; and

g.	Permitting “green mail.”

2.	Providing cumulative voting rights.

B.	Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1.	Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.	Date and place of annual meeting.

3.	Limitation on charitable contributions or fees paid to lawyers.

4.	Ratification of directors’ actions on routine matters since previous annual meeting.

5.	Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.	Limiting directors’ liability.

7.	Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

8.	The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.	Employee Stock Purchase Plans.

10.	Establish 401(k) Plans.

C.	Case-By-Case.

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.	Pay directors solely in stock;

2.	Eliminate director’s mandatory retirement policy;

3.	Rotate annual meeting location or date;

4.	Changes in the state of incorporation;

5.	Social and corporate responsibility issues;

6.	Option and stock grants to management and directors; and

7.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.	Investment Company Issues.

From time to time the Adviser will have to vote shares of investment company securities that may be held in a client’s account. These matters generally include proposals to:

1.	Elect directors or trustees;

2.	Ratify or approve independent accountants;

3.	Approve a new investment adviser or sub-adviser;

4.	Approve a change to an investment advisory fee;

5.	Approve a Distribution (i.e., Rule 12b-1) Plan;

6.	Approve a change in a fundamental investment objective, policy or limitation;

7.	Approve a change in the state of incorporation; and

8.	Approve a plan of reorganization or merger.

The Adviser will generally vote with management’s recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.

PART C: Other Information

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

Report of Independent Auditors(3)

Statement of Assets and Liabilities(3)

Registrant has not conducted any business as of the date of this filing, other than in connection with its organizational. Financial statements indicating that Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act, as amended (the “Investment Company Act”), will be filed with a pre-effective amendment to the Registration Statement.

(2)	Exhibits

	(a)	Certificate of Limited Partnership, dated May 2, 2007(1)

	(b)	Amended and Restated Limited Partnership Agreement(4)

	(c)	Not applicable

	(d)	Not applicable

	(e)	Not applicable

	(f)	Not applicable

	(g)(1)	Investment Advisory Agreement(2)

	(g)(2)	Sub-Investment Advisory Agreement(2)

	(h)(1)	Form of Distribution Agreement(3)

	(h)(2)	Form of Selling Agent Agreement(3)

	(i)	Not applicable

	(j)	Form of Custodian Agreement(2)

	(k)(1)	Administration Agreement(2)

	(k)(2)	Sub-Administration and Transfer Agency Agreement(2)

	(l)	Opinion and Consent of Counsel to the Partnership(3)

	(m)	Not applicable

	(n)	Consent of Independent Registered Public Accounting Firm(3)

	(o)	Not applicable

	(p)	Form of Purchase Agreement(3)

	(q)	Not applicable

	(r)(1)	Code of Ethics of the Registrant(2)

	(r)(2)	Code of Ethics of the Adviser(2)

	(r)(3)	Code of Ethics of the Sub-Adviser(2)

	(s)	Power of Attorney(2)

(1)	Previously filed.
(2)	Filed herewith.
(3)	To be filed by amendment.
(4)	Included as Appendix A to the Partnership’s prospectus.

Item 26.	Marketing Arrangements

None.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Amount
Registration Fee	$4,605
Printing	$60,000
Accounting Fees and Expenses	$5,000
Legal Fees and Expenses	$950,000
FINRA Fee	$15,700
Miscellaneous	$150,000

Total	$1,185,305

Item 28.	Persons Controlled By Or Under Common Control With The Registrant

None.

Item 29.	Number of Holders of Securities

As of January 11, 2008:
Title of Class	# of Recordholders
Limited Partnership Interests	1
General Partnership Interests	1

Item 30.	Indemnification

Section 12 of the Partnership Agreement provides:

SECTION 12

LIABILITY, EXCULPATION AND INDEMNIFICATION

12.1 Liability. Except as provided in the Act and as limited by this Agreement, the General Partner has the liabilities of a partner in a partnership without limited partners to Persons other than the Partnership and the other Partners. Except as may otherwise be provided by law, the liability of each Limited Partner is limited to the greater of its Capital Contribution or its Capital Account and other obligations set forth in this Agreement and the Subscription Agreements.

12.2 Exculpation.

(a) To the extent permitted by applicable law, none of the General Partner, any person controlling, controlled by or under common control with the General Partner, any of their respective unitholders, controlling Persons, officers, directors, partners, managers, members, employees or agents or their respective affiliates, employees, agents or principals, or any member of the Board of Directors or any officers, employees or agents of the Partnership, or any Person who was, at the time of the act or omission in question, such a Person (collectively, “Covered Persons”) shall be liable to the Partnership or any Partner for any act or omission taken or suffered by such Covered Person; provided that such act or omission does not constitute Disabling Conduct by the Covered Person and such act was taken or suffered by such Covered Person in good faith and in the good faith belief that such act or omission is in or is not contrary to the best interests of the Partnership and is within the scope of authority granted to such Covered Person by this Agreement. No Partner shall be liable to the Partnership or any Partner for any action taken by any other Partner. No Limited Partner shall have any fiduciary or any other duty to the Partnership or any other Partner other than as required by applicable law or as expressly provided by this Agreement.

(b) A Covered Person shall incur no liability in acting upon any signature or writing reasonably believed by it to be genuine, and may rely on a certificate signed by an executive officer of any Person in order to ascertain any fact with respect to such Person or within such Person’s knowledge and may rely on an opinion of counsel selected by such Covered Person with respect to legal matters, except to the extent that such Covered Person engaged in Disabling Conduct. Each Covered Person may act directly or through its agents or attorneys. Each Covered Person may consult with counsel, appraisers, engineers, accountants and other skilled Persons of its choosing, and shall not be liable for anything done, suffered or omitted in good faith in reasonable reliance upon the advice of any of such Persons, except to the extent that such Covered Person engaged in Disabling Conduct. No Covered Person shall be liable to the Partnership or any Partner for any error of judgment made in good faith by a responsible officer or officers of the Covered Person, except to the extent that such Covered Person engaged in Disabling Conduct. No Covered Person shall be liable to the Partnership or any Partner for any mistake of fact or judgment by the Covered Person in conducting the affairs of the Partnership or otherwise acting in respect of and within the scope of this Agreement, except to the extent that such Covered Person engaged in Disabling Conduct. No Covered Person shall be liable for the return to any Limited Partner of all or any portion of any Limited Partner’s Capital Account or Capital Contributions, except to the extent that such Covered Person engaged in Disabling Conduct or as expressly required by this Agreement.

(c) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to the Partners, any Covered Person acting under this Agreement or otherwise shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Covered Person.

12.3 Indemnification of General Partner, Etc.

(a) The Partnership shall and hereby does, to the fullest extent permitted by applicable law, indemnify, hold harmless and release each Covered Person from and against all claims, demands, liabilities, costs, expenses, damages, losses, suits, proceedings and actions, whether judicial, administrative, investigative or otherwise, of whatever nature, known or unknown, liquidated or unliquidated (a “Claim”), that may accrue to or be incurred by any Covered Person, or in which any Covered Person may become involved, as a party or otherwise, or with which any Covered Person may be threatened, relating to or arising out of the business and affairs of, or activities undertaken in connection with, the Partnership, or otherwise relating to or arising out of this Agreement, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees and expenses incurred in connection with the preparation for or defense or disposition of any investigation, action, suit, arbitration or other proceeding (a “Proceeding”), whether civil or criminal (all of such Claims and amounts covered by this Section 12.3, and all expenses referred to in Section 12.3(c), are referred to as “Damages”), except to the extent that it shall have been determined ultimately that such Damages arose from Disabling Conduct of such Covered Person or such Covered Person failed to act in good faith and in the good faith belief that its actions or omissions were in and not contrary to the best interests of the Partnership and within the scope of authority granted to such Covered Person by this Agreement. The termination of any Proceeding by settlement shall not, of itself, create a presumption that any Damages relating to such settlement arose from by the Disabling Conduct of any Covered Person. The General Partner shall cause the Partnership to use its commercially reasonable efforts to obtain the funds needed to satisfy its indemnification obligations under this Section 12.3(a) from Persons other than Partners (for example, out of Partnership assets or pursuant to insurance policies or indemnification arrangements with third-parties or out of borrowings) before causing the

Partnership to make payments pursuant to this Section 12.3. Notwithstanding the foregoing, nothing in this Section 12.3(a) shall prohibit the Board of Directors from causing the Partnership to make such payments if the General Partner determines that the Partnership is not likely to obtain sufficient funds from such other sources in a timely fashion, or that attempting to obtain such funds would be futile or not in the best interests of the Partnership (for example, nothing in this Section 12.3(a) shall require the General Partner to cause the Partnership to sell any investment before such time as the General Partner shall determine is advisable).

(b) At any time and from time to time, the Board of Directors may require the Partners to return to the Partnership distributions received from the Partnership to satisfy all or any portion of the indemnification obligations of the Partnership pursuant to this Section 12.3, whether such obligations arise before or after dissolution of the Partnership, provided that each Partner shall return distributions in respect of its share of any such indemnification payment in proportion to their respective Capital Contributions. Notwithstanding anything in this Section 12.3(b) to the contrary, (i) no Partner shall be required to make a return of distributions under this Section 12.3(b) with respect to an indemnification obligation that arises in respect of a distribution after the date that is the later of (x) the third anniversary of such distribution and (y) the end of the Term; and (ii) no Partner shall be required to return a distribution under this Section 12.3(b) with respect to an indemnification obligation that arises in any instance not included in clause (i) of this sentence after the end of the Term unless, in the case of clause (i) or (ii) of this sentence, such Partner is notified in writing on or prior to such date of the existence of any potential indemnification obligation with respect to which a claim or demand has been made or which the Board of Directors has reasonably concluded is expected to be made. Any distributions returned pursuant to this Section 12.3(b) shall not be treated as Capital Contributions but shall be treated as returns of distributions hereunder. Nothing in this Section 12.3(b), express or implied, is intended or shall be construed to give any Person other than the Partnership or the Partners any legal or equitable right, remedy or claim under or in respect of this Section 12.3(b) or any provision contained in this Agreement

(c) Expenses incurred by a Covered Person in defense or settlement of any Claim that may be subject to a right of indemnification hereunder shall be advanced by the Partnership prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined ultimately that the Covered Person is not entitled to be indemnified hereunder. The right of any Covered Person to the indemnification provided herein shall be cumulative with, and in addition to, any and all rights to which such Covered Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Covered Person’s successors, assigns and legal representatives. All judgments against the Partnership and the General Partner, in respect of which the General Partner is entitled to indemnification, shall first be satisfied from Partnership assets (including Capital Contributions), before the General Partner is responsible therefor.

(d) Promptly after receipt by a Covered Person of notice of the commencement of any Proceeding, such Covered Person shall, if a claim for indemnification in respect thereof is to be made against the Partnership, give written notice to the Partnership of the commencement of such Proceeding; provided that the failure of any Covered Person to give notice as provided herein shall not relieve the Partnership of its obligations under this Section 12, except to the extent that the Partnership is actually prejudiced by such failure to give notice. In case any such Proceeding is brought against a Covered Person (other than a derivative suit in right of the Partnership), the Partnership will be entitled to participate in and to assume the defense thereof to the extent that the Partnership may wish, with counsel reasonably satisfactory to such Covered Person. After notice from the Partnership to such Covered Person of the Partnership’s election to assume the defense of such Proceeding, the Partnership will not be liable for fees and expenses of counsel subsequently incurred by such Covered Person in connection with the defense thereof. The Partnership will not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Covered Person of a release from all liability in respect of such Claim.

(e) The provisions of this Section 12.3 shall continue to afford protection to each Covered Person regardless of whether such Covered Person remains in the position or capacity pursuant to which such Covered Person became entitled to indemnification under this Section 12.3 and regardless of any subsequent amendment to this

Agreement, and no amendment to this Agreement shall reduce or restrict the extent to which these indemnification provisions apply to actions taken or omissions prior to the date of such amendment.

(f) If the Board of Directors determines that it is appropriate or necessary to do so, the Board of Directors may cause the Partnership to establish reasonable reserves, escrow accounts or similar accounts to fund its obligations under this Section 12.3.

(g) The right of any Covered Person to the indemnification provided herein shall be cumulative with, and in addition to, any and all rights to which such Covered Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Covered Person’s successors, assigns, heirs and legal representatives.

(h) Nothing contained in this Section 12 shall constitute a waiver by any Partner of any right that it may have against any party under United States federal or state securities laws.

(i) The Directors may cause the Partnership, at the Partnership’s expense, to purchase insurance to insure the Indemnified Persons against liability hereunder (including liability arising in connection with the operation of the Partnership), including, without limitation, for a breach or an alleged breach of their responsibilities hereunder.

Item 31.	Business and Other Connections of Investment Adviser

Dividend Capital GREFOF GP, LLC, a Delaware limited liability company, is the General Partner of the Registrant and one of its investment advisers.

Black Creek FOF Advisor LLC, a Delaware limited liability company, is the Registrant’s investment adviser. The Adviser also serves as investment manager to Black Creek Global Real Estate Fund of Funds, L.P.

Dividend Capital Investments LLC, a Delaware limited liability company, is the Registrant’s sub-investment adviser. The Sub-Adviser also serves as investment adviser to Dividend Capital Realty Income Allocation Fund, Dividend Capital Strategic Global Realty Fund and Dividend Capital Asia Realty Fund L.P.

The list required by this Item 31 of officers and directors of the General Partner, the Adviser and the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the Form ADV filed by each of the General Partner, the Adviser and the Sub-Adviser, pursuant to the Investment Advisers Act of 1940 (SEC File Nos. 801-68585, 801-58582 and 801-62453, respectfully) which were declared effective by the Securities and Exchange Commission on November 19, 2007 for the General Partner and the Adviser and on November 7, 2003 for the Sub-Adviser.

Item 32.	Location of Accounts and Records

To be filed by amendment.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1)    The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)    Not applicable.

(3)    Not applicable.

(4)(a)    The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”); (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(4)(b)    The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(4)(c)    The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)(d)    That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(4)(e)    That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)(a)    Not applicable.

(5)(b)    Not applicable.

(6)    The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 11th day of January, 2008.

By:	/s/ Howard J. Margolis
Howard J. Margolis
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 11th day of January, 2008.

NAME	TITLE

/s/ Howard J. Margolis	Director, President (chief executive officer) and Treasurer (chief financial officer)
Howard J. Margolis

/s/ Robin Josephs	Director
Robin Josephs*

/s/ John Roberts, Jr.	Director and Chairman
John Roberts, Jr.*

*By:	/s/ Howard J. Margolis	Attorney-in-fact
Howard J. Margolis

Exhibit Index

Exhibit No.	Description

(g)(1)	Investment Advisory Agreement

(g)(2)	Sub-Investment Advisory Agreement

(j)	Form of Custodian Agreement

(k)(1)	Administration Agreement

(k)(2)	Sub-Administration and Transfer Agency Agreement

(r)(1)	Code of Ethics of the Registrant

(r)(2)	Code of Ethics of the Adviser

(r)(3)	Code of Ethics of the Sub-Adviser

(s)	Power of Attorney